     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997


                                                               FILE NO. 33-61599
                                                               FILE NO. 811-7337
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM S-6
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                    OF SECURITIES OF UNIT INVESTMENT TRUSTS

                           REGISTERED ON FORM N-8B-2
                         POST-EFFECTIVE AMENDMENT NO. 2


                            ------------------------

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact Name of Trust)

                       PROTECTIVE LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2801 Highway 280 South
                           Birmingham, Alabama 35223
              (Address of Depositor's Principal Executive Offices)


                                    COPY TO:

          Nancy Kane, Esquire                    Stephen E. Roth, Esquire
         2801 Highway 280 South                Sutherland, Asbill & Brennan
       Birmingham, Alabama 35223              1275 Pennsylvania Avenue, N.W.
       (Name and Address of Agent              Washington, D.C. 20004-2404
        for Service of Process)



    It is proposed that this filing become effective (check appropriate box):

    / / immediately upon filing pursuant to paragraph (b) of Rule 485;

    /X/ on May 1, 1997 pursuant to paragraph (b) of Rule 485;

    / / 60 days after filing pursuant to paragraph (a) of Rule 485;

    / / on (date) pursuant to paragraph (a)(i) of Rule 485



    Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the registrant has previously registered an indefinite amount of securities under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice for the year ended December 31, 1996 on February 28, 1997.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                       REGISTRATION STATEMENT ON FORM S-6
                             CROSS-REFERENCE SHEET

   FORM N-8B-2
     ITEM NO.       CAPTION IN PROSPECTUS
------------------  -------------------------------------------------------------------------------------------
         1          Cover Page
         2          Cover Page
         3          Inapplicable
         4          Sale of the Policies
         5          Protective Variable Life Separate Account
         6          Protective Variable Life Separate Account
         7          Inapplicable
         8          Inapplicable
         9          Legal Matters
        10(a)       The Policy
        10(b)       The Policy
        10(c)       Surrender Privilege; Withdrawal Privilege; Policy Loans; Payment Options
        10(d)       Cancellation Privilege; Special Transfer Privilege; Exchange Privilege; Withdrawal
                    Privilege; Policy Loans; Payment Options
        10(e)       Policy Lapse and Reinstatement
        10(f)       Voting Rights
        10(g),(h)   Other Investors in the Funds; Addition, Deletion and Substitution of Investments; Voting
                    Rights; Purchasing a Policy; Changes in the Policy or Benefits
        10(i)       Other Policy Benefits and Provisions; Death Benefit Proceeds; Payment Options; The Fixed
                    Account; Maturity Benefits; Limits on the Right to Contest the Policy; Suspension or Delay
                    of Payments; Arbitration; Supplemental Benefits and/or Riders; Tax Considerations
        11          The Funds
        12          The Funds
        13          Charges and Deductions; Sale of the Policies; Illustrations of Policy Values, Surrender
                    Values, Death Benefits and Accumulated Premiums
        14          Purchasing a Policy; Cancellation Privilege; Premium Payments; Net Premium Allocations;
        15          Purchasing a Policy; Cancellation Privilege; Premium Payments; Net Premium Allocations;
        16          The Funds
        17          Captions referenced under Items 10(c), (d), and (e) above
        18          Protective Variable Life Separate Account; The Funds; Calculation of Policy Values; Tax
                    Considerations
        19          Voting Rights; Reports to Policy Owners; Sale of the Policies
        20          Captions referenced under Items 6 and 10(g) above
        21          Policy Loans
        22          Protective Variable Life Separate Account; Financial Statements

   FORM N-8B-2
     ITEM NO.       CAPTION IN PROSPECTUS
------------------  -------------------------------------------------------------------------------------------
        23          Inapplicable
        24          Protective Life Directors and Executive Officers; State Regulation
        25          Protective Life Insurance Company
        26          Charges and Deductions
        27          Protective Life Insurance Company
        28          Protective Life Directors and Executive Officers
        29          Protective Life Insurance Company
        30          Inapplicable
        31          Inapplicable
        32          Inapplicable
        33          Inapplicable
        34          Sale of the Policies
        35          Protective Life Insurance Company
        36          Inapplicable
        37          Inapplicable
        38          Sale of the Policies
        39          Sale of the Policies
        40          Sale of the Policies
        41(a)       Sale of the Policies
        42          Inapplicable
        43          Inapplicable
        44(a)       Calculation of Policy Values; Premium Payments; Charges and Deductions
        44(b)       Charges and Deductions
        44(c)       Charges and Deductions
        45          Inapplicable
        46          Calculation of Policy Values; Surrender Privilege; Withdrawal Privilege; Charges and
                    Deductions; Illustrations of Policy Values, Surrender Values, Death Benefits and
                    Accumulated Premiums
        47          Inapplicable
        48          Inapplicable
        49          Inapplicable
        50          Inapplicable
        51          Summary and Diagram of the Policy; The Policy; Policy Benefits
        52          Addition, Deletion and Substitution of Investments
        53          Tax Considerations
        54          Inapplicable
        55          Inapplicable
        56          Inapplicable
        57          Inapplicable
        58          Inapplicable
        59          Financial Statements

                          SUPPLEMENT DATED MAY 1, 1997
                                       TO
                          PROSPECTUS DATED MAY 1, 1997
                                      FOR
                      INDIVIDUAL FLEXIBLE PREMIUM VARIABLE
                        AND FIXED LIFE INSURANCE POLICY



    As of May 1, 1997, the Sub-Accounts of the Variable Account supported by Funds of Oppenheimer Variable Account Funds, MFS-Registered Trademark- Variable Insurance Trust, and Acacia Capital Corporation Calvert Responsibly Invested Portfolios, as described on pages 13, 14 and 15 herein, are not yet available as investment options under the Policies. Protective Life will notify Policy Owners when these Sub-Accounts become available as investment options.



    As of May 1, 1997, the Portfolio Rebalancing feature described on page 23 herein is not yet available. Protective Life will notify Policy Owners when the Portfolio Rebalancing feature becomes available.

                                   PROSPECTUS

      INDIVIDUAL FLEXIBLE PREMIUM VARIABLE AND FIXED LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

                  Issued by: PROTECTIVE LIFE INSURANCE COMPANY
                             2801 Highway 280 South
                           Birmingham, Alabama 35223
                            Telephone (800) 866-3555
--------------------------------------------------------------------------------

    This prospectus describes an individual flexible premium variable and fixed life insurance policy (the "Policy") offered by Protective Life Insurance Company ("Protective Life"). The Policy is designed to provide insurance protection on the life of the Insured named in the Policy, and at the same time provide the Owner with the flexibility to vary the amount and timing of premium payments and, within certain limits, to change the amount of death benefits payable under the Policy. This flexibility permits the Owner to provide for changing insurance needs with a single insurance policy. This Policy may not be available in all jurisdictions.


    The Owner may, within limits, allocate Net Premium payments and Policy Value to one or more Sub-Accounts of the Protective Variable Life Separate Account (the "Variable Account") and Protective Life's general account (the "Fixed Account"). Discussions of values under the Policy in this prospectus generally relate only to the values allocated to the Variable Account. The assets of each Sub-Account of the Variable Account are invested in a corresponding investment portfolio (each, a "Fund") of Protective Investment Company, Oppenheimer Variable Account Funds, MFS-Registered Trademark- Variable Insurance Trust and Acacia Capital Corporation Calvert Responsibly Invested Portfolios.



    The prospectuses for the Funds describe the investment objective(s) and risks of investing in the Sub-Account corresponding to each. The Owner bears the entire investment risk for Policy Value allocated to a Sub-Account. Consequently, except as to Policy Value allocated to the Fixed Account, the Policy has no guaranteed minimum Surrender Value.


    It may not be advantageous to replace existing insurance with this Policy. Within certain limits, you may return the Policy, or convert it to a Policy that provides benefits that do not vary with the investment results of a separate account by exercising the Special Transfer Right.

    POLICIES (EXCEPT FOR POLICIES ISSUED IN CERTAIN STATES) INCLUDE AN ARBITRATION PROVISION THAT MANDATES RESOLUTION OF ALL DISPUTES ARISING UNDER THE POLICY THROUGH BINDING ARBITRATION. THIS PROVISION IS INTENDED TO RESTRICT AN OWNER'S ABILITY TO LITIGATE SUCH DISPUTES. SEE "ARBITRATION".


    Please read this prospectus and the prospectus for each of the Funds carefully and retain copies for future reference. This prospectus must be accompanied or preceded by the current prospectus for each of the Funds.


    AN INVESTMENT IN THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE POLICY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE POLICY INVOLVES CERTAIN RISKS, INCLUDING THE LOSS OF PREMIUM PAYMENTS (PRINCIPAL).


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                  May 1, 1997

                              PROSPECTUS CONTENTS


                                                                                                                PAGE
                                                                                                                -----
DEFINITIONS OF TERMS.......................................................................................           5
SUMMARY AND DIAGRAM OF THE POLICY..........................................................................           7
EXPENSE TABLES.............................................................................................          10
GENERAL INFORMATION ABOUT PROTECTIVE LIFE, THE VARIABLE ACCOUNT AND THE FUNDS..............................          12
  Protective Life Insurance Company........................................................................          12
  Protective Variable Life Separate Account................................................................          13
  The Funds................................................................................................          13
    - The PIC Funds........................................................................................          14
    - The Oppenheimer Funds................................................................................          14
    - The MFS Funds........................................................................................          15
    - The Calvert Responsibly Invested Portfolios..........................................................          15
  Other Investors in the Funds.............................................................................          16
  Addition, Deletion or Substitution of Investments........................................................          16
  Voting Rights............................................................................................          17
THE POLICY.................................................................................................          17
  Purchasing a Policy......................................................................................          17
  Cancellation Privilege...................................................................................          18
  Premium Payments.........................................................................................          18
    - Minimum Initial Premium Payment......................................................................          18
    - Planned Periodic Premium Payments....................................................................          19
    - Unscheduled Premium Payments.........................................................................          19
    - Premium Payment Limitations..........................................................................          19
    - No-Lapse Guarantee...................................................................................          19
    - Premium Payments Upon Increase in Face Amount........................................................          19
  Net Premium Allocations..................................................................................          20
  Policy Lapse and Reinstatement...........................................................................          20
    - Lapse................................................................................................          20
    - Reinstatement........................................................................................          21
  Special Transfer Privilege...............................................................................          21
CALCULATION OF POLICY VALUES...............................................................................          21
  Variable Account Value...................................................................................          21
    - Determination of Units...............................................................................          21
    - Determination of Unit Value..........................................................................          21
    - Net Investment Factor................................................................................          21
  Fixed Account Value......................................................................................          22
POLICY BENEFITS............................................................................................          22
  Transfers of Policy Values...............................................................................          22
    - General..............................................................................................          22
    - Telephone Transfers..................................................................................          22
    - Reservation of Rights................................................................................          22
    - Dollar Cost Averaging................................................................................          23
    - Portfolio Rebalancing................................................................................          23
  Surrender Privilege......................................................................................          23
  Withdrawal Privilege.....................................................................................          24

                                                                                                                PAGE
                                                                                                                -----
  Policy Loans.............................................................................................          24
    - General..............................................................................................          24
    - Loan Collateral......................................................................................          24
    - Loan Repayment.......................................................................................          24
    - Interest.............................................................................................          25
    - Non-Payment of Policy Loan...........................................................................          25
    - Effect of a Policy Loan..............................................................................          25
  Maturity Benefits........................................................................................          25
  Death Benefit Proceeds...................................................................................          26
    - Calculation of Death Benefit Proceeds................................................................          26
    - Death Benefit Options................................................................................          26
    - Changing the Death Benefit Option....................................................................          26
    - Changing the Face Amount.............................................................................          26
  Payment Options..........................................................................................          27
    - Minimum Amounts......................................................................................          28
    - Other Requirements...................................................................................          28
THE FIXED ACCOUNT..........................................................................................          28
  The Fixed Account........................................................................................          28
  Interest Credited on Fixed Account Value.................................................................          28
  Payments from the Fixed Account..........................................................................          29
CHARGES AND DEDUCTIONS.....................................................................................          29
  Premium Expense Charges..................................................................................          29
    - Sales Charge.........................................................................................          29
    - Federal Tax Charge...................................................................................          29
    - Other Taxes..........................................................................................          29
    - Premium Tax Charge...................................................................................          29
  Monthly Deduction........................................................................................          30
    - Cost of Insurance Charge.............................................................................          30
    - Legal Considerations Relating to Sex -- Distinct Premium Payments and Benefits.......................          31
    - Monthly Administration Fee...........................................................................          31
    - Supplemental Benefit and/or Rider Charges............................................................          31
    - Mortality and Expense Risk Charge....................................................................          31
  Transfer Fee.............................................................................................          32
  Surrender Charge (Contingent Deferred Sales Charges).....................................................          32
  Withdrawal Charge........................................................................................          33
  Fund Expenses............................................................................................          33
EXCHANGE PRIVILEGE.........................................................................................          33
  Effect of the Exchange Offer.............................................................................          35
    - Tax Considerations...................................................................................          35
    - Sales Commissions....................................................................................          35
ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED
 PREMIUMS..................................................................................................          35
OTHER POLICY BENEFITS AND PROVISIONS.......................................................................          45
  Limits on Rights to Contest the Policy...................................................................          45
    - Incontestability.....................................................................................          45
    - Suicide Exclusion....................................................................................          45
  Changes in the Policy or Benefits........................................................................          45
    - Misstatement of Age or Sex...........................................................................          45
    - Other Changes........................................................................................          45
  Suspension or Delay of Payments..........................................................................          45
  Reports to Policy Owners.................................................................................          45
  Assignment...............................................................................................          45

                                                                                                                PAGE
                                                                                                                -----
  Arbitration..............................................................................................          46
  Supplemental Benefits and/or Riders......................................................................          46
    - Children's Term Life Insurance Rider.................................................................          46
    - Accidental Death Benefit Rider.......................................................................          46
    - Disability Benefit Rider.............................................................................          46
    - Guaranteed Insurability Rider........................................................................          46
    - Protected Insurability Benefit Rider.................................................................          46
  Reinsurance..............................................................................................          46
USES OF THE POLICY.........................................................................................          47
TAX CONSIDERATIONS.........................................................................................          47
  Introduction.............................................................................................          47
  Tax Status of Protective Life............................................................................          47
  Taxation of Life Insurance Policies......................................................................          48
    - Tax Status of the Policy.............................................................................          48
     -- Diversification Requirements.......................................................................          48
     -- Ownership Treatment................................................................................          48
    - Tax Treatment of Life Insurance Death Benefit Proceeds...............................................          49
    - Tax Deferral During Accumulation Period..............................................................          49
  Policies Which Are Not MEC's.............................................................................          49
     -- Tax Treatment of Withdrawals Generally.............................................................          49
     -- Certain Distributions Required by the Tax Law in the First 15 Policy Years.........................          49
     -- Tax Treatment of Loans.............................................................................          49
  Policies Which Are MEC's.................................................................................          50
     -- Characterization of a Policy as a MEC..............................................................          50
     -- Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs............................          50
     -- Penalty Tax........................................................................................          50
     -- Aggregation of Policies............................................................................          50
    - Treatment of Maturity Benefits and Extension of Maturity Date........................................          51
    - Actions to Ensure Compliance with the Tax Law........................................................          51
    - Other Considerations.................................................................................          51
  Federal Income Tax Withholding...........................................................................          51
OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE...................................................          51
  Sale of the Policies.....................................................................................          51
  Protective Life Directors and Executive Officers.........................................................          52
  State Regulation.........................................................................................          53
  Additional Information...................................................................................          54
  Experts..................................................................................................          54
  Legal Matters............................................................................................          54
  Financial Statements.....................................................................................          54
APPENDICES
  A-Examples of Death Benefit Options......................................................................         A-1

                              DEFINITIONS OF TERMS

ATTAINED AGE -- The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

BENEFICIARY -- The person to whom the Death Benefit Proceeds are paid upon the death of the Insured. Primary, contingent, and irrevocable Beneficiaries may be named.

CANCELLATION PERIOD -- Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

CASH VALUE -- Policy Value minus any applicable Surrender Charge.

CODE -- The Internal Revenue Code of 1986, as amended.

DEATH BENEFIT -- The amount payable to the Beneficiary under a Death Benefit Option before adjustments if the Insured dies while the Policy is in force.

DEATH BENEFIT OPTION -- One of two options that an Owner may select for the computation of Death Benefit Proceeds. Face Amount (Option 1), or Face Amount Plus Policy Value (Option 2).

DEATH BENEFIT PROCEEDS -- The amount payable to the Beneficiary if the Insured dies while the Policy is in force and is equal to the Death Benefit plus any death benefit under any rider to the Policy less any Policy Debt less unpaid monthly deductions if the Insured dies during a grace period.

FACE AMOUNT -- A dollar amount selected by the Owner and shown in the Policy.

FIXED ACCOUNT -- Part of Protective Life's General Account to which Policy Value may be transferred or Net Premiums allocated under a Policy.

FIXED ACCOUNT VALUE -- The Policy Value in the Fixed Account.


FUND -- A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.



GENERAL ACCOUNT -- Protective Life's assets other than those allocated to the Variable Account or another separate account.


HOME OFFICE -- 2801 Highway 280 South, Birmingham, Alabama 35223.

INITIAL FACE AMOUNT -- The Face Amount on the Policy Effective Date.

INSURED -- The person whose life is covered by the Policy.

ISSUE AGE -- The Insured's age as of the nearest birthday on the Policy Effective Date.

ISSUE DATE -- The date the Policy is issued. The Issue Date may be a later date than the Policy Effective Date if the initial premium payment is received at the Home Office before the Issue Date.

LAPSE -- Termination of the Policy at the expiration of the grace period while the Insured is still living.

LOAN ACCOUNT -- An account within Protective Life's general account to which Fixed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

LOAN ACCOUNT VALUE -- The Policy Value in the Loan Account.

MATURITY DATE -- The date shown in the Policy on which the Owner(s) will be paid the Surrender Value, if any, provided the Insured is still living. It is the Policy Anniversary nearest the Insured's 95th birthday. The Maturity Date may be changed provided it is not less than 20 years from the Policy Effective Date.

MINIMUM MONTHLY PREMIUM -- For Policies issued on Insured's Issue Age below 70, the minimum amount of premium payments that must be paid in order for the No-Lapse Guarantee to remain in effect.


MONTHLY ANNIVERSARY DAY -- The same day in each month as the Policy Effective Date.


NET AMOUNT AT RISK -- As of any Monthly Anniversary Day, the Death Benefit under the Policy (discounted for the upcoming Policy month) less the Policy Value (before deduction of the monthly administration fee and monthly supplemental and/or rider benefit charges on that day).

NET ASSET VALUE PER SHARE -- The value per share of any Fund as computed on any Valuation Day.

NET PREMIUM -- A premium payment minus the applicable Premium expense charges.

OWNER, YOU, YOUR -- The person(s) who owns a Policy.


PIC -- Protective Investment Company.


PLANNED PERIODIC PREMIUM PAYMENT -- The premium determined by the Owner as a level amount that he or she (or they) plan to pay at fixed intervals over a specified period of time.

POLICY ANNIVERSARY -- The same day in each Policy Year as the Policy Effective Date.

POLICY DEBT -- The sum of all outstanding policy loans plus accrued interest.

POLICY EFFECTIVE DATE -- The date shown in the Policy as of which coverage under the Policy begins. Policy Years are measured from the Policy Effective Date. The Policy Effective Date is never the 29th, 30th, or 31st of a month.

POLICY VALUE -- The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.

POLICY YEAR -- Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

PREMIUM PAYMENT(S) OR PREMIUMS -- Payments made by the Owner(s) to purchase the Policy.

PROTECTIVE LIFE, WE, US, OUR, COMPANY -- Protective Life Insurance Company.


SEC GUIDELINE ANNUAL PREMIUM -- A hypothetical level amount that would be payable through the Maturity Date for the benefits provided under the Policy, assuming cost of insurance rates equal to those guaranteed in the Policy, net investment earnings under the Policy at an effective annual rate of 5%, and sales and other charges imposed under the Policy.


SUB-ACCOUNT -- A separate division of the Variable Account established to invest in a particular Fund.

SUB-ACCOUNT VALUE -- The Policy Value in a Sub-Account.

SURRENDER VALUE -- The Cash Value minus any outstanding Policy Debt.

UNIT -- A unit of measurement used to calculate Sub-Account Values.

UNSCHEDULED PREMIUM PAYMENT -- Any Premium Payment other than a Planned Periodic Premium Payment.

VALUATION DAY -- Each day the New York Stock Exchange is open for business except federal and other holidays and days when Protective Life is not open for business.

VALUATION PERIOD -- The period commencing with the close of regular trading on the New York Stock Exchange on any valuation day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

VARIABLE ACCOUNT -- Protective Variable Life Separate Account, a separate investment account of Protective Life into which Net Premiums may be allocated.

VARIABLE ACCOUNT VALUE -- The sum of all Sub-Account Values.

WITHDRAWAL -- A withdrawal by the Owner of an amount of Cash Value that is less than the Surrender Value.

WRITTEN NOTICE -- A written notice or request that is received by Protective Life at the Home Office.

                       SUMMARY AND DIAGRAM OF THE POLICY

    THE FOLLOWING SUMMARY OF PROSPECTUS INFORMATION AND DIAGRAM OF THE POLICY SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. UNLESS OTHERWISE INDICATED, THE DESCRIPTION OF THE POLICY IN THIS PROSPECTUS ASSUMES THAT THE POLICY IS IN FORCE AND THERE IS NO OUTSTANDING POLICY DEBT.

    The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, the Owner of a Policy makes premium payments for insurance coverage on the person insured. Also, like many fixed-benefit life insurance policies, the Policy provides for accumulation of Net Premiums and a Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime. As with fixed-benefit life insurance, the Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate Premium Payments made.

    However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may and the Policy Value will increase or decrease to reflect the investment performance of any Sub-Accounts to which Policy Value is allocated. Also, unless the entire Policy Value is allocated to the Fixed Account, there is no guaranteed minimum Surrender Value. If Policy Value is insufficient to pay charges due, then, after a grace period, the Policy will lapse without value. See "Policy Lapse and Reinstatement". However, Protective Life guarantees that the Policy will remain in force during the first ten Policy Years (for Insureds Issue Age 0 through 64) or the first five Policy Years (for Insureds Issue Age 65 through 69) as long as certain requirements related to the Minimum Monthly Premium have been met. See "Premium Payments -- No-Lapse Guarantee," and "Policy Loans". If a Policy lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% penalty tax. See "Tax Considerations".

    The most important features of the Policy, such as charges, cash benefits, death benefits, and calculation of Policy values, are summarized in the diagram on the following pages.

    PURPOSE OF THE POLICY. The Policy is designed to be a long-term investment providing insurance benefits. A prospective Owner should evaluate the Policy in conjunction with other insurance policies he or she may own, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations (see below).

    POLICY BENEFITS. Two Death Benefit options are available under the Policy: a level death benefit ("Option 1") and a variable death benefit ("Option 2"). Protective Life guarantees that the Death Benefit Proceeds will never be less than the Face Amount of insurance (less any outstanding Policy Debt and past due charges) as long as sufficient premiums are paid to keep the Policy in force. The Policy provides for a Surrender Value that can be obtained by surrendering the Policy. The Policy also permits loans and withdrawals, within limits.

    ILLUSTRATIONS. Illustrations in this prospectus or used in connection with the purchase of a Policy are based on HYPOTHETICAL rates of return. THESE RATES ARE NOT GUARANTEED. They are illustrative only and SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

    TAX CONSIDERATIONS. Protective Life intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal
Revenue Code of 1986, as amended. A Policy may be a "modified endowment contract" under federal tax law depending upon the amount of Premium Payments made in relation to the Death Benefit provided under the Policy. Protective Life will monitor Policies and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Tax Considerations".

    CANCELLATION PRIVILEGE AND SPECIAL TRANSFER RIGHT. For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a refund. (See "Cancellation Privilege"). In certain states, until the end of this "Cancellation Period," Protective Life reserves the right to allocate Net Premium payments to the Sub-Account investing in the PIC Money Market Fund or to the Fixed Account. (See "Net Premium Allocations"). At any time within 24 Policy months after the Issue Date, you may transfer the entire Variable Account Value to the Fixed Account without payment of any transfer fee and without the transfer counting as one of the 12 transfers per Policy Year that may be made without incurring a transfer fee. Such a transfer will result in future Net Premium Payments being allocated to the Fixed Account and effectively "converts" the Policy into a policy that provides fixed (non-variable) benefits. See "Special Transfer Privilege".



    OWNER INQUIRIES.    If  you  have  any questions,  you  may  write  or  call
Protective Life's Home Office at 2801 Highway 280 South, Birmingham, Alabama 35223, 1-800-265-1545.



                               DIAGRAM OF POLICY

                                 PREMIUM PAYMENTS

  - You select a payment plan but are not required to pay premium payments according to the plan. You can vary the amount and frequency and can skip planned premium payments. See pages 18 and 19 for rules and limits.

  - The Policy's minimum initial premium payment and planned premium payment depend on the Insured's age, sex and underwriting class, Face Amount selected, and any supplemental benefits and/or riders.

  - Unscheduled premium payments may be made, within limits. See page 19.

                         DEDUCTIONS FROM PREMIUM PAYMENTS

  - For sales charge (2.75% of each premium payment in Policy Years 1 through 10; 0.75% of each premium payment in Policy Years 11 and thereafter). See page 29.

  - For federal taxes (1.25% of each premium payment in all Policy Years). See page 29.

  - For state and local premium taxes (2.25% of each premium payment). See page 29.

                               NET PREMIUM PAYMENTS

  -  You  direct  the  allocation  of  Net  Premium  payments  among   seventeen
    Sub-Accounts and the Fixed Account. See page 20 for rules and limits on Net Premium payment allocations.

  - The Sub-Accounts invest in corresponding Funds. See pages 13 through 15. Funds available are the Goldman Sachs Funds, the Oppenheimer Funds, the MFS Funds and the Calvert Responsibly Invested Portfolios.

  - Interest is credited on amounts allocated to the Fixed Account at a minimum guaranteed rate of 4%. See page 28 for rules and limits on Fixed Account allocations.

                           DEDUCTIONS FROM POLICY VALUE
  - Monthly Deduction for cost of insurance, administration fees, mortality and expense risk charges and charges for any supplemental and/or rider benefits. Administration fees are currently $31.00 per month the first Policy Year and $6.00 per month thereafter, plus for the 12 Policy months following an increase in Face Amount, a charge based on the increase. Monthly Mortality and Expense Risk Charges are currently equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1 through 10; and in Policy Years 11 and thereafter monthly Mortality and Expense Risk Charge is currently equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount. This charge is not deducted from Fixed Account Value. See pages 29 through 32.
                              DEDUCTIONS FROM ASSETS
  - Investment advisory fees and fund operating expenses are also deducted from the assets of each Fund. See page 33.

                                   POLICY VALUE
  - Is equal to Net Premiums, as adjusted each Valuation Day to reflect Sub-Account investment experience, interest credited on Fixed Account Value, charges deducted and other Policy transactions (such as transfers and withdrawals). See page 21.

  - Varies from day to day. There is no minimum guaranteed Policy Value. The Policy may lapse if the Policy Value is insufficient to cover a Monthly Deduction due. See pages 19 and 20.

  - Can be transferred between and among the Sub-Accounts and the Fixed Account. A transfer fee may apply if more than 12 transfers are made in a Policy Year. See page 22 for rules and limits. Policy loans reduce the amount available for allocations and transfers.

  - Is the starting point for calculating certain values under a Policy, such as the Cash Value, Surrender Value, and the Death Benefit used to determine Death Benefit Proceeds.

                               CASH BENEFITS
- Loans may be taken for amounts up to 90% of Surrender Value, at an effective annual interest rate of 6.0% during the first 10 Policy Years and 4.0% thereafter. See page 24 for rules and limits.

- Withdrawals generally can be made provided there is sufficient remaining Surrender Value. A withdrawal charge of the lesser of $25 or 2% of the withdrawal amount requested will apply. See page 24 for rules and limits.

- The Policy may be surrendered in full at any time for its Surrender Value. A declining deferred sales charge of up to 27% of premium payments made in the first Policy Year (or 27% of a SEC Guideline Annual Premium, if less) is assessed on surrenders during the first 14 Policy Years. See page 32.

- Payment options are available. See page 27.

                              DEATH BENEFITS
- Available as lump sum or under a variety of payment options.

- For most Policies, the minimum Face Amount of $50,000.

- Two Death Benefit options available: Option 1, equal to the Face Amount, and Option 2, equal to the Face Amount plus Policy Value. See page 26.

- Flexibility to change the Death Benefit option and Face Amount. See page 26 for rules and limits.

- Supplemental benefits and/or riders may be available. See page 46.

                                 EXPENSE TABLES



    The following expense information assumes that the entire Policy Value is Variable Account Value.


PIC FUNDS (1)
                                                                             MONEY
                                                                            MARKET
                                                                             FUND
                                                                          -----------
 Management (Advisory) Fees.............................................      0.60%
  Other Expenses After Reimbursement....................................      0.00%
                                                                              -----
  Total Annual Fund Expenses............................................
    (after reimbursements)                                                    0.60%

                                                                           CORE U.S.
                                                                            EQUITY
                                                                             FUND
                                                                          -----------
 Management (Advisory) Fees.............................................      0.80%
  Other Expenses After Reimbursement....................................      0.00%
                                                                              -----
  Total Annual Fund Expenses............................................
    (after reimbursements)                                                    0.80%
                                                                            CAPITAL
                                                                            GROWTH
                                                                             FUND
                                                                          -----------
 Management (Advisory) Fees.............................................      0.80%
  Other Expenses After Reimbursement....................................      0.00%
                                                                              -----
  Total Annual Fund Expenses............................................
    (after reimbursements)                                                    0.80%
                                                                           SMALL CAP
                                                                          EQUITY FUND
                                                                          -----------
 Management (Advisory) Fees.............................................      0.80%
  Other Expenses After Reimbursement....................................      0.00%
                                                                              -----
  Total Annual Fund Expenses............................................
    (after reimbursements)                                                    0.80%
                                                                          INTERNATIONAL
                                                                          EQUITY FUND
                                                                          -----------
 Management (Advisory) Fees.............................................      1.10%
  Other Expenses After Reimbursement....................................      0.00%
                                                                              -----
  Total Annual Fund Expenses............................................
    (after reimbursements)                                                    1.10%
                                                                          GROWTH AND
                                                                          INCOME FUND
                                                                          -----------
 Management (Advisory) Fees.............................................      0.80%
  Other Expenses After Reimbursement....................................      0.00%
                                                                              -----
  Total Annual Fund Expenses............................................
    (after reimbursements)                                                    0.80%
                                                                            GLOBAL
                                                                            INCOME
                                                                             FUND
                                                                          -----------
 Management (Advisory) Fees.............................................      1.10%
  Other Expenses After Reimbursement....................................      0.00%
                                                                              -----
  Total Annual Fund Expenses............................................
    (after reimbursements)                                                    1.10%

OPPENHEIMER FUNDS (2)


                                                                                              CAPITAL
                                                                                            APPRECIATION
                                                                                                FUND
                                                                                            ------------
 Management (Advisory) Fees...............................................................       0.72%
  Other Expenses After Reimbursement......................................................  0.03% -----
  Total Annual Fund Expenses..............................................................
    (after reimbursements)                                                                       0.75%

                                                                                               GROWTH
                                                                                                FUND
                                                                                            ------------
 Management (Advisory) Fees...............................................................       0.75%
  Other Expenses After Reimbursement......................................................  0.04% -----
  Total Annual Fund Expenses(2)...........................................................
    (after reimbursements)                                                                       0.79%
                                                                                              GROWTH &
                                                                                               INCOME
                                                                                                FUND
                                                                                            ------------
 Management (Advisory) Fees...............................................................       0.75%
  Other Expenses After Reimbursement......................................................  0.25% -----
  Total Annual Fund Expenses..............................................................
    (after reimbursements)                                                                       1.00%
                                                                                             STRATEGIC
                                                                                                BOND
                                                                                                FUND
                                                                                            ------------
 Management (Advisory) Fees...............................................................       0.75%
  Other Expenses After Reimbursement......................................................  0.10% -----
  Total Annual Fund Expenses..............................................................
    (after reimbursements)                                                                       0.85%

MFS FUNDS
                                                                                            MFS EMERGING
                                                                                               GROWTH
                                                                                               SERIES
                                                                                            ------------
 Management (Advisory) Fees...............................................................       0.75%
  Other Expenses After Reimbursement (3)(4)...............................................  0.25% -----
  Total Annual Fund Expenses..............................................................
    (after reimbursements) (4)                                                                   1.00%
                                                                                            MFS RESEARCH
                                                                                               SERIES
                                                                                            ------------
 Management (Advisory) Fees...............................................................       0.75%
  Other Expenses After Reimbursement (3)(4)...............................................  0.25% -----
  Total Annual Fund Expenses..............................................................
    (after reimbursements) (4)                                                                   1.00%
                                                                                             MFS GROWTH
                                                                                            WITH INCOME
                                                                                               SERIES
                                                                                            ------------
 Management (Advisory) Fees...............................................................       0.75%
  Other Expenses After Reimbursement (3)(4)...............................................  0.25% -----
  Total Annual Fund Expenses..............................................................
    (after reimbursements) (4)                                                                   1.00%
                                                                                             MFS TOTAL
                                                                                               RETURN
                                                                                               SERIES
                                                                                            ------------
 Management (Advisory) Fees...............................................................       0.75%
  Other Expenses After Reimbursement (3)(4)...............................................  0.25% -----
  Total Annual Fund Expenses..............................................................
    (after reimbursements) (4)                                                                   1.00%

CALVERT RESPONSIBLY INVESTED PORTFOLIOS (5)
                                                                                                CRI
                                                                                             STRATEGIC
                                                                                               GROWTH
                                                                                             PORTFOLIO
                                                                                            ------------
 Management (Advisory) Fees...............................................................       1.71%
  Other Expenses After Reimbursement......................................................  0.59% -----
  Total Annual Fund Expenses..............................................................
    (after reimbursements)                                                                       2.30%
                                                                                            CRI BALANCED
                                                                                             PORTFOLIO
                                                                                            ------------
 Management (Advisory) Fees...............................................................       0.71%
  Other Expenses After Reimbursement......................................................  0.13% -----
  Total Annual Fund Expenses..............................................................
    (after reimbursements)                                                                       0.84%


------------------------------

* Protective Life reserves the right to charge a Transfer Fee in the future. (See "Charges and Deductions".)



(1) The annual expenses listed for all of the PIC Funds are net of certain reimbursements by PIC's investment manager. (See "The Funds".) Absent the reimbursements, total expenses for the period ended December 31, 1996 were:
    Money Market Fund 1.27%, CORE U.S. Equity Fund 0.91%, Small Cap Equity Fund 0.94%, International Equity Fund 1.38%, Growth and Income Fund 0.88%, Capital Growth Fund 1.02%, and Global Income Fund 1.42%. PIC's investment manager has voluntarily agreed to reimburse certain of each Fund's expenses in excess of its management fees. Although this reimbursement may be ended on 120 days notice to PIC, the investment manager has no present intention of doing so.



(2) Oppenheimer Growth Fund expenses are net of certain reimbursements by the investment manager. Absent the reimbursements, the Oppenheimer Growth Fund's total expenses for the period ended December 31, 1996 were 0.81%.



(3) Each Series has an expense offset arrangement which reduces the Series' custodian based fee based on the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."



(4) The investment advisor has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. See the Fund prospectus "Information Concerning Shares of Each Series -- Expenses." Otherwise, "Other Expenses" for the Emerging Growth Series, Research Series, Growth With Income Series and Total Return Series would be 0.41%, 0.73%, 1.32% and 1.35%, respectively, and "Total Operating Expenses" would be 1.16%, 1.48%, 2.07% and 2.10%, respectively, for these Series.



(5) The figures above are based on expenses for fiscal year 1996, and have been restated to reflect an increase in transfer agency expenses of 0.03% for each Portfolio expected to be incurred in 1997. Management (Advisory) Fees includes for CRI Balanced and CRI Strategic Growth, includes a performance adjustment, which depending on performance, could cause the fee to be as high as 0.85% or as low as 0.55% for CRI Balanced, and as high as 1.85% or as low as 1.55% for CRI Strategic Growth. "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly (again, restated) would be 0.81% for CRI Balanced and 1.84% for CRI Strategic Growth. Management (Advisory) Fees for CRI Strategic Growth includes an administrative service fee of 0.20% paid to Advisor's affiliate.



    The above tables are intended to assist the owner in understanding the costs and expenses that he or she will bear directly or indirectly. The tables reflect the expenses for the Account and reflect the investment management fees and other expenses and total expenses for each Fund for the period January 1, 1996 to December 31, 1996. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectuses for each of the Funds, which accompany this prospectus. IN ADDITION TO THE EXPENSES LISTED ABOVE, PREMIUM TAXES VARYING FROM 0 TO 3.5% MAY BE APPLICABLE IN CERTAIN STATES.


                   GENERAL INFORMATION ABOUT PROTECTIVE LIFE,
                       THE VARIABLE ACCOUNT AND THE FUNDS

PROTECTIVE LIFE INSURANCE COMPANY

    Protective Life is a Tennessee stock life insurance company. Founded in 1907, Protective Life offers individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 1996, Protective Life had total assets of approximately $8.2 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $8.3 billion at December 31, 1996.


PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

    Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies of practices or the Variable Account.

    Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's General Account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its General Account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.


    The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this Prospectus.



    As of December 31, 1996, the Variable Account had seven Sub-Accounts: PIC Money Market; PIC Select Equity (now called CORE U.S. Equity); PIC Capital Growth; PIC Small Cap Equity; PIC International Equity; PIC Growth and Income; and PIC Global Income. In 1997, ten additional Sub-Accounts are being added to the Variable Account: Oppenheimer Capital Appreciation; Oppenheimer Growth; Oppenheimer Growth & Income; Oppenheimer Strategic Bond; MFS Emerging Growth; MFS Research; MFS Growth With Income; MFS Total Return; CRI Strategic Growth; and CRI Balanced.


THE FUNDS


    Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: PIC (the "PIC Funds") managed by Investment Distributions Advisory Services, Inc. and subadvised by Goldman Sachs Asset Management or Goldman Sachs Asset Management International; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by OppenheimerFunds, Inc.; MFS Variable Insurance Trust (the "MFS Funds") managed by Massachusetts Financial Services Company; or Acacia Capital Corporation Calvert Responsibly Invested Portfolios (the "Calvert Responsibly Invested Portfolios") managed by Calvert Asset Management Company, Inc. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.



    There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.



    THE PIC FUNDS



        PIC GROWTH AND INCOME FUND. This Fund seeks long-term growth of capital and growth of income. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities having favorable prospects of capital appreciation and/ or dividend paying ability.



        PIC INTERNATIONAL EQUITY FUND. This Fund seeks long-term capital appreciation. This Fund will pursue its objective by investing primarily in equity and equity-related securities of companies that are organized outside the United States or whose securities are primarily traded outside the United States.



        PIC GLOBAL INCOME FUND. This Fund seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This Fund will pursue its objectives by investing primarily in high quality fixed-income securities of U.S. and foreign issuers and through foreign currency transactions.



        PIC CORE U.S. EQUITY (formerly Select Equity) FUND. This Fund seeks a total return consisting of capital appreciation plus dividend income. This Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in equity securities selected using both fundamental research and a variety of quantitative techniques that seek to maximize the Fund's reward to risk ratio.



        PIC SMALL CAP EQUITY FUND. This Fund seeks long-term capital growth. This Fund will pursue its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.



        PIC MONEY MARKET FUND. This Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will pursue its objective by investing exclusively in high quality money market instruments. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THE FUND CANNOT ASSURE THAT IT WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.



        PIC CAPITAL GROWTH FUND. This Fund seeks long-term capital growth. The Fund will pursue its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities having long-term capital appreciation potential.



    THE OPPENHEIMER FUNDS



        CAPITAL   APPRECIATION  FUND.    This  Fund  seeks  to  achieve  capital
    appreciation by investing in "growth-type" companies.



        GROWTH FUND.    This  Fund  seeks to  achieve  capital  appreciation  by
    investing in securities of well-known established companies.



        GROWTH & INCOME FUND. This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

        STRATEGIC BOND FUND.   This Fund  seeks a high  level of current  income
    principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.



    THE MFS FUNDS



        EMERGING GROWTH SERIES. This Fund seeks to provide long-term growth of capital.



        RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income.



        GROWTH  WITH  INCOME  SERIES.   This  Fund seeks  to  provide reasonable
    current income and long-term growth of capital and income.



        TOTAL RETURN SERIES. This Fund seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.



    THE CALVERT RESPONSIBLY INVESTED PORTFOLIOS



        CRI STRATEGIC GROWTH PORTFOLIO. This Fund seeks maximum long-term growth through investments primarily in the equity securities of companies that have little or no debt, high relative strength and substantial management ownership. The Fund is designed to provide long-term growth of capital by investing in enterprises that make a significant contribution to society through their products and services and through the way they do business.



        CRI BALANCED PORTFOLIO. This Fund seeks to achieve a total return above the rate of inflation through an actively managed, non-diversified portfolio of common and preferred stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the social concern criteria established for the Fund.


    THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES AND POLICIES OF ANY OF THE FUNDS WILL BE ACHIEVED.


    MORE DETAILED INFORMATION CONCERNING THE INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUNDS, THE EXPENSES OF THE FUNDS, THE RISKS ATTENDANT TO INVESTING IN THE FUNDS AND OTHER ASPECTS OF THEIR OPERATIONS CAN BE FOUND IN THE CURRENT PROSPECTUSES FOR THE FUNDS, WHICH ACCOMPANY THIS PROSPECTUS, AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR EACH OF THE FUNDS. THE FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF NET PREMIUMS OR TRANSFERS AMONG THE SUB-ACCOUNTS.



    Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Fund terminate, the Variable Account would not be able to purchase additional shares of that Fund. In that event, Owners would no longer be able to allocate Variable Account Value or Premium Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Premium Payments or transfer Account Value to the Sub-Account investing in shares of that Fund.



    Protective Life has entered into agreements with the investment managers or advisers of several of the Funds pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life) in the Funds managed by that manager or adviser. These fees are in consideration for administrative services provided to the Funds by Protective Life. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

OTHER INVESTORS IN THE FUNDS



    PIC currently sells shares of its Funds only to Protective Life as the underlying investment for the Variable Account as well as for variable annuity contracts issued through Protective Life. PIC may in the future sell shares of its Funds to other separate accounts of Protective Life or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance contracts. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Code. Protective Life currently does not foresee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity contracts or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable life insurance contracts other than the Policies or variable annuity contracts or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective Life believes that the PIC's response to any such conflicts insufficiently protects Owners, it will take appropriate action on its own, including withdrawing the Account's investment in the Fund. (See the PIC Prospectus for more detail.)



    Shares of the Oppenheimer Funds, MFS Funds and Calvert Responsibly Invested Portfolios are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life's Policies whose Policy Values are allocated to the Variable Account and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Policy Owners generally or certain classes of Policy Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the board of directors (or trustees) of each of the Oppenheimer Funds, MFS Funds and Calvert Responsibly Invested Portfolios monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.


ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS


    Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another Fund. Protective Life will not substitute any shares attributable to a Policy's interest in the Variable Account without notice and any necessary approval of the SEC and state insurance authorities.



    Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) on a basis to be determined by Protective Life.

    If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

VOTING RIGHTS


    Protective Life is the legal owner of Fund shares held by the Sub-Accounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should the 1940 Act or any regulation thereunder be amended, or should the current interpretation thereof change, or Protective Life determines that it is permitted to vote such shares in its own right, it may elect to do so.


    Protective Life will send Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.


    The number of votes attributable to a Sub-Account for an Owner is determined by applying the Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund.


    Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

    Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

                                   THE POLICY

PURCHASING A POLICY


    To purchase a Policy, a prospective Owner must submit a completed application (which Protective Life must approve) and an initial Premium Payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. ("IDI"). The initial Premium Payment must be an amount at least equal to the minimum required. See "Premium Payments," below. Protective Life requires satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured.

Generally, Protective Life will issue a Policy covering an Insured up to age 75 if evidence of insurability satisfies Protective Life's underwriting rules. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life reserves the right to reject an application for any reason. With the consent of the Owner, a Policy may be issued on a basis other than that applied for (I.E., on the basis of a revised application). A POLICY IS ISSUED AFTER PROTECTIVE LIFE APPROVES THE APPLICATION AND RECEIVES THE MINIMUM INITIAL PREMIUM PAYMENT.

    Insurance coverage under a Policy begins on the Policy Effective Date which generally is also the Issue Date. If however, the initial Premium Payment is submitted with the application and the Policy is issued as applied for in the application, the Policy Effective Date is the later of the date that the application is signed or any required medical examination is completed. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. In accordance with the terms of the temporary life insurance agreement, temporary life insurance coverage may not exceed $250,000 and may not be in effect for more than 90 days.

    In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application. Charges for the Monthly Deduction for the backdated period are deducted as of the new Policy Effective Date.

    The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By Written Notice while the Insured is living, the Owner may name a Contingent Owner or a new Owner. If the application names more than one person as Owner, they are joint Owners. In this event, the exercise of any right under the Policy (such as transfers of Policy Values) requires the authorization of all Owners. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences. See "Tax Considerations".

CANCELLATION PRIVILEGE


    You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of (1) ten days after you receive your Policy, (2) 45 days after you sign your application, or
(3) 10 days after Protective Life mails or delivers a Notice of Right of Withdrawal. Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund
(i) the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account, plus (ii) Fixed Account Value determined as of the date the returned Policy is received, plus (iii) Variable Account Value determined as of the date the returned Policy is received. This amount may be more or less than the aggregate Premium Payments. In states where required, Protective Life will refund Premium Payments.


PREMIUM PAYMENTS

    MINIMUM INITIAL PREMIUM PAYMENT. The minimum initial Premium Payment required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental benefits and/or riders requested by the applicant and the Planned Periodic Premium Payments that the applicant selects. See "Planned Periodic Premium Payments," below. Consult your sales representative for information about the Initial Premium required for the coverage you desire.

    PLANNED PERIODIC PREMIUMS PAYMENTS. In the application the Owner selects a plan for paying level Premium Payments at specified intervals (e.g., quarterly, semi-annually or annually) until the Maturity Date. At the Owner's election, Protective Life will also arrange for payment of Planned Periodic Premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay Premium Payments in accordance with these plans; rather, you can pay more or less than planned or skip a Planned Periodic Premium Payment entirely. (See, however, "Policy Lapse and Reinstatement"). Subject to the limits described below, you can change the amount and frequency of Planned Periodic Premium Payments whenever you want by Written Notice to Protective Life.


    Unless you have arranged to pay Planned Periodic Premium Payments by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for Planned Periodic Premium Payments.

    UNSCHEDULED PREMIUM PAYMENTS. Subject to the limitations described below, additional Unscheduled Premium Payments may be paid in any amount and at any time. By Written Notice, the Owner may specify that all Unscheduled Premium Payments are to be applied as repayments of Policy Debt, if any.


    PREMIUM PAYMENT LIMITATIONS. Premium Payments may be made by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life Insurance Company, and be dated prior to its receipt at the Home Office. No Premium Payments are accepted after a Policy's Maturity Date.


    Additional limitations apply to Premium Payments. Premium Payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. See "Net Premium Allocations. Protective Life also reserves the right to limit the amount of any Premium Payment. In addition, at any point in time aggregate Premium Payments made under a Policy may not exceed guideline premium payment limitations for life insurance policies set forth in the Code. Protective Life will immediately refund any portion of any Premium Payment that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance. Protective Life will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. See "Tax Considerations".

    "NO-LAPSE" GUARANTEE. In return for paying the Minimum Monthly Premium or an amount equivalent thereto by the Monthly Anniversary Day, Protective Life guarantees that a Policy will remain in force during the first ten Policy Years (if the Insured's Issue Age is 0 through 64) or during the first five Policy Years (if the Insured's Issue Age is 65 through 69), regardless of the Policy Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid less any withdrawals and Policy Debt is greater than or equal to the Minimum Monthly Premium (shown in the Policy) multiplied by the number of complete policy months since the Policy Effective Date, including the current policy month. The Minimum Monthly Premium payment is calculated for each Policy based on the age, sex and rate class of the Insured, the requested Face Amount and any supplemental benefits and/or riders. The "No-Lapse" Guarantee does not apply to Policies covering Insureds with an Issue Age of 70 or above. The Company will not notify you in the event the No-Lapse Guarantee is no longer in effect.

    If you increase your Policy's Face Amount while the "No-Lapse" Guarantee is in effect, Protective Life will NOT EXTEND the period of this guarantee. The guarantee period is based on the initial Face Amount. However, upon an increase in Face Amount, Protective Life will recalculate the Minimum Monthly Premium, which will generally also increase. Protective Life will notify you of any increase in the Minimum Monthly Premium and will amend your Policy to reflect the change.

    PREMIUM  PAYMENTS UPON  INCREASE IN  FACE AMOUNT.   Depending  on the Policy
Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional Premium

Payment may be necessary or a change in the amount of Planned Periodic Premium Payments may be advisable. See "Death Benefit Proceeds". You will be notified if a premium payment is necessary or a change appropriate.

NET PREMIUM ALLOCATIONS

    Owners must indicate in the application how Net Premium Payments are to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premium Payments. Owners may change the allocation instructions in effect at any time by Written Notice. Whole percentages must be used. The minimum percentage that may be allocated to any Sub-Account or to the Fixed Account is 10% of Net Premium Payments and the sum of allocations must add up to 100%.


    For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your Premium Payments, Protective Life reserves the right to allocate your initial Net Premium Payment (and any subsequent Net Premium Payments made during the Cancellation Period) to the PIC Money Market Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the PIC Money Market Sub-Account or the Fixed Account and all Net Premium Payments will be allocated according to your allocation instructions then in effect.



    Planned Periodic Premium payments and unscheduled premium payments not requiring additional underwriting will be credited to the Policy and the Net Premium payments will be invested as requested on the Valuation Date they are received by the Home Office. However, any premium payment in connection with an increase in face amount will be allocated to the PIC Money Market Sub-Account or the Fixed Account until underwriting has been completed. When approved, the Policy Value in the PIC Money Market Sub-Account or the Fixed Account attributable to the resulting Net Premium payment will be credited to the Policy and allocated in accordance to your allocation instructions then in effect. If an additional premium payment is rejected, Protective Life will return the premium payment immediately, without any adjustment for investment experience.


    Unless designated by the Owner as a loan repayment, payments received from Owners (other than Planned Periodic Premium Payments) are treated as Unscheduled Premium Payments.

POLICY LAPSE AND REINSTATEMENT

    LAPSE. Unlike a conventional life insurance policy, failure to make Planned Periodic Premium Payments will not necessarily cause a Policy to lapse. Conversely, making all Planned Periodic Premium Payments will not necessarily prevent a Policy from lapsing. Rather, except when the "No-Lapse" Guarantee is in effect, whether a Policy lapses depends on whether its Policy Value is sufficient to cover the Monthly Deduction (See "Monthly Deduction") on the Monthly Anniversary Day.

    If the Policy Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date and the "No-Lapse" Guarantee is not in effect, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Policy Value or the Policy Value has decreased because you have not paid sufficient Net Premium Payments to offset prior Monthly Deductions.

    In the event of a Policy default, the Owner has a 61-day grace period to make a Net Premium Payment sufficient to cover the current and past-due Monthly Deductions. Protective Life will send to the Owner, at the last known address and the last known address of any assignee of record, notice of the Premium Payment required to prevent lapse. The grace period will begin when the notice is sent. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit proceeds payable to the Beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt. See "Death Benefit Proceeds". Unless the Premium Payment stated in the notice is paid before the grace period ends, the Policy will lapse.

    REINSTATEMENT. An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by Written Notice, (2) the Insured is still living, (3) the Maturity Date has not been reached, (4) the Owner pays Net Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (5) the Insured provides Protective Life with satisfactory evidence of insurability, (6) the Owner repays or reinstates any Policy Debt which existed at the end of the grace period; and
(7) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-7 above have been met.

SPECIAL TRANSFER PRIVILEGE


    During the first 24 policy months following the Policy Effective Date, the Owner may exercise a one-time Special Transfer Privilege by requesting that all Variable Account Value be transferred to the Fixed Account. Exercise of the Special Transfer Privilege does not count toward the 12 transfers that are permitted each Policy Year without imposition of a transfer fee, and is not subject to a transfer fee. Unless the Owner specifies otherwise, all subsequent Net Premium Payments are allocated to the Fixed Account after the exercise of the Special Transfer Privilege. Owners may, however, change this allocation by subsequent Written Notice.


                          CALCULATION OF POLICY VALUES

VARIABLE ACCOUNT VALUE

    THE VARIABLE ACCOUNT VALUE REFLECTS THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS TO WHICH IT IS ALLOCATED, ANY PREMIUM PAYMENTS ALLOCATED TO THE SUB-ACCOUNTS, TRANSFERS IN OR OUT OF THE SUB-ACCOUNTS, OR ANY WITHDRAWALS OF VARIABLE ACCOUNT VALUE. THERE IS NO GUARANTEED MINIMUM VARIABLE ACCOUNT VALUE. A POLICY'S VARIABLE ACCOUNT VALUE THEREFORE DEPENDS UPON A NUMBER OF FACTORS. THE VARIABLE ACCOUNT VALUE FOR A POLICY AT ANY TIME IS THE SUM OF THE SUB-ACCOUNT VALUES FOR THE POLICY ON THE VALUATION DAY MOST RECENTLY COMPLETED.

    DETERMINATION OF UNITS. For each Sub-Account, the Net Premium Payment(s) or Policy Value transferred are converted into Units. The number of Units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the Unit for that Sub-Account for the Valuation Day on which the Net Premium Payment(s) or transferred amount is invested in the Sub-Account.
Therefore, Net Premium Payments allocated to or amounts transferred to a Sub-Account under a Policy increase the number of Units of that Sub-Account credited to the Policy.


    DETERMINATION OF UNIT VALUE. The Unit value for each Sub-Account was arbitrarily initially set at $10, except the PIC Money Market Sub-Account, which was arbitrarily initially set at $1. Thereafter, the Unit value at the end of every Valuation Day is the Unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of Units attributable to the Policy in that Sub-Account by the Unit value for that Sub-Account on that day.


    NET INVESTMENT FACTOR. The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1) is the result of:

        a. the Net Asset Value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

        b. the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

        c. a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

(2) is the Net Asset Value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

FIXED ACCOUNT VALUE

    The Fixed Account Value under a Policy at any time is equal to: (1) the Net Premium Payment(s) allocated to the Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account, less (4) transfers from the Fixed Account (including any transfer fees deducted), less
(5) withdrawals from the Fixed Account (including any withdrawal charges deducted), less (6) surrender charges deducted in the event of a decrease in Face Amount, less (7) monthly deductions. See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.

                                POLICY BENEFITS

TRANSFERS OF POLICY VALUES


    GENERAL. Upon receipt of Written Notice at any time on or after the later of the following: (1) thirty days after the Policy Effective Date, or (2) six days after the expiration of the Cancellation Period, you may transfer the Fixed Account Value or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions. Transfers (including telephone transfers -- described below) are processed as of the date a request is received at the Home Office. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire Policy Value in any Sub-Account or the Fixed Account from which the transfer is made. If, after the transfer, the Policy Value remaining in a Sub-Account(s) or the Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. The maximum amount which may be transferred from the Fixed Account in any Policy Year is the greater of (1) $2500, or (2) 25% of the Fixed Account Value. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. See "Transfer Fee".


    TELEPHONE TRANSFERS.   Transfers  may  be made  upon instructions  given  by
telephone, provided the appropriate election has been made on the application or written authorization is provided.


    Protective Life will send you a confirmation of all instructions communicated by telephone to determine if they are genuine. For telephone transfers We require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If We follow these procedures We are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.



    RESERVATION OF RIGHTS. Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, We reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies.

    DOLLAR-COST AVERAGING. If you elect at the time of application or at any time thereafter by written notice to Protective Life, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts from or to the Fixed Account or any of the Sub-Account(s). This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in Sub-Account Unit Values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.


    To elect dollar-cost averaging, the Fixed Account Value must be at least $5,000 at the time of election. Automatic transfers for dollar-cost averaging are subject to all transfer restrictions other than the maximum transfer amount from the Fixed Account restriction. You may elect dollar cost averaging for periods of at least 12 months but no longer than 48 months. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request following six days after the end of the Cancellation Period, except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Date.


    Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the Fixed Account Value is depleted, (3) the Owner, by Written Notice, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election.

    Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days' written notice to the Owner.


    PORTFOLIO REBALANCING. At the time of application or at any time thereafter by written notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your
Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your Purchase Payment allocation instructions in effect at the time of rebalancing. Any allocation instructions that you give us that differ from your then current Purchase Payment allocation instructions will be deemed to be a request to change your Purchase Payment allocation.



    Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction to Protective Life, or by telephone if you have previously authorized us to take telephone instructions. Portfolio Rebalancing transfers do not count as one of the 12 free transfers available during any Contract Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days written notice to the Owner.


SURRENDER PRIVILEGE

    At any time prior to the Maturity Date while the Insured is still living, You may surrender your Policy for its Surrender Value. Surrender Value is determined as of the Valuation Day on or next following the day Written Notice requesting the surrender, the Policy and any other required documents are received by Protective Life. A Surrender Charge may apply. See "Surrender Charges". The Surrender Value is paid in a lump sum unless the Owner requests payment under a payment option. See "Payment Options". Payment is generally made within seven calendar days. See "Suspension or Delay of Payments", and "Payments from the Fixed Account". A Policy terminates upon surrender if payments are taken in one lump sum and cannot later be reinstated.

WITHDRAWAL PRIVILEGE

    At any time after the first Policy Year, an Owner, by Written Notice, may make a withdrawal of Surrender Value in minimum amounts of $500. Protective Life will withdraw the amount requested, plus a withdrawal charge, from Policy Value as of the Valuation Day we receive the request. See "Withdrawal Charge".

    The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account Value(s) and Fixed Account Value bears to the Policy Value on the Valuation Day immediately prior to the withdrawal. Payment is generally made within seven calendar days. See "Suspension or Delay of Payments", and "Payments from the Fixed Account".

    If Death Benefit Option 1 is in effect, Protective Life reserves the right to reduce the Face Amount by the withdrawn amount (exclusive of withdrawal charge). Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount.

POLICY LOANS


    GENERAL. After the first Policy Anniversary and while the Insured is still living, an Owner may borrow $500 or more from Protective Life using the Policy as the security for the loan. Policy loans must be requested by Written Notice and the maximum amount that an Owner may borrow is an amount equal to 90% of the Policy's Surrender Value on the date that the loan request is received. Outstanding Policy loans therefore reduce the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved. See "Suspension or Delay of Payments", and "Payments from the Fixed Account".



    LOAN COLLATERAL. When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Fixed Account and into a Loan Account established for the Policy. Like the Fixed Account, a Policy's Loan Account is part of Protective Life's General Account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner(s) can specify the Sub-Accounts and the Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account in the same proportion that the Cash Value in each Sub-Account and the Fixed Account bears to the total Cash Value on the date that the loan is made.


    On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value.

    LOAN REPAYMENT. You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the date received. The Owner may specify in writing that any Unscheduled Premium Payments made while a loan is outstanding be applied as loan repayments. (Loan repayments, unlike Unscheduled Premium Payments, are not subject to Premium

Expense Charges.) When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same manner as loan collateral is transferred to the Loan Account.


    INTEREST. During the first ten Policy Years, Protective Life will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. During Policy Years 11 and thereafter, Protective Life will charge interest daily on any outstanding loan at an effective annual rate of 4.0%. Interest is due and payable at the end of each Policy Year while a loan is outstanding. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Policy Debt.


    The Loan Account is credited with interest at an effective annual rate of not less than 4%. Thus, the maximum net cost of a loan is 2.0% per year during Policy Years 1 through 10, and 0% thereafter (the difference between the rate of interest charged on Policy loans and the amount credited on the equivalent amount held in the Loan Account). Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. Unless specified in writing by the Owner, interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same manner as collateral is transferred to the Loan Account.

    NON-PAYMENT  OF  POLICY  LOAN.    If  the  Insured  dies  while  a  loan  is
outstanding, the Policy Debt is deducted from the Death Benefit in calculating the Death Benefit proceeds.


    If the Loan Account Value exceeds the Cash Value (I.E., the Surrender Value becomes zero) on any Valuation Date, the Policy may be in default. If this occurs, you, and any assignee of record, will be sent notice of the default. You will have a 31-day grace period to submit a sufficient payment to avoid a lapse (I.E., termination) of the Policy. The notice will specify the amount that must be repaid to prevent lapse.


    EFFECT OF A POLICY LOAN. A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy values because the investment results of the Sub-Accounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value being held as collateral in the Loan Account. See "No Lapse Guarantee". Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax and a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of policy loans. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax.

MATURITY BENEFITS

    The Maturity Date is the Policy Anniversary nearest the Insured's 95th birthday. If the Policy is still in force on the Maturity Date, the Maturity Benefit will be paid to the Owner. The Maturity Benefit is equal to the Surrender Value on the Maturity Date. You may request a change in Maturity Date, subject to Protective Life's approval. To elect or not elect a change in Maturity Date will have income tax consequences. See "Tax Considerations".

DEATH BENEFIT PROCEEDS

    As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary Beneficiary or a contingent Beneficiary. The Owner may name one or more primary or contingent Beneficiaries and change such Beneficiaries, as provided for in the Policy. If no Beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a payment option (see "Payment Options").

    CALCULATION OF DEATH BENEFIT PROCEEDS. The Death Benefit proceeds are equal to the Death Benefit under the Death Benefit option selected calculated as of the date of the Insured's death, plus any supplemental and/or rider benefits, minus any Policy Debt on that date and, if the Insured died during a grace period, minus any past due Monthly Deductions. Under certain circumstances, the amount of the Death Benefit may be further adjusted. See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex".

    If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

    DEATH BENEFIT OPTIONS. The Policy Owner may choose one of two Death Benefit options for use in determining the Death Benefit. Under Death Benefit Option 1, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value on the date of the Insured's death. Under Death Benefit Option 2, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) the same specified percentage of the Policy Value on the date of the Insured's death.

    The specified percentage is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an "Attained Age" of 95 at death. A table showing these percentages for Attained Ages 0 to 95 and examples of Death Benefit calculations for both Death Benefit Options are found in Appendix A.

    Under Death Benefit Option 1, the Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional Premium Payments reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option 1. Under Death Benefit Option 2, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional Premium Payments reflected in increased Death Benefits generally should select Option 2.

    CHANGING THE DEATH BENEFIT OPTION. On or after the first Policy Anniversary, you may change the Death Benefit option on your Policy subject to the following rules. After any change, the Face Amount must be at least $50,000 (standard smoker or standard nonsmoker class) or $100,000 (preferred nonsmoker class). The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Protective Life receives and accepts the request. Protective Life may require satisfactory evidence of insurability.

    When a change from Option 1 to Option 2 is made, the Face Amount after the change is effected will be equal to the Face Amount before the change less the Policy Value on the effective date of the change. When a change from Option 2 to Option 1 is made, the Face Amount after the change will be equal to the Face Amount before the change is effected plus the Policy Value on the effective date of the change.

    CHANGING THE FACE AMOUNT. On or after the first Policy Anniversary, you may request a change in the Face Amount. If a change in the Face Amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify your Policy as a life insurance contract, Protective Life will immediately return to you the amount of such excess above the premium limitations.

    Protective Life reserves the right to decline a requested decrease in the Face Amount if compliance with the guideline premium limitations under current tax law resulting from such a decrease would result in immediate termination of the Policy, or if to effect the requested decrease, payments to the Owner would have to be made from Policy Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Surrender Value under the Policy.

    Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. A change in Planned Periodic Premium Payments may be advisable. See "Premium Payments Upon Increase in Face Amount". The increase in Face Amount will become effective on the Monthly Anniversary Day on or next following the date the request for the increase is received and approved, and the Policy Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount. When the "No-Lapse" Guarantee is in effect, the Policy's Minimum Monthly Premium amount is also generally increased. See "No-Lapse Guarantee," and "Premium Payments Upon Increase in Face Amount".

    An increase in Face Amount may be cancelled by the Owner in accordance with the Policy's cancellation privilege provisions, which also apply to increases in Face Amount. In such case, the amount refunded will be calculated in accordance with such provisions described above, except that if no additional Premium Payments are required in connection with the Face Amount increase, then the amount refunded is limited to that portion of the first monthly deduction following the increase that is attributable to cost of insurance charges for the increase and the monthly administration fee for the increase. See "Cancellation Privilege".

    The Face Amount after any decrease must be at least $50,000 (standard smoker or standard nonsmoker class), or $100,000 (preferred nonsmoker class). Protective Life reserves the right to prohibit any decrease in Face Amount (i) for three years following an increase in Face Amount; and (ii) for one Policy Year following the last decrease in Face Amount. If the Initial Face Amount of the Policy has been increased prior to the requested decrease, then the decrease will first be applied against any previous increases in Face Amount in the reverse order in which they occurred. The decrease will then be applied to the Initial Face Amount. A decrease in Face Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

    Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. However, if the Face Amount is decreased during the first fourteen Policy Years, a Surrender Charge will apply. See "Surrender Charge".

PAYMENT OPTIONS

    The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender, death or maturity, other than in a lump sum. These payment options are summarized below. Any sales representative authorized to sell this Policy can further explain these options upon request. All of these options are forms of fixed-benefit annuities (except Option 3) which do not vary with the investment performance of a separate account. Under each payment option (other than Option 3), no surrender or withdrawal may be made once payments have begun.

    The following payment options may be elected.

    OPTION 1 -- PAYMENT FOR A FIXED PERIOD. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

    OPTION 2 -- LIFE INCOME WITH PAYMENTS FOR A GUARANTEED PERIOD. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

    OPTION 3 -- INTEREST INCOME. Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3% per year.

    OPTION 4 -- PAYMENTS FOR A FIXED AMOUNT. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

    MINIMUM AMOUNTS. Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

    OTHER REQUIREMENTS. Payment options must be elected by Written Notice. The Owner may elect payment options during the Insured's lifetime; Beneficiaries may elect payment options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date of the Insured's death. The effective date of an option applied to Surrender Value is the date as of which the withdrawal or surrender is executed.

    If Protective Life has available at the time a payment option is elected options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

                               THE FIXED ACCOUNT

    BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR HAS THE FIXED ACCOUNT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS AND, AS A RESULT, THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT. THE DISCLOSURE REGARDING THE FIXED ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE
PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

THE FIXED ACCOUNT

    The Fixed Account consists of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. It is part of Protective Life's general account assets. Protective Life's general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective Life's general creditors. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are backed by Protective Life. The Fixed Account Value is calculated daily. See "Fixed Account Value".

INTEREST CREDITED ON FIXED ACCOUNT VALUE

    Protective Life guarantees that the interest credited during the first Policy Year to the initial Net Premium Payment allocated to the Fixed Account will not be less than the rate shown in the Policy. The interest rate credited to subsequent Net Premium Payments allocated to or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the Net

Premium Payment(s) is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the Net Premium Payment(s) is allocated or the date that the transfer is made.



    After an interest rate guarantee expires as to a Net Premium Payment or amount transferred, (I.E., 12 months after the Premium Payment(s) or transfer is placed in the Fixed Account) we will credit interest on the Fixed Account Value attributable to such Net Premium Payment or transferred amount at the current interest rate in effect. New current interest rates are effective for such Fixed Account Value for 12 months from the time that they are first applied. Protective Life, in Our sole discretion, may declare a new current interest rate from time to time. The initial annual effective interest rate and the current interest rates that Protective Life will credit are annual effective interest rates of not less than 4.00%. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Fixed Account are accounted for on a "first-in-first-out" (FIFO) basis.


PAYMENTS FROM THE FIXED ACCOUNT

    Payments from the Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 4% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

                             CHARGES AND DEDUCTIONS

PREMIUM EXPENSE CHARGES

    Premium Expense Charges currently consist of a sales charge, a charge for federal taxes and a premium tax charge.


    SALES CHARGE. Protective Life deducts a sales charge from each Premium Payment. This charge is 2.75% of each Premium Payment in Policy Years 1 through 10, and 0.75% of each Premium Payment in Policy Years 11 and thereafter. The Sales Charge is deducted from a Premium Payment before allocating the Net Premium Payment to the Policy Value. An additional sales charge is deducted on surrender of a Policy during the first fourteen Policy Years. See "Surrender Charge". The Sales Charges partially compensate Protective Life for the expenses of selling and distributing the Policies, including paying sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities.


    FEDERAL TAX CHARGE. Protective Life also deducts a charge for federal taxes from each Premium Payment. This charge is 1.25% of all Premium Payments in all Policy Years and compensates Protective Life for its federal income tax liability resulting from Section 848 of the Code. The amount of this charge, which may be increased or decreased, is reasonable in relation to Protective Life's increased federal tax burden under Section 848 resulting from the receipt of Premium Payments under the Policies.


    OTHER TAXES. Currently a charge for federal income taxes is not deducted from the Variable Account or the Policy's Cash Value. The Company reserves the right in the future to make a charge to the Variable Account or the Policy's Cash Value for any federal, state or local income taxes that the Company incurs that it determines to be properly attributable to the Variable Account or the Policies. We will notify you promptly of any such charge.


    PREMIUM TAX CHARGE. A 2.25% charge for state and local premium taxes is also deducted from each Premium Payment. The state and local premium tax charge reimburses Protective Life for premium taxes associated with the Policies. Protective Life expects to pay an average state and local premium tax rate of approximately 2.25% of Premium Payments for all states.

MONTHLY DEDUCTION

    On the Issue Date, Protective Life will deduct the monthly deduction from the Policy Value. Subsequent monthly deductions will be made on each Monthly Anniversary Day thereafter. The Monthly Deduction consists of (1) cost of insurance charges ("cost of insurance charge"), (2) administration charges (the "monthly administration fee"), (3) mortality and expense risk charge (the
"Mortality and Expense Risk Charge") and (4) any charges for supplemental benefits and/or riders ("supplemental charges"), as described below. The monthly deduction is deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value in each.

    COST OF INSURANCE CHARGE. This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day. For any Policy, the cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the Net Amount at Risk under the Policy for that Monthly Anniversary Day.

    The cost of insurance rate for a Policy is based on and varies with the Issue Age, duration, sex and rate class of the Insured and on the number of years that a Policy has been in force. Protective Life currently places Insureds in the following rate classes, based on underwriting: Standard Smoker (ages 15-75) or Standard Nonsmoker (ages 0-75), or Preferred Nonsmoker (ages 18-75), and substandard rate classes, which involve a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes.

    Protective Life will determine a cost of insurance rate for increments of Face Amount above the Initial Face Amount based on the Issue Age, duration, sex and rate class of the Insured at the time of the request for an increase. The following rules will apply for purposes of determining the Net Amount at Risk for each rate.

    Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the Initial Face Amount. If the rate class for the increase has a higher cost of insurance rate than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the Initial Face Amount.


    Protective Life does not conduct underwriting for an increase in Face Amount if the increase is requested as part of a conversion from a term or a graded premium whole life contract or on exercise of a guaranteed option to increase the Face Amount without underwriting. See "Supplemental Benefits and/or Riders".


In the case of a term conversion, the rate class that applies to the increase is the same rate class that applied to the term contract. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

    Where, as in Death Benefit Option 1, the Net Amount at Risk is equal to the Death Benefit less Policy Value, the entire Policy Value is applied first to offset the Death Benefit derived from the Initial Face Amount. Only if the Policy Value exceeds the Initial Face Amount is the excess applied to offset the portion of the Death Benefit derived from increases in Face Amount in the order of the increases. If there is the decrease in Face Amount after an increase, the decrease is applied first to decrease any prior increases in Face Amount, starting with the most recent increase and then each prior increase.

    Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary

Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables.

    Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. These rates may change from time to time. The cost of insurance rates are currently less for Policies that have a Face Amount in excess of $99,999.00. However, guaranteed rates do not change if the Face Amount exceeds $99,999.00.

    Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard class are lower than guaranteed rates for an Insured of the same age and sex in a smoker standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

    LEGAL CONSIDERATIONS RELATING TO SEX -- DISTINCT PREMIUM PAYMENTS AND BENEFITS. Mortality tables for the Policies generally distinguish between males and females. Thus, Premium Payments and benefits under Policies covering males and females of the same age will generally differ.

    Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

    MONTHLY ADMINISTRATION FEE. This charge compensates Protective Life for administration expenses associated with the Policies and the Variable Account. These expenses relate to premium payment billing and collection, recordkeeping, processing death benefit claims, Policy loans, Policy changes, reporting and overhead costs, processing applications and establishing Policy records. The monthly administration fee is a flat charge of $31 per month during the first Policy Year (guaranteed not to exceed $33 per month), and $6 per month during each Policy Year thereafter (guaranteed not to exceed $8 per month). In addition, for the first twelve months following the effective date of an increase in Face Amount, the monthly administration fee will also include an administration charge for the increase, based on the amount of the increase. The administration charge for an increase is equal to a fee per $1,000 of increase in face amount, and is set forth in your Policy. Representative administration charges per $1,000 of increase are set forth below for Insureds at each specified Issue Age:

                 ADMINISTRATIVE CHARGE
  ISSUE AGE       PER $1,000 INCREASE
--------------  -----------------------
        35                  0.11
        40                  0.14
        45                  0.16
        50                  0.20
        55                  0.24
        60                  0.29
        65                  0.35
        70                  0.43
        75+                 0.45


    SUPPLEMENTAL BENEFIT  AND/OR  RIDER  CHARGES.   See  "Supplemental  Benefits
and/or Riders".


    MORTALITY AND EXPENSE RISK CHARGE. This charge compensates Protective Life for the mortality risk it assumes which is that the Insureds on the Policies may die sooner than anticipated and therefore Protective Life will pay an aggregate amount of death benefits greater than anticipated. The expense risk Protective Life assumes is that expenses incurred in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.


    Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The maximum monthly Mortality and Expense Risk Charge to be deducted is equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. In Policy Years 11 and thereafter, the monthly Mortality and Expense Risk Charge is equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount. Protective Life reserves the right to charge less than the maximum charge.


TRANSFER FEE


    Protective Life reserves the right to impose a $25 transfer fee on any transfer of Policy Value between or among the Sub-Accounts or the Fixed Account in excess of the 12 free transfers permitted each Policy Year. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each. This fee, if imposed, will reimburse Protective Life for administrative expenses incurred in effecting transfers.


SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

    If the Policy is surrendered, or if the Initial Face Amount is reduced, through the first fourteen Policy Years, a Surrender Charge will be deducted for the Initial Face Amount (or the reduction thereof). The Surrender Charge, which is a contingent deferred sales charge, will be deducted before any Surrender Value is paid.

    The Surrender Charge for the Initial Face Amount is equal to the Surrender Charge Percentage for the Policy Year in which the surrender or reduction in Initial Face Amount occurs, multiplied by the aggregate amount of Premium Payments made in Policy Year 1, including Premium Payments for any riders. The Surrender Charge Percentage in Policy Years 1 through 6 is equal to 27%, as shown below. After the sixth completed Policy Year, the Surrender Charge Percentage decreases by 3% each Policy Year in accordance with the following table.

 SURRENDER DURING      SURRENDER CHARGE
    POLICY YEAR           PERCENTAGE
------------------------------------------
       1 - 6                     27%
    ----------------------------------
         7                       24%
    ----------------------------------
         8                       21%
    ----------------------------------
         9                       18%
    ----------------------------------
        10                       15%
    ----------------------------------
        11                       12%
    ----------------------------------
        12                        9%
    ----------------------------------
        13                        6%
    ----------------------------------
        14                        3%
    ----------------------------------
        15                        0%

    After the 14th Policy Year, there is no Surrender Charge for the Initial Face Amount.


    In no event will the Surrender Charge exceed the Maximum Surrender Charge (expressed in dollars), which is set forth in the Policy. The Maximum Surrender Charge is equal to 27% of a SEC Guideline Annual Premium.


    If the Initial Face Amount is decreased during the first fourteen Policy Years, the Surrender Charge imposed will equal the portion of the total Surrender Charge that corresponds to the percentage by which the Initial Face Amount is decreased. In the event of a decrease in the Initial Face

Amount, the pro-rated Surrender Charge will be allocated to each Sub-Account and to the Fixed Account based on the proportion of Policy Value in each Sub-Account and in the Fixed Account. A Surrender Charge imposed in connection with a reduction in the Initial Face Amount reduces the remaining Surrender Charge that may be imposed in connection with a surrender of the Policy.


    The purpose of the Surrender Charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies. Protective Life also deducts a sales charge from each premium payment. See "Premium Expense Charges".


WITHDRAWAL CHARGE


    Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn and will be considered to be part of the withdrawn amount. See "Withdrawal Privilege" for rules for allocating the deduction.


FUND EXPENSES

    The value of the net assets of each Sub-Account reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Sub-Account invests. See the prospectus for the Funds.

EXCHANGE PRIVILEGE

    The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

    The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4 1/2 percent) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

    Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

    A   table  which  generally  summarizes  the  different  charges  under  the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description.


                                EXISTING LIFE POLICY                     POLICY
State and Local Premium   None                              2.25% of each premium payment.
 Tax
Federal Tax Charge        None                              1.25% of each premium payment in
                                                             all Policy Years.
Sales Charges/Premium     Ranges from 0% to 12% of premium  2.75% of each Premium payment in
 Expense Charge           payments in all policy years.      policy years 1 through 10;
                          The premium expense charge can     0.75% of each premium payment
                          vary by age.                       in Policy Year 11 and
                                                             thereafter.
Administrative Fees       Ranges from $4 to $5 monthly.     $31 per month the first policy
                                                             year and $6 per month
                                                             thereafter.
Mortality and Expense     None                              A monthly charge equal to .075%
 Charges                                                     multiplied by the Variable
                                                             Account Value, which is
                                                             equivalent to annual rate of
                                                             .90% of such amount during
                                                             Policy Years 1-10; in all
                                                             Policy Years thereafter is
                                                             equal to .021% multiplied by
                                                             the Variable Account Value,
                                                             which is equivalent to an
                                                             annual rate of .25% of such
                                                             amount.
Withdrawal Charges        $25                               The lesser of $25 or 2% of the
                                                             withdrawal amount requested.
Monthly Deductions        A monthly deduction consisting    A monthly deduction consisting
                           of: (1) cost of insurance         of: (1) cost of insurance
                           charges (2) administrative fees   charges (2) administrative fees
                           (see above) and (3) any charges   (see above) and (3) any charges
                           for supplemental benefits         for supplemental benefits
                           and/or riders. (applies to        and/or riders.
                           Existing Life Policies which
                           are universal life plans)
Surrender Charges         Surrender charges vary by policy  A declining deferred sales
                           type and are incurred during a    charge of up to 27% of premium
                           surrender charge period which     payments made in the first
                           ranges from 0 years up to 19      Policy Year (or 27% of a SEC
                           years.                            Guideline Annual Premium if
                                                             less) is assessed on surrender
                                                             charges during the first 14
                                                             Policy Years.
Guaranteed Interest Rate  Ranges from 4% to 5%.             Fixed account only 4%.

EFFECT OF THE EXCHANGE OFFER

    1. This Policy will be issued to Existing Life Policy Owners. Evidence of insurability may be required.

    2. If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing Riders and/or Supplement Benefits if available with the Policy. Evidence of insurability may be required. An increase or addition of Riders &/or Supplemental Benefits will require full evidence of insurability.

    3. The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

    TAX CONSIDERATIONS. Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. IT MAY NOT BE ADVANTAGEOUS TO EXCHANGE AN EXISTING LIFE POLICY FOR A POLICY (OR TO SURRENDER IN FULL OR IN PART AN EXISTING LIFE POLICY AND USE THE SURRENDER OR PARTIAL SURRENDER PROCEEDS TO PURCHASE A POLICY.)

    The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Federal Tax Matters".)

    IF YOU SURRENDER YOUR EXISTING LIFE POLICY IN WHOLE OR IN PART AND AFTER RECEIPT OF THE PROCEEDS YOU USE THE SURRENDER PROCEEDS OR PARTIAL SURRENDER PROCEEDS TO PURCHASE A POLICY IT WILL NOT BE TREATED AS A NON-TAXABLE EXCHANGE. THE SURRENDER PROCEEDS WILL GENERALLY BE INCLUDIBLE IN INCOME.

    Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

    SALES COMMISSIONS. Sales representatives offering the Policies to Existing Life Policies Owners will receive a sales commission. In most cases, this sales commission will be somewhat less than that paid in connection with sales of the Policies to other purchasers. A standard sales commission will be paid. (See "Sale of Policies")

               ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES,
                DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS


    The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. The tables illustrate how Policy Values, Surrender Values and Death Benefits under a Policy covering an Insured of a given age on the Issue Date, would vary over time if planned premium payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show Planned Periodic Premiums accumulated at 5% interest compounded annually. THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner and prevailing rates. These illustrations assume that Net Premiums are allocated equally among the Sub-Accounts available under the Policy, and that no amounts are allocated to the Fixed Account.



    The illustrations reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of 0.94% of the average daily net assets of the Funds available under the Policies.

This average annual expense ratio is based on the expense ratios of each of the Funds for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Fund. For information on Fund expenses, see the prospectus for each of the Funds accompanying this prospectus.



    In addition, the illustrations reflect the monthly charge to the Variable Account for assuming mortality and expense risks, which is equal to .075% multiplied by the Variable Account Value, which is equivalent to a effective annual charge of 0.90% of such amount during Policies Years 1-10; and in Policy Years 11+ is equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount. After deduction of Fund expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.84%, 4.16% and 10.16%, respectively.


    The illustrations also reflect the deduction of the Premium Expense Charges, the Monthly Expense Charge and the monthly cost of insurance charge for the hypothetical Insured. The Surrender Charge is reflected in the column "Surrender Value". Protective Life's current cost of insurance charges, and the guaranteed maximum cost of insurance charges that Protective Life has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account and assume no Policy Debt or charges for supplemental and/or rider benefits.

    The illustrations are based on Protective Life's sex distinct rates for nonsmokers. Upon request, Owner(s) will be furnished with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return in addition to those illustrated in the following tables.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
MALE ISSUE AGE: 45                                                    NON-SMOKER

                         $1,800 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                     USING CURRENT COST OF INSURANCE RATES


               PREMIUMS              0% HYPOTHETICAL                    6% HYPOTHETICAL                   12% HYPOTHETICAL
              ACCUMULATED        GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
  END OF          AT        ---------------------------------  ---------------------------------  ---------------------------------
  POLICY      5% INTEREST    POLICY     SURRENDER     DEATH     POLICY     SURRENDER     DEATH     POLICY     SURRENDER     DEATH
   YEAR        PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
-----------  -------------  ---------  -----------  ---------  ---------  -----------  ---------  ---------  -----------  ---------
         1         1,890          965         493     100,000      1,044         571     100,000      1,123         651     100,000
         2         3,875        2,187       1,714     100,000      2,415       1,943     100,000      2,653       2,181     100,000
         3         5,958        3,363       2,890     100,000      3,820       3,347     100,000      4,316       3,843     100,000
         4         8,146        4,492       4,020     100,000      5,259       4,786     100,000      6,123       5,651     100,000
         5        10,443        5,573       5,101     100,000      6,730       6,258     100,000      8,089       7,617     100,000
         6        12,856        6,605       6,133     100,000      8,236       7,764     100,000     10,230       9,758     100,000
         7        15,388        7,583       7,163     100,000      9,771       9,351     100,000     12,559      12,139     100,000
         8        18,048        8,501       8,134     100,000     11,332      10,965     100,000     15,092      14,725     100,000
         9        20,840        9,358       9,043     100,000     12,918      12,603     100,000     17,849      17,534     100,000
        10        23,772       10,145       9,883     100,000     14,522      14,259     100,000     20,851      20,588     100,000
        11        26,851       11,142      10,932     100,000     16,451      16,241     100,000     24,465      24,255     100,000
        12        30,083       12,217      12,059     100,000     18,566      18,408     100,000     28,568      28,410     100,000
        13        33,478       13,202      13,097     100,000     20,716      20,611     100,000     33,068      32,963     100,000
        14        37,041       14,102      14,049     100,000     22,908      22,856     100,000     38,020      37,967     100,000
        15        40,783       14,904      14,904     100,000     25,136      25,136     100,000     43,476      43,476     100,000
        16        44,713       15,569      15,569     100,000     27,370      27,370     100,000     49,481      49,481     100,000
        17        48,838       16,137      16,137     100,000     29,650      29,650     100,000     56,142      56,142     100,000
        18        53,170       16,599      16,599     100,000     31,975      31,975     100,000     63,548      63,548     100,000
        19        57,719       16,945      16,945     100,000     34,346      34,346     100,000     71,806      71,806     100,000
        20        62,495       17,166      17,166     100,000     36,763      36,763     100,000     81,042      81,042     100,000
        21        67,509       17,248      17,248     100,000     39,228      39,228     100,000     91,333      91,333     108,686
        22        72,775       17,176      17,176     100,000     41,739      41,739     100,000    102,679     102,679     121,161
        23        78,304       16,928      16,928     100,000     44,297      44,297     100,000    115,185     115,185     134,766
        24        84,109       16,484      16,484     100,000     46,904      46,904     100,000    128,966     128,966     149,600
        25        90,204       15,817      15,817     100,000     49,561      49,561     100,000    144,150     144,150     165,773
        26        96,604       14,896      14,896     100,000     52,273      52,273     100,000    160,878     160,878     181,792
        27       103,325       13,690      13,690     100,000     55,049      55,049     100,000    179,363     179,363     199,093
        28       110,381       12,163      12,163     100,000     57,900      57,900     100,000    199,814     199,814     217,797
        29       117,790       10,305      10,305     100,000     60,857      60,857     100,000    222,477     222,477     238,051
        30       125,569        8,022       8,022     100,000     63,920      63,920     100,000    247,623     247,623     260,004
        31       133,738        5,238       5,238     100,000     67,109      67,109     100,000    275,574     275,574     289,353
        32       142,315        1,859       1,859     100,000     70,450      70,450     100,000    306,396     306,396     321,716
        33       151,321            *           *           *     73,996      73,996     100,000    340,374     340,374     357,392
        34       160,777            *           *           *     77,779      77,779     100,000    377,798     377,798     396,687
        35       170,705            *           *           *     81,880      81,880     100,000    419,006     419,006     439,957
        36       181,131            *           *           *     86,371      86,371     100,000    464,337     464,337     487,554
        37       192,077            *           *           *     91,368      91,368     100,000    514,165     514,165     539,873
        38       203,571            *           *           *     96,988      96,988     101,837    568,924     568,924     597,371
        39       215,640            *           *           *    102,857     102,857     108,000    629,029     629,029     660,480
        40       228,312            *           *           *    108,927     108,927     114,374    694,972     694,972     729,721
        41       241,617            *           *           *    115,189     115,189     120,949    767,204     767,204     805,564
        42       255,588            *           *           *    121,642     121,642     127,724    846,264     846,264     888,577
        43       270,257            *           *           *    128,279     128,279     134,692    932,698     932,698     979,333
        44       285,660            *           *           *    135,092     135,092     141,847  1,027,078   1,027,078   1,078,432
        45       301,833            *           *           *    142,074     142,074     149,178  1,130,013   1,130,013   1,186,514
        46       318,815            *           *           *    149,217     149,217     155,186  1,242,153   1,242,153   1,291,839
        47       336,646            *           *           *    156,838     156,838     161,543  1,367,032   1,367,032   1,408,043
        48       355,368            *           *           *    165,023     165,023     168,323  1,506,677   1,506,677   1,536,810
        49       375,026            *           *           *    173,872     173,872     175,611  1,663,532   1,663,532   1,680,167
        50       395,668            *           *           *    183,506     183,506     183,506  1,840,558   1,840,558   1,840,558


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*   In the absence of an additional premium, the Policy would lapse.
(1) Assumes that no Policy loans have been made.
(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 per month thereafter, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.
    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
MALE ISSUE AGE: 45                                                    NON-SMOKER
                         $1,800 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                    USING GUARANTEED COST OF INSURANCE RATES

                                                                                                         12% HYPOTHETICAL
               PREMIUMS               0% HYPOTHETICAL                      6% HYPOTHETICAL               GROSS INVESTMENT
              ACCUMULATED         GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN                RETURN
  END OF          AT        -----------------------------------  -----------------------------------  ----------------------
  POLICY      5% INTEREST    POLICY       CASH       NET DEATH    POLICY       CASH       NET DEATH    POLICY       CASH
   YEAR        PER YEAR       VALUE       VALUE       BENEFIT      VALUE       VALUE       BENEFIT      VALUE       VALUE
-----------  -------------  ---------  -----------  -----------  ---------  -----------  -----------  ---------  -----------
         1         1,890          941         469      100,000       1,019         547      100,000       1,098         625
         2         3,875        2,139       1,667      100,000       2,364       1,892      100,000       2,600       2,127
         3         5,958        3,292       2,820      100,000       3,742       3,270      100,000       4,231       3,759
         4         8,146        4,399       3,927      100,000       5,153       4,681      100,000       6,005       5,532
         5        10,443        5,457       4,985      100,000       6,596       6,123      100,000       7,933       7,460
         6        12,856        6,467       5,995      100,000       8,070       7,598      100,000      10,031       9,559
         7        15,388        7,423       7,003      100,000       9,573       9,153      100,000      12,313      11,893
         8        18,048        8,320       7,952      100,000      11,100      10,733      100,000      14,794      14,427
         9        20,840        9,154       8,840      100,000      12,650      12,335      100,000      17,494      17,179
        10        23,772        9,920       9,658      100,000      14,216      13,954      100,000      20,431      20,169
        11        26,851       10,649      10,439      100,000      15,834      15,624      100,000      23,671      23,461
        12        30,083       11,299      11,142      100,000      17,465      17,307      100,000      27,204      27,047
        13        33,478       11,868      11,764      100,000      19,106      19,001      100,000      31,066      30,961
        14        37,041       12,352      12,300      100,000      20,757      20,705      100,000      35,297      35,244
        15        40,783       12,742      12,742      100,000      22,411      22,411      100,000      39,938      39,938
        16        44,713       13,028      13,028      100,000      24,063      24,063      100,000      45,039      45,039
        17        48,838       13,202      13,202      100,000      25,706      25,706      100,000      50,659      50,659
        18        53,170       13,249      13,249      100,000      27,331      27,331      100,000      56,866      56,866
        19        57,719       13,151      13,151      100,000      28,927      28,927      100,000      63,740      63,740
        20        62,495       12,889      12,889      100,000      30,482      30,482      100,000      71,378      71,378
        21        67,509       12,445      12,445      100,000      31,985      31,985      100,000      79,902      79,902
        22        72,775       11,803      11,803      100,000      33,428      33,428      100,000      89,406      89,406
        23        78,304       10,942      10,942      100,000      34,802      34,802      100,000      99,822      99,822
        24        84,109        9,840       9,840      100,000      36,097      36,097      100,000     111,221     111,221
        25        90,204        8,467       8,467      100,000      37,298      37,298      100,000     123,696     123,696
        26        96,604        6,777       6,777      100,000      38,383      38,383      100,000     137,345     137,345
        27       103,325        4,658       4,658      100,000      39,285      39,285      100,000     152,324     152,324
        28       110,381        2,142       2,142      100,000      40,035      40,035      100,000     168,804     168,804
        29       117,790            *           *            *      40,551      40,551      100,000     186,952     186,952
        30       125,569            *           *            *      40,780      40,780      100,000     206,974     206,974
        31       133,738            *           *            *      40,670      40,670      100,000     229,124     229,124
        32       142,315            *           *            *      40,161      41,691      100,000     253,372     253,372
        33       151,321            *           *            *      39,182      39,182      100,000     279,905     279,905
        34       160,777            *           *            *      37,646      37,646      100,000     308,922     308,922
        35       170,705            *           *            *      35,431      35,431      100,000     340,636     340,636
        36       181,131            *           *            *      32,363      32,363      100,000     375,272     375,272
        37       192,077            *           *            *      28,196      28,196      100,000     413,062     413,062
        38       203,571            *           *            *      22,589      22,589      100,000     454,247     454,247
        39       215,640            *           *            *      15,067      15,067      100,000     499,073     499,073
        40       228,312            *           *            *       4,994       4,994      100,000     547,804     547,804
        41       241,617            *           *            *           *           *            *     600,716     600,716
        42       255,588            *           *            *           *           *            *     658,108     658,108
        43       270,257            *           *            *           *           *            *     720,296     720,296
        44       285,660            *           *            *           *           *            *     787,621     787,621
        45       301,833            *           *            *           *           *            *     860,433     860,433
        46       318,815            *           *            *           *           *            *     939,088     939,088
        47       336,646            *           *            *           *           *            *   1,026,400   1,026,400
        48       355,368            *           *            *           *           *            *   1,123,767   1,123,767
        49       375,026            *           *            *           *           *            *   1,232,887   1,232,887
        50       395,668            *           *            *           *           *            *   1,355,842   1,355,842


  END OF
  POLICY      NET DEATH
   YEAR        BENEFIT
-----------  -----------
         1      100,000
         2      100,000
         3      100,000
         4      100,000
         5      100,000
         6      100,000
         7      100,000
         8      100,000
         9      100,000
        10      100,000
        11      100,000
        12      100,000
        13      100,000
        14      100,000
        15      100,000
        16      100,000
        17      100,000
        18      100,000
        19      100,000
        20      100,000
        21      100,000
        22      105,499
        23      116,791
        24      129,016
        25      142,250
        26      155,200
        27      169,079
        28      183,997
        29      200,038
        30      217,322
        31      240,580
        32      266,041
        33      293,900
        34      324,368
        35      357,668
        36      394,035
        37      433,715
        38      476,959
        39      524,027
        40      575,194
        41      630,752
        42      691,014
        43      756,311
        44      827,002
        45      903,454
        46      976,651
        47    1,057,192
        48    1,146,242
        49    1,245,216
        50    1,355,842


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*   In the absence of an additional premium, the Policy would lapse.
(1) Assumes that no Policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 per month thereafter, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during all Policy Years.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.
    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
MALE ISSUE AGE: 45                                                    NON-SMOKER
                         $4,000 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 2
                     USING CURRENT COST OF INSURANCE RATES


               PREMIUMS              0% HYPOTHETICAL                    6% HYPOTHETICAL                   12% HYPOTHETICAL
              ACCUMULATED        GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
  END OF          AT        ---------------------------------  ---------------------------------  ---------------------------------
  POLICY      5% INTEREST    POLICY      CASH      NET DEATH    POLICY      CASH      NET DEATH    POLICY      CASH      NET DEATH
   YEAR        PER YEAR       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT
-----------  -------------  ---------  ---------  -----------  ---------  ---------  -----------  ---------  ---------  -----------
         1         4,200        2,985      2,513     102,985       3,187      2,715     103,187       3,390      2,918     103,390
         2         8,610        6,185      5,713     106,185       6,786      6,314     106,786       7,412      6,940     107,412
         3        13,241        9,298      8,826     109,298      10,505     10,033     110,505      11,812     11,340     111,812
         4        18,103       12,323     11,851     112,323      14,348     13,876     114,348      16,627     16,155     116,627
         5        23,208       15,258     14,786     115,258      18,314     17,842     118,314      21,894     21,422     121,894
         6        28,568       18,103     17,630     118,103      22,408     21,936     122,408      27,658     27,186     127,658
         7        34,196       20,851     20,431     120,851      26,627     26,207     126,627      33,961     33,541     133,961
         8        40,106       23,499     23,131     123,499      30,970     30,602     130,970      40,850     40,483     140,850
         9        46,312       26,041     25,726     126,041      35,435     35,120     135,435      48,379     48,065     148,379
        10        52,827       28,472     28,209     128,472      40,018     39,756     140,018      56,604     56,342     156,604
        11        59,669       31,265     31,055     131,265      45,284     45,074     145,284      66,273     66,063     166,273
        12        66,852       34,120     33,962     134,120      50,900     50,743     150,900      77,087     76,930     177,087
        13        74,395       36,847     36,742     136,847      56,691     56,586     156,691      88,972     88,867     188,972
        14        82,314       39,449     39,396     139,449      62,663     62,611     162,663     102,041    101,989     202,041
        15        90,630       41,909     41,909     141,909      68,809     68,809     168,809     116,406    116,406     216,406
        16        99,361       44,182     44,182     144,182      75,088     75,088     175,088     132,156    132,156     232,156
        17       108,530       46,314     46,314     146,314      81,550     81,550     181,550     149,486    149,486     249,486
        18       118,156       48,293     48,293     148,293      88,191     88,191     188,191     168,554    168,554     268,554
        19       128,264       50,109     50,109     150,109      95,009     95,009     195,009     189,536    189,536     289,536
        20       138,877       51,750     51,750     151,750     101,996    101,996     201,996     212,622    212,622     312,622
        21       150,021       53,203     53,203     153,203     109,145    109,145     209,145     238,024    238,024     338,024
        22       161,722       54,451     54,451     154,451     116,443    116,443     216,443     265,972    265,972     365,972
        23       174,008       55,472     55,472     155,472     123,874    123,874     223,874     296,716    296,716     396,716
        24       186,908       56,247     56,247     156,247     131,421    131,421     231,421     330,534    330,534     430,534
        25       200,454       56,752     56,752     156,752     139,062    139,062     239,062     367,731    367,731     467,731
        26       214,677       56,963     56,963     156,963     146,772    146,772     246,772     408,641    408,641     508,641
        27       229,610       56,856     56,856     156,856     154,528    154,528     254,528     453,638    453,638     553,638
        28       245,291       56,409     56,409     156,409     162,305    162,305     262,305     503,137    503,137     603,137
        29       261,755       55,638     55,638     155,638     170,115    170,115     270,115     557,635    557,635     657,635
        30       279,043       54,465     54,465     154,465     177,877    177,877     277,877     617,587    617,587     717,587
        31       297,195       52,849     52,849     152,849     185,540    185,540     285,540     683,534    683,534     783,534
        32       316,255       50,743     50,743     150,743     193,046    193,046     293,046     756,067    756,067     856,067
        33       336,268       48,154     48,154     148,154     200,389    200,389     300,389     835,900    835,900     935,900
        34       357,281       44,973     44,973     144,973     207,441    207,441     307,441     923,699    923,699   1,023,699
        35       379,345       41,218     41,218     141,218     214,201    214,201     314,201   1,020,339  1,020,339   1,120,339
        36       402,513       36,764     36,764     136,764     220,519    220,519     320,519   1,126,635  1,126,635   1,226,635
        37       426,838       31,556     31,556     131,556     226,306    226,306     326,306   1,243,561  1,243,561   1,343,561
        38       452,380       25,642     25,642     125,642     231,579    231,579     331,579   1,372,310  1,372,310   1,472,310
        39       479,199       18,874     18,874     118,874     236,153    236,153     336,153   1,513,993  1,513,993   1,613,993
        40       507,359       11,279     11,279     111,279     240,008    240,008     340,008   1,670,025  1,670,025   1,770,025
        41       536,927        2,652      2,652     102,652     242,890    242,890     342,890   1,841,729  1,841,729   1,941,729
        42       567,973            *          *           *     244,724    244,724     344,724   2,030,764  2,030,764   2,132,302
        43       600,572            *          *           *     245,361    245,361     345,361   2,237,949  2,237,949   2,349,846
        44       634,801            *          *           *     244,639    244,639     344,639   2,464,179  2,464,179   2,587,388
        45       670,741            *          *           *     242,411    242,411     342,411   2,710,913  2,710,913   2,846,459
        46       708,478            *          *           *     238,541    238,541     338,541   2,979,710  2,979,710   3,098,898
        47       748,102            *          *           *     232,978    232,978     332,978   3,279,044  3,279,044   3,379,044
        48       789,707            *          *           *     225,589    225,589     325,589   3,613,730  3,613,730   3,713,730
        49       833,392            *          *           *     216,236    216,236     316,236   3,983,651  3,983,651   4,083,651
        50       879,262            *          *           *     204,777    204,777     304,777   4,391,852  4,391,852   4,491,852


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*   In the absence of an additional premium, the Policy would lapse.
(1) Assumes that no Policy loans have been made.

(2) Current values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 per month thereafter, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.
    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
MALE ISSUE AGE: 45                                                    NON-SMOKER

                         $4,000 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 2
                    USING GUARANTEED COST OF INSURANCE RATES


               PREMIUMS              0% HYPOTHETICAL                    6% HYPOTHETICAL                   12% HYPOTHETICAL
              ACCUMULATED        GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
  END OF          AT        ---------------------------------  ---------------------------------  ---------------------------------
  POLICY      5% INTEREST    POLICY      CASH      NET DEATH    POLICY      CASH      NET DEATH    POLICY      CASH      NET DEATH
   YEAR        PER YEAR       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT
-----------  -------------  ---------  ---------  -----------  ---------  ---------  -----------  ---------  ---------  -----------
         1         4,200        2,961      2,489     102,961       3,163      2,691     103,163       3,365      2,892     103,365
         2         8,610        6,138      5,666     106,138       6,736      6,264     106,736       7,359      6,887     107,359
         3        13,241        9,228      8,756     109,228      10,429      9,957     110,429      11,729     11,256     111,729
         4        18,103       12,231     11,759     112,231      14,243     13,771     114,243      16,509     16,037     116,509
         5        23,208       15,144     14,672     115,144      18,181     17,709     118,181      21,739     21,267     121,739
         6        28,568       17,966     17,494     117,966      22,244     21,772     122,244      27,462     26,990     127,462
         7        34,196       20,694     20,274     120,694      26,432     26,012     126,432      33,719     33,300     133,719
         8        40,106       23,320     22,953     123,320      30,742     30,375     130,742      40,559     40,192     140,559
         9        46,312       25,842     25,527     125,842      35,173     34,858     135,173      48,033     47,719     148,033
        10        52,827       28,253     27,990     128,253      39,721     39,459     139,721      56,198     55,936     156,198
        11        59,669       30,625     30,415     130,625      44,468     44,258     144,468      65,203     64,994     165,203
        12        66,852       32,874     32,717     132,874      49,328     49,171     149,328      75,308     74,881     175,038
        13        74,395       34,996     34,891     134,996      54,304     54,199     154,304      85,782     85,677     185,782
        14        82,314       36,988     36,935     136,988      59,391     59,339     159,391      97,520     97,467     197,520
        15        90,630       38,839     38,839     138,839      64,583     64,583     164,583     110,339    110,339     210,339
        16        99,361       40,540     40,540     140,540      69,871     69,871     169,871     124,338    124,338     224,338
        17       108,530       42,081     42,081     142,081      75,247     75,247     175,247     139,622    139,622     239,622
        18       118,156       43,448     43,448     143,448      80,695     80,695     180,695     156,303    156,303     256,303
        19       128,264       44,622     44,622     144,622      86,197     86,197     186,197     174,501    174,501     274,501
        20       138,877       45,586     45,586     145,586      91,733     91,733     191,733     194,347    194,347     294,347
        21       150,021       46,323     46,323     146,323      97,283     97,283     197,283     215,986    215,986     315,986
        22       161,722       46,821     46,821     146,821     102,832    102,832     202,832     239,585    239,585     339,585
        23       174,008       47,067     47,067     147,067     108,360    108,360     208,360     265,321    265,321     365,321
        24       186,908       47,047     47,047     147,047     113,847    113,847     213,847     293,394    293,394     393,394
        25       200,454       46,741     46,741     146,741     119,268    119,268     219,268     324,014    324,014     424,014
        26       214,677       46,118     46,118     146,118     124,582    124,582     224,582     357,403    357,403     457,403
        27       229,610       45,082     45,082     145,082     129,677    129,677     229,677     393,731    393,731     493,731
        28       245,291       43,702     43,702     143,702     134,611    134,611     234,611     433,363    433,363     533,363
        29       261,755       41,863     41,863     141,863     139,248    139,248     239,248     476,506    476,506     576,506
        30       279,043       39,512     39,512     139,512     143,515    143,515     243,515     523,452    523,452     623,452
        31       297,195       36,619     36,619     136,619     147,355    147,355     247,355     574,543    574,543     674,543
        32       316,255       33,154     33,154     133,154     150,710    150,710     250,710     630,161    630,161     730,161
        33       336,268       29,097     29,097     129,097     153,526    153,526     253,526     690,730    690,730     790,730
        34       357,281       24,432     24,432     124,432     155,755    155,755     255,755     756,726    756,726     856,726
        35       379,345       19,127     19,127     119,127     157,327    157,327     257,327     828,655    828,655     928,655
        36       402,513       13,124     13,124     113,124     158,142    158,142     258,142     907,044    907,044   1,007,044
        37       426,838        6,343      6,343     106,343     158,075    158,075     258,075     992,452    992,452   1,092,452
        38       452,380            *          *           *     156,967    156,967     256,967   1,085,468  1,085,468   1,185,468
        39       479,199            *          *           *     154,641    154,641     254,641   1,186,726  1,186,726   1,286,726
        40       507,359            *          *           *     150,936    150,936     250,936   1,296,949  1,296,949   1,396,949
        41       536,927            *          *           *     145,710    145,710     245,710   1,416,961  1,416,961   1,516,961
        42       567,973            *          *           *     138,844    138,844     238,844   1,547,700  1,547,700   1,647,700
        43       600,572            *          *           *     130,226    130,226     230,226   1,690,209  1,690,209   1,790,209
        44       634,801            *          *           *     119,767    119,767     219,767   1,845,670  1,845,670   1,945,670
        45       670,741            *          *           *     107,356    107,356     207,356   2,015,359  2,015,359   2,116,127
        46       708,478            *          *           *      92,856     92,856     192,856   2,199,500  2,199,500   2,299,500
        47       748,102            *          *           *      76,094     76,094     176,094   2,401,808  2,401,808   2,501,808
        48       789,707            *          *           *      56,840     56,840     156,840   2,622,819  2,622,819   2,722,819
        49       833,392            *          *           *      34,774     34,774     134,774   2,864,211  2,864,211   2,964,211
        50       879,261            *          *           *       9,222      9,222     109,222   3,127,481  3,127,481   3,227,481


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*   In the absence of an additional premium, the Policy would lapse.
(1) Assumes that no Policy loans have been made.

(2) Guaranteed values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 per month thereafter, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during all Policy Years.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.
    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
FEMALE ISSUE AGE: 45                                                  NON-SMOKER
                         $3,000 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 2
                     USING CURRENT COST OF INSURANCE RATES


               PREMIUMS              0% HYPOTHETICAL                    6% HYPOTHETICAL                   12% HYPOTHETICAL
              ACCUMULATED        GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
  END OF          AT        ---------------------------------  ---------------------------------  ---------------------------------
  POLICY      5% INTEREST    POLICY      CASH      NET DEATH    POLICY      CASH      NET DEATH    POLICY      CASH      NET DEATH
   YEAR        PER YEAR       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT
-----------  -------------  ---------  ---------  -----------  ---------  ---------  -----------  ---------  ---------  -----------
         1         3,150        2,097      1,705     102,097       2,244      1,852     102,244       2,392      1,999     102,392
         2         6,458        4,433      4,041     104,433       4,869      4,476     104,869       5,322      4,929     105,322
         3         9,930        6,705      6,312     106,705       7,579      7,187     107,579       8,527      8,134     108,527
         4        13,577        8,911      8,518     108,911      10,378      9,986     110,378      12,032     11,639     112,032
         5        17,406       11,051     10,658     111,051      13,269     12,876     113,269      15,866     15,474     115,866
         6        21,426       13,124     12,731     113,124      16,249     15,856     116,249      20,060     19,668     120,060
         7        25,647       15,127     14,778     115,127      19,322     18,973     119,322      24,648     24,299     124,648
         8        30,080       17,060     16,754     117,060      22,488     22,182     122,488      29,665     29,359     129,665
         9        34,734       19,072     18,810     119,072      25,904     25,642     125,904      35,314     35,052     135,314
        10        39,620       21,094     20,876     121,094      29,511     29,292     129,511      41,587     41,369     141,587
        11        44,751       23,254     23,079     123,254      33,499     33,324     133,499      48,810     48,636     148,810
        12        50,139       25,348     25,217     125,348      37,639     37,508     137,639      56,773     56,642     156,773
        13        55,796       27,371     27,283     127,371      41,929     41,842     141,929      65,545     65,458     165,545
        14        61,736       29,297     29,253     129,297      46,351     46,307     146,351      75,190     75,146     175,190
        15        67,972       31,147     31,147     131,147      50,931     50,931     150,931      85,820     85,820     185,820
        16        74,521       32,877     32,877     132,877      55,629     55,629     155,629      97,494     97,494     197,494
        17        81,397       34,521     34,521     134,521      60,486     60,486     160,486     110,362    110,362     210,362
        18        88,617       36,075     36,075     136,075      65,505     65,505     165,505     124,546    124,546     224,546
        19        96,198       37,546     37,546     137,546      70,697     70,697     170,697     140,193    140,193     240,193
        20       104,158       38,916     38,916     138,916      76,054     76,054     176,054     157,444    157,444     257,444
        21       112,516       40,181     40,181     140,181      81,576     81,576     181,576     176,464    176,464     276,464
        22       121,291       41,331     41,331     141,331      87,261     87,261     187,261     197,435    197,435     297,435
        23       130,506       42,370     42,370     142,370      93,120     93,120     193,120     220,569    220,569     320,569
        24       140,181       43,277     43,277     143,277      99,136     99,136     199,136     246,077    246,077     346,077
        25       150,340       44,055     44,055     144,055     105,319    105,319     205,319     274,215    274,215     374,215
        26       161,007       44,673     44,673     144,673     111,644    111,644     211,644     305,235    305,235     405,235
        27       172,208       45,129     45,129     145,129     118,114    118,114     218,114     339,444    339,444     439,444
        28       183,968       45,380     45,380     145,380     124,689    124,689     224,689     377,139    377,139     477,139
        29       196,317       45,418     45,418     145,418     131,363    131,363     231,363     418,684    418,684     518,684
        30       209,282       45,184     45,184     145,184     138,079    138,079     238,079     464,432    464,432     564,432
        31       222,897       44,665     44,665     144,665     144,820    144,820     244,820     514,819    514,819     614,819
        32       237,191       43,820     43,820     143,820     151,541    151,541     251,541     570,298    570,298     670,298
        33       252,201       42,600     42,600     142,600     158,190    158,190     258,190     631,366    631,366     731,366
        34       267,961       40,915     40,915     140,915     164,662    164,662     264,662     698,525    698,525     798,525
        35       284,509       38,751     38,751     138,751     170,931    170,931     270,931     772,412    772,412     872,412
        36       301,884       36,057     36,057     136,057     176,927    176,927     276,927     853,694    853,694     953,694
        37       320,129       32,783     32,783     132,783     182,580    182,580     282,580     943,111    943,111   1,043,111
        38       339,285       28,879     28,879     128,879     187,814    187,184     287,814   1,041,483  1,041,483   1,141,483
        39       359,399       24,224     24,224     124,224     192,476    192,476     292,476   1,149,639  1,149,639   1,249,639
        40       380,519       18,834     18,834     118,834     196,547    196,547     296,547   1,268,646  1,268,646   1,368,646
        41       402,695       12,660     12,660     112,660     199,937    199,937     299,937   1,399,615  1,399,615   1,499,615
        42       425,980        5,633      5,633     105,633     202,534    202,534     302,534   1,543,755  1,543,755   1,643,755
        43       450,429            *          *           *     204,236    204,236     304,236   1,702,425  1,702,425   1,802,425
        44       476,100            *          *           *     204,935    204,935     304,935   1,877,129  1,877,129   1,977,129
        45       503,055            *          *           *     204,516    204,516     304,516   2,069,470  2,069,470   2,172,943
        46       531,358            *          *           *     202,861    202,861     302,861   2,280,189  2,280,189   2,380,189
        47       561,076            *          *           *     199,873    199,873     299,873   2,513,616  2,513,616   2,613,616
        48       592,280            *          *           *     195,426    195,426     295,426   2,770,921  2,770,921   2,870,921
        49       625,044            *          *           *     189,387    189,387     289,387   3,054,620  3,054,620   3,154,620
        50       659,446            *          *           *     181,617    181,617     281,617   3,367,502  3,367,502   3,467,502


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*   In the absence of an additional premium, the Policy would lapse.
(1) Assumes that no Policy loans have been made.
(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 per month thereafter, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.
    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
FEMALE ISSUE AGE: 45                                                  NON-SMOKER
                         $3,000 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 2
                    USING GUARANTEED COST OF INSURANCE RATES


                                     0% HYPOTHETICAL                    6% HYPOTHETICAL                   12% HYPOTHETICAL
                                 GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
  END OF                    ---------------------------------  ---------------------------------  ---------------------------------
  POLICY      5% INTEREST    POLICY      CASH      NET DEATH    POLICY      CASH      NET DEATH    POLICY      CASH      NET DEATH
   YEAR        PER YEAR       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT
-----------  -------------  ---------  ---------  -----------  ---------  ---------  -----------  ---------  ---------  -----------
         1         3,150        2,074      1,681     102,074       2,220      1,827     102,220       2,367      1,974     102,367
         2         6,458        4,386      3,993     104,386       4,818      4,426     104,818       5,269      4,876     105,269
         3         9,930        6,635      6,242     106,635       7,503      7,110     107,503       8,443      8,050     108,443
         4        13,577        8,818      8,425     108,818      10,274      9,881     110,274      11,914     11,521     111,914
         5        17,406       10,937     10,544     110,937      13,135     12,742     113,135      15,711     15,319     115,711
         6        21,426       12,987     12,595     112,987      16,086     15,693     116,086      19,864     19,471     119,864
         7        25,647       14,970     14,621     114,970      19,128     18,778     119,128      24,407     24,057     124,407
         8        30,080       16,881     16,576     116,881      22,260     21,955     122,260      29,373     29,068     129,373
         9        34,734       18,717     18,455     118,717      25,481     25,219     125,481      34,802     34,540     134,802
        10        39,620       20,478     20,260     120,478      28,794     28,575     128,794      40,738     40,519     140,738
        11        44,751       22,220     22,046     122,220      32,260     32,086     132,260      47,295     47,121     147,295
        12        50,139       23,886     23,755     123,886      35,824     35,693     135,824      54,471     54,340     154,471
        13        55,796       25,475     25,387     125,475      39,489     39,402     139,489      62,327     62,240     162,327
        14        61,736       26,991     26,947     126,991      43,262     43,219     143,262      70,935     70,891     170,935
        15        67,972       28,433     28,433     128,433      47,144     47,144     147,144      80,368     80,368     180,368
        16        74,521       29,794     29,794     129,794      51,131     51,131     151,131      90,702     90,702     190,702
        17        81,397       31,066     31,066     131,066      55,218     55,218     155,218     102,017    102,017     202,017
        18        88,617       32,233     32,233     132,233      59,391     59,391     159,391     114,395    114,395     214,395
        19        96,198       33,277     33,277     133,277      63,633     63,633     163,633     127,923    127,923     227,923
        20       104,158       34,181     34,181     134,181      67,926     67,926     167,926     142,697    142,697     242,697
        21       112,516       34,939     34,939     134,939      72,263     72,263     172,263     158,832    158,832     258,832
        22       121,291       35,541     35,541     135,541      76,636     76,636     176,636     176,458    176,458     276,458
        23       130,506       35,990     35,990     135,990      81,043     81,043     181,043     195,723    195,723     295,723
        24       140,181       36,288     36,288     136,288      85,485     85,485     185,485     216,792    216,792     316,792
        25       150,340       36,426     36,426     136,426      89,954     89,954     189,954     239,838    239,838     339,838
        26       161,007       36,385     36,385     136,385      94,426     94,426     194,426     265,037    265,037     365,037
        27       172,208       36,132     36,132     136,132      98,865     98,865     198,865     292,570    292,570     392,570
        28       183,968       35,622     35,622     135,622     103,217    103,217     203,217     322,622    322,622     422,622
        29       196,317       34,801     34,801     134,801     107,419    107,419     207,419     355,385    355,385     455,385
        30       209,282       33,618     33,618     133,618     111,408    111,408     211,408     391,076    391,076     491,076
        31       222,897       32,030     32,030     132,030     115,121    115,121     215,121     429,939    429,939     529,939
        32       237,191       30,002     30,002     130,002     118,505    118,505     218,505     472,251    472,251     572,251
        33       252,201       27,507     27,507     127,507     121,509    121,509     221,509     518,324    518,324     618,324
        34       267,961       24,520     24,520     124,520     124,081    124,081     224,081     568,505    568,505     686,505
        35       284,509       20,997     20,997     120,997     126,151    126,151     226,151     623,156    623,156     723,156
        36       301,884       16,874     16,874     116,874     127,620    127,620     227,620     682,652    682,652     782,652
        37       320,129       12,065     12,065     112,065     128,363    128,363     228,363     747,380    747,380     847,380
        38       339,285        6,461      6,461     106,461     128,225    128,225     228,225     817,745    817,745     917,745
        39       359,399            *          *           *     127,030    127,030     227,030     894,175    894,175     994,175
        40       380,519            *          *           *     124,618    124,618     224,618     977,166    977,166   1,077,166
        41       402,695            *          *           *     120,824    120,824     220,824   1,067,267  1,067,267   1,167,267
        42       425,980            *          *           *     115,499    115,499     215,499   1,165,107  1,165,107   1,265,107
        43       450,429            *          *           *     108,480    108,480     208,480   1,271,369  1,271,369   1,371,369
        44       476,100            *          *           *      99,611     99,611     199,611   1,386,821  1,386,821   1,486,821
        45       503,055            *          *           *      88,708     88,708     188,708   1,512,285  1,512,285   1,612,285
        46       531,358            *          *           *      75,577     75,577     175,577   1,648,668  1,648,668   1,748,668
        47       561,076            *          *           *      59,983     59,983     159,983   1,796,930  1,796,930   1,896,930
        48       592,280            *          *           *      41,624     41,624     141,624   1,958,074  1,958,074   2,058,074
        49       625,044            *          *           *      20,083     20,083     120,083   2,133,095  2,133,095   2,233,095
        50       659,446            *          *           *           *          *           *   2,322,831  2,322,831   2,422,831


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*   In the absence of an additional premium, the Policy would lapse.
(1) Assumes that no Policy loans have been made.
(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 per month thereafter, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during all Policy Years.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.
    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
FEMALE ISSUE AGE: 45                                                  NON-SMOKER

                         $1,500 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                     USING CURRENT COST OF INSURANCE RATES


               PREMIUMS              0% HYPOTHETICAL                    6% HYPOTHETICAL                   12% HYPOTHETICAL
              ACCUMULATED        GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
  END OF          AT        ---------------------------------  ---------------------------------  ---------------------------------
  POLICY      5% INTEREST    POLICY      CASH      NET DEATH    POLICY      CASH      NET DEATH    POLICY      CASH      NET DEATH
   YEAR        PER YEAR       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT
-----------  -------------  ---------  ---------  -----------  ---------  ---------  -----------  ---------  ---------  -----------
         1         1,575          717        324     100,717         780        387     100,780         843        450     100,843
         2         3,229        1,698      1,305     101,698       1,878      1,485     101,878       2,066      1,673     102,066
         3         4,965        2,639      2,246     102,639       3,000      2,607     103,000       3,391      2,998     103,391
         4         6,788        3,540      3,147     103,540       4,144      3,751     104,144       4,825      4,432     104,825
         5         8,703        4,399      4,006     104,399       5,310      4,917     105,310       6,379      5,986     106,379
         6        10,713        5,213      4,820     105,213       6,494      6,102     106,494       8,060      7,667     108,060
         7        12,824        5,982      5,633     105,982       7,697      7,348     107,697       9,879      9,529     109,879
         8        15,040        6,702      6,397     106,702       8,914      8,608     108,914      11,846     11,540     111,846
         9        17,367        7,525      7,263     107,525      10,301     10,039     110,301      14,135     13,873     114,135
        10        19,810        8,379      8,161     108,379      11,794     11,575     111,794      16,708     16,490     116,708
        11        22,376        9,271      9,096     109,271      13,424     13,250     113,424      19,650     19,476     119,650
        12        25,069       10,113      9,982     110,113      15,093     14,962     115,093      22,869     22,738     122,869
        13        27,898       10,897     10,810     110,897      16,794     16,706     116,794      26,385     26,298     126,385
        14        30,868       11,600     11,557     111,600      18,502     18,458     118,502      30,205     30,161     130,205
        15        33,986       12,242     12,242     112,242      20,236     20,236     120,236      34,380     34,380     134,380
        16        37,261       12,777     12,777     112,777      21,953     21,953     121,953      38,903     38,903     138,903
        17        40,699       13,241     13,241     113,241      23,685     23,685     123,685      43,845     43,845     143,845
        18        44,309       13,630     13,630     113,630      25,428     25,428     125,428      49,247     49,247     149,247
        19        48,099       13,948     13,948     113,948      27,187     27,187     127,187      55,162     55,162     155,162
        20        52,079       14,180     14,180     114,180      28,946     28,946     128,946      61,630     61,630     161,630
        21        56,258       14,320     14,320     114,320      30,697     30,697     130,697      68,702     68,702     168,702
        22        60,646       14,359     14,359     114,359      32,429     32,429     132,429      76,431     76,431     176,431
        23        65,253       14,300     14,300     114,300      34,145     34,145     134,145      84,894     84,894     184,894
        24        70,091       14,122     14,122     114,122      35,819     35,819     135,819      94,143     94,143     194,143
        25        75,170       13,827     13,827     113,827      37,451     37,451     137,451     104,266    104,266     204,266
        26        80,504       13,386     13,386     113,386      39,007     39,007     139,007     115,323    115,323     215,323
        27        86,104       12,795     12,795     112,795      40,478     40,478     140,478     127,411    127,411     227,411
        28        91,984       12,012     12,012     112,012      41,813     41,813     141,813     140,594    140,594     240,594
        29        98,158       11,028     11,028     111,028      42,996     42,996     142,996     154,977    154,977     254,977
        30       104,641        9,784      9,784     109,784      43,955     43,955     143,955     170,627    170,627     270,627
        31       111,448        8,267      8,267     108,267      44,664     44,664     144,664     187,662    187,662     287,662
        32       118,596        6,436      6,436     106,436      45,062     45,062     145,062     206,184    206,184     306,184
        33       126,100        4,242      4,242     104,242      45,084     45,084     145,084     226,299    226,299     326,299
        34       133,980        1,594      1,594     101,594      44,611     44,611     144,611     248,078    248,078     348,078
        35       142,255            *          *           *      43,600     43,600     143,600     271,680    271,680     371,680
        36       150,942            *          *           *      41,966     41,966     141,966     297,242    297,242     397,242
        37       160,064            *          *           *      39,621     39,621     139,621     324,916    324,916     424,916
        38       169,643            *          *           *      36,474     36,474     136,474     354,868    354,868     454,868
        39       179,700            *          *           *      32,351     32,351     132,351     387,210    387,210     487,210
        40       190,260            *          *           *      27,214     27,214     127,214     422,207    422,207     522,207
        41       201,348            *          *           *      20,954     20,954     120,954     460,084    460,084     560,084
        42       212,990            *          *           *      13,437     13,437     113,437     501,070    501,070     601,070
        43       225,215            *          *           *       4,538      4,538     104,538     545,434    545,434     645,434
        44       238,050            *          *           *           *          *           *     593,475    593,475     693,475
        45       251,528            *          *           *           *          *           *     645,524    645,524     745,524
        46       265,679            *          *           *           *          *           *     701,944    701,944     801,944
        47       280,538            *          *           *           *          *           *     763,171    763,171     863,171
        48       296,140            *          *           *           *          *           *     829,661    829,661     929,661
        49       312,522            *          *           *           *          *           *     901,919    901,919   1,001,919
        50       329,723            *          *           *           *          *           *     980,502    980,502   1,080,502


----------------------------------

*   In the absence of an additional premium, the Policy would lapse.
(1) Assumes that no Policy loans have been made.
(2) Current values reflect applicable Premium Expense Charges, current cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 thereafter, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.
    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF
INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATION OF POLICY VALUES
PROTECTIVE LIFE INSURANCE COMPANY
FEMALE ISSUE AGE: 45                                                  NON-SMOKER
                         $1,500 ANNUAL PLANNED PREMIUM
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1
                    USING GUARANTEED COST OF INSURANCE RATES


               PREMIUMS              0% HYPOTHETICAL                    6% HYPOTHETICAL                   12% HYPOTHETICAL
              ACCUMULATED        GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
  END OF          AT        ---------------------------------  ---------------------------------  ---------------------------------
  POLICY      5% INTEREST    POLICY      CASH      NET DEATH    POLICY      CASH      NET DEATH    POLICY      CASH      NET DEATH
   YEAR        PER YEAR       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT
-----------  -------------  ---------  ---------  -----------  ---------  ---------  -----------  ---------  ---------  -----------
         1         1,575          693        300     100,693         755        362     100,755         817        425     100,817
         2         3,229        1,651      1,258     101,651       1,828      1,435     101,828       2,013      1,620     102,013
         3         4,965        2,569      2,176     102,569       2,923      2,530     102,923       3,307      2,914     103,307
         4         6,788        3,447      3,054     103,447       4,039      3,646     104,039       4,707      4,315     104,707
         5         8,703        4,284      3,891     104,284       5,176      4,783     105,176       6,224      5,831     106,224
         6        10,713        5,077      4,684     105,077       6,331      5,938     106,331       7,863      7,471     107,863
         7        12,824        5,825      5,475     105,825       7,502      7,153     107,502       9,637      9,288     109,637
         8        15,040        6,524      6,219     106,524       8,687      8,381     108,687      11,555     11,249     111,555
         9        17,367        7,170      6,908     107,170       9,878      9,616     109,878      13,623     13,362     113,623
        10        19,810        7,763      7,544     107,763      11,077     10,858     111,077      15,858     15,640     115,858
        11        22,376        8,329      8,155     108,329      12,310     12,136     112,310      18,306     18,132     118,306
        12        25,069        8,840      8,709     108,840      13,548     13,417     113,548      20,954     20,823     120,954
        13        27,898        9,296      9,209     109,296      14,791     14,704     114,791      23,823     23,736     123,823
        14        30,868        9,701      9,657     109,701      16,040     15,997     116,040      26,937     26,893     126,937
        15        33,986       10,051     10,051     110,051      17,294     17,294     117,294      30,317     30,317     130,317
        16        37,261       10,340     10,340     110,340      18,543     18,543     118,543      33,984     33,984     133,984
        17        40,699       10,560     10,560     110,560      19,778     19,778     119,778      37,954     37,954     137,954
        18        44,309       10,695     10,695     110,695      20,981     20,981     120,981      42,242     42,242     142,242
        19        48,099       10,726     10,726     110,726      22,129     22,129     122,129      46,857     46,857     146,857
        20        52,079       10,635     10,635     110,635      23,199     23,199     123,199      51,812     51,812     151,812
        21        56,258       10,416     10,416     110,416      24,180     24,180     124,180      57,131     57,131     157,131
        22        60,646       10,060     10,060     110,060      25,056     25,056     125,056      62,842     62,842     162,842
        23        65,253        9,568      9,568     109,568      25,822     25,822     125,822      68,981     68,981     168,981
        24        70,091        8,942      8,942     108,942      26,471     26,471     126,471      75,591     75,591     175,591
        25        75,170        8,173      8,173     108,173      26,989     26,989     126,989      82,709     82,709     182,709
        26        80,504        7,242      7,242     107,242      27,345     27,345     127,345      90,362     90,362     190,362
        27        86,104        6,116      6,116     106,116      27,498     27,498     127,498      98,566     98,566     198,566
        28        91,984        4,748      4,748     104,748      27,385     27,385     127,385     107,324    107,324     207,324
        29        98,158        3,085      3,085     103,085      26,937     26,937     126,937     116,632    116,632     216,632
        30       104,641        1,076      1,076     101,076      26,081     26,081     126,082     126,483    126,483     226,483
        31       111,448            *          *           *      24,749     24,749     124,749     136,881    136,881     236,881
        32       118,596            *          *           *      22,878     22,878     122,878     147,836    147,836     247,836
        33       126,100            *          *           *      20,407     20,407     120,407     159,367    159,367     259,367
        34       133,980            *          *           *      17,278     17,278     117,278     171,496    171,496     271,496
        35       142,255            *          *           *      13,409     13,409     113,409     184,229    184,229     284,229
        36       150,942            *          *           *       8,692      8,692     108,692     197,548    197,548     297,548
        37       160,064            *          *           *       2,992      2,992     102,992     211,407    211,407     311,407
        38       169,643            *          *           *           *          *           *     225,735    225,735     325,735
        39       179,700            *          *           *           *          *           *     240,434    240,434     340,434
        40       190,260            *          *           *           *          *           *     255,424    255,424     355,424
        41       201,348            *          *           *           *          *           *     270,614    270,614     370,614
        42       212,990            *          *           *           *          *           *     285,932    285,932     385,932
        43       225,215            *          *           *           *          *           *     301,287    301,287     401,287
        44       238,050            *          *           *           *          *           *     316,597    316,597     416,597
        45       251,528            *          *           *           *          *           *     331,745    331,745     431,745
        46       265,679            *          *           *           *          *           *     346,603    346,603     446,603
        47       280,538            *          *           *           *          *           *     360,994    360,994     460,994
        48       296,140            *          *           *           *          *           *     374,664    374,664     474,664
        49       312,522            *          *           *           *          *           *     387,229    387,229     487,229
        50       329,723            *          *           *           *          *           *     398,004    398,004     498,004


----------------------------------

*   In the absence of an additional premium, the Policy would lapse.
(1) Assumes that no Policy loans have been made.
(2) Guaranteed values reflect applicable Premium Expense Charges, guaranteed cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 per month thereafter, and a monthly mortality and expense risk charge equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate 0.90% of such amount during all Policy Years.
(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.
    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      OTHER POLICY BENEFITS AND PROVISIONS

LIMITS ON RIGHTS TO CONTEST THE POLICY

    INCONTESTABILITY. Protective Life will not contest the Policy, or any supplemental benefit and/or rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider, unless fraud is involved. Any increase in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

    SUICIDE EXCLUSION. If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

CHANGES IN THE POLICY OR BENEFITS

    MISSTATEMENT OF AGE OR SEX. If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental benefits and/or riders, the Death Benefit under the Policy or such supplemental benefits and/or riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental benefits and/or riders, at the correct age and sex.

    OTHER CHANGES. At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws, regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

SUSPENSION OR DELAY IN PAYMENTS

    Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if
(1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. See also "Payments from the Fixed Account".

REPORTS TO POLICY OWNERS

    Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Fixed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current Net Premium allocations; charges deducted since the last report; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the 1940 Act. In addition, when you pay Premium Payments or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

ASSIGNMENT

    The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Protective Life, it must be in writing and filed at the Home Office. Once Protective Life has received a signed copy of the
assignment,  the   Owner's  rights   and  the   interest  of   any   Beneficiary

(or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. See "Tax Considerations".

ARBITRATION

    The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or Beneficiary (a "claimant") arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration will be binding upon any claimant as well as Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses will be borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not apply to Policies issued in certain states.

SUPPLEMENTAL BENEFITS AND/OR RIDERS

    The following supplemental benefits and/or riders are available and may be added to your Policy. Monthly charges for these benefits and/or riders will be deducted from your Policy Value as part of the monthly deduction (see "Monthly Deduction"). The supplemental benefits and/or riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

    CHILDREN'S TERM LIFE INSURANCE RIDER.   Provides a death benefit payable  on
the death of a covered child. More than one child can be covered. There is no cash value for this benefit.

    ACCIDENTAL DEATH  BENEFIT  RIDER.   Provides  an  additional  death  benefit
payable if the Insured's death results from certain accidental causes. There is no cash value for this benefit.

    DISABILITY BENEFIT RIDER. Provides for the crediting of a specific Premium Payment to a Policy on each Monthly Anniversary during the total disability of the Insured. After the Insured has been totally disabled (as defined in the rider) for six months, the Company will credit Premium Payments to the Policy equal to the disability benefit amount shown in the Policy multiplied by the number of Monthly Anniversary Days that have occurred since the onset of total disability. Monthly Anniversary Days that occur more than one calendar year prior to the date that We receive a claim under a rider are not included for the purpose of this calculation. Subsequent to the time that the Insured has been totally disabled for six months, We will credit a Premium Payment equal to the disability benefit amount on each Monthly Anniversary Day. The Owner may change the disability benefit amount by Written Notice at any time before the Insured becomes totally disabled.

    GUARANTEED INSURABILITY RIDER. Provides the right to increase the Face Amount of your Policy under two options. The Option exercise date depends on the rider selected: Variable Option or Survivor's Choice. Under the Variable Option you can increase the Face Amount at designated future points in time (selected at issue) without evidence of insurability. Under the Survivor's Choice Option, you specify (at issue) a designated life (other than the Insured). When the designated person dies, the Owner has the option to increase the Face Amount without evidence of insurability. See "Changing the Face Amount".

    PROTECTED  INSURABILITY BENEFIT RIDER.   Provides the  right to increase the
Face Amount of your Policy at designated option dates at age 25, 28, 31, 34, 37 and 40 without evidence of insurability.

    Additional rules and limits apply to these supplemental benefits and/or riders. Not all such benefits may be available at any time, and supplemental benefits and/or riders in addition to those listed above may be made available. Please ask your Protective Life agent for further information, or contact the Home Office.

REINSURANCE

    The Company may reinsure a portion of the risks assumed under the Policies.

                               USES OF THE POLICY

    Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.


    As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, policy loans and interest paid on policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a Beneficiary.


    Prior to utilizing this Policy or the above applications you should consider
whether  the  anticipated  duration  of  the  Policy  is  appropriate  for   the
application for which you intend to purchase it.


    In addition, you need to consider the tax implications of using the Policy with these applications. (The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" below.) Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the policy is withdrawn, surrendered, lapses or matures. BECAUSE OF THESE RISKS, YOU NEED TO CAREFULLY
CONSIDER HOW YOU USE THIS POLICY. THIS POLICY MAY NOT BE SUITABLE FOR ALL PERSONS, UNDER ANY OF THESE APPLICATIONS.


                               TAX CONSIDERATIONS

INTRODUCTION

    The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

    This discussion does not address state or local tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

TAX STATUS OF PROTECTIVE LIFE

    Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value. However,
Protective  Life does deduct  a charge of  1.25% of each  Premium Payment in all
Policy Years  to  compensate  it  for the  federal  tax  treatment  of  deferred acquisition costs. Protective Life reserves the right in the future to make a charge against the Variable Account or the Cash Values of a Policy for any federal, state, or local income taxes that it incurs and determines to be properly attributable to the Variable Account or the Policy. Protective Life will promptly notify You of any such charge.

TAXATION OF LIFE INSURANCE POLICIES

    TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.


        DIVERSIFICATION REQUIREMENTS. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately
    diversified".   If  the  Variable   Account  fails  to   comply  with  these
    diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxable currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.


        OWNERSHIP TREATMENT. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets". As of the date of this Prospectus, no such guidance has been issued.


        The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account values, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

    The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

    TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.


    If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the Beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the Beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest payments will be includible in the Beneficiary's income.



    TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Surrender Value over the "investment in the contract" will be includible in the Owner's income. The "investment in the contract" generally is the aggregate Premium Payments less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.


POLICIES WHICH ARE NOT MECS


        TAX TREATMENT OF WITHDRAWALS GENERALLY. If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.


        CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS. As indicated above, section 7702 places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the face amount, a change from an Increasing Death Benefit to a Level Death Benefit, if withdrawals are made, and in certain other instances.

        TAX TREATMENT OF LOANS. If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However, in those situations where the interest rate credited to the Loan Account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income.

        Generally, interest paid on any loans under this Policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as "systematic borrowing" within the meaning of the tax law. A "key person" is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Policy.


POLICIES WHICH ARE MECS

        CHARACTERIZATION OF A POLICY AS A MEC. In general, a Policy will be considered a MEC for federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a "7-Pay Test". This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the 1st 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a re-application of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test. Protective Life will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC.


        TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. In addition, the discussion of interest on loans and of lapses while loans are outstanding under the caption "Policies Which Are Not MECs" also applies to Policies which are MECs.



        If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a qualified tax advisor.


        PENALTY TAX. Generally, proceeds of a surrender or a withdrawals (or the amount of any deemed withdrawal) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

        AGGREGATION OF POLICIES. All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.


    TREATMENT OF MATURITY BENEFITS AND EXTENSION OF MATURITY DATE. At the Maturity Date, the Surrender Value will be paid to the Owner. This payment will be taxable in the same manner as a surrender of the Policy. If the Owner elects to extend the Maturity Date (which must be done prior to the Maturity Date) and such extension is approved, it is possible that the IRS could treat the Owner as being in constructive receipt of the Cash Value when the insured reaches age 95. If this were the case, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

    ACTIONS TO ENSURE COMPLIANCE WITH THE TAX LAW. Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

    OTHER CONSIDERATIONS. Changing the Owner, exchanging the Policy, changing from one Death Benefit option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal.

FEDERAL INCOME TAX WITHHOLDING

    Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's total tax liability.

            OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE

SALE OF THE POLICIES


    Investment Distributors, Inc. ("IDI"), a wholly-owned subsidiary of Protective Life Corporation, acts as a principal underwriter of the Policies. IDI also acts as principal underwriter of variable annuity contracts issued through Protective Variable Annuity Separate Account. IDI is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the
National Association of Securities Dealers, Inc. The Policies are sold by certain registered representatives of broker-dealers (including Pro Equities, Inc., an affiliate of Protective Life and IDI) that have entered into selling agreements with IDI, who are also appointed and licensed as insurance agents of Protective Life. Registered representatives may be paid commissions on Policies they sell based on Premium Payments paid in amounts up to 95% of a targeted first year premium payment. A targeted first year premium payment is approximately equal to your minimum initial premium on an annual basis. For Premium Payments paid in the first policy year which exceed this targeted amount, registered representatives may receive up to 5% on Premium Payments in excess of target. For Premium Payments received during policy years two through ten, the registered representatives may be paid up to 5% on Premium Payments, and .25% on unloaned Policy Value after the first ten Policy Years. Other allowances and overrides, and non-cash compensation, also may be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation.

PROTECTIVE LIFE DIRECTORS AND EXECUTIVE OFFICERS


    The following table sets forth the name, age, address and principal occupations during the past five years of each of Protective Life's directors and executive officers.



        NAME          AGE                      POSITION WITH PROTECTIVE LIFE
--------------------  ---   -------------------------------------------------------------------
Drayton Nabers, Jr.   56    Chairman of the Board and a Director
John D. Johns         45    President and a Director
Ormond L. Bentley     61    Executive Vice President and a Director
R. Stephen Briggs     47    Executive Vice President and a Director
Jim E. Massengale     54    Executive Vice President and a Director
A.S. Williams III     60    Executive Vice President, Treasurer and a Director
Danny L. Bentley      39    Senior Vice President, Group and a Director
Richard J. Bielen     36    Senior Vice President, Investments and a Director
Carolyn King          46    Senior Vice President, Investment Products and a Director
Deborah J. Long       43    Senior Vice President, General Counsel, Secretary and a Director
Steven A. Schultz     43    Senior Vice President, Financial Institutions and a Director
Wayne E. Stuenkel     43    Senior Vice President and Chief Actuary and a Director
Judy Wilson           38    Senior Vice President, Guaranteed Investment Contracts
Jerry W. DeFoor       44    Vice President and Controller, and Chief Accounting Officer



    Mr. Nabers has been Chairman of the Board and a Director of Protective Life since August 1996. Mr. Nabers has been Chairman of the Board and Chief Executive Officer of PLC and a Director since August 1996. From May 1994 to August 1996, Mr. Nabers was Chairman of the Board, President and Chief Executive Officer and a Director of PLC. From May 1992 to May 1994, he was President and Chief Executive Officer and a Director of PLC. Mr. Nabers was President and Chief Operating Officer and a Director of PLC from August 1982 until May 1992. From July 1981 to August 1982, he was Senior Vice President of PLC. From August 1982 to August 1996, he was President of Protective Life and had been its Senior Vice President from September 1981 to August 1982. From February 1980 to September 1981, he served as Senior Vice President, Operations of Protective Life. From 1979 to February 1980, he was Senior Vice President, Operations and General Counsel of Protective Life. From February 1980 to March 1983, he served as President of Empire General Life Insurance Company, a subsidiary, and from March 1983 to December 31, 1984, he was Chairman of the Executive Committee of Empire General. He is also a director of Energen Corporation, National Bank of Commerce of Birmingham, and Alabama National Bancorporation.



    Mr. Johns has been President and Chief Operating Officer of PLC since August 1996 and President of Protective Life since August 1996. He was Executive Vice President and Chief Financial Officer of PLC and of Protective Life from October 1993 to August 1996. From August 1988 to October 1993, he served as Vice President and General Counsel of Sonat Inc. He is a director of National Bank of Commerce of Birmingham and Alabama National Bancorporation.



    Mr. Ormond L. Bentley has been Executive Vice President, Group of Protective and PLC since August 1996. From December 1978 to August 1996 he served as Senior Vice President, Group of Protective. He has also served as Senior Vice President, Group of PLC from August 1988 to August 1996. Mr. Bentley has been employed by Protective since October 1965.



    Mr. Briggs has been Executive Vice President of PLC and Protective since October 1993. From January 1993 to October 1993 he was Senior Vice President, Life Insurance and Investment Products of Protective and PLC. Mr. Briggs had been Senior Vice President, Ordinary Marketing of PLC since August 1988 and of Protective since April 1986. From July 1983 to April 1986, he was President of First Protective Insurance Group, Inc.



    Mr. Massengale has been Executive Vice President, Acquisitions of Protective and PLC since August 1996. From May 1992 to August 1996 he served as Senior Vice President of Protective and

PLC. From May 1989 to May 1992 Mr. Massengale was Senior Vice President, Operations and Systems of Protective and PLC. From January 1983 to May 1989, he was Senior Vice President, Corporate Systems of Protective and PLC.



    Mr. Williams has been Executive Vice President, Investments and Treasurer of Protective and PLC since August 1996. From July 1981 to August 1996 he was Senior Vice President, Investments and Treasurer of PLC and Protective. Mr. Williams has been employed by Protective since November 1964.



    Mr. Danny L. Bentley has been Senior Vice President, Group of Protective and PLC since August 1996. From May 1989 to August 1996, he was Vice President, Group Marketing of Protective.



    Mr. Bielen has been Senior Vice President, Investments of PLC and Protective since August 1996. From August 1991 to August 1996, he was Vice President, Investments of Protective.



    Ms. King has been Senior Vice President, Investment Products Division of PLC and of Protective since April 1995. From August 1994 to March 1995, she served as Senior Vice President and Chief Investment Officer of Provident Life and Accident Insurance Company and of its parent company, Provident Life and Accident Insurance Company of America. She served as President of Provident National Assurance Company from November 1987 to March 1995. From November 1986 to August 1994, she served as Vice President of Provident Life and Accident Insurance Company of America.



    Ms. Long has been Senior VP, Secretary and General Counsel of PLC since November 1996 and of Protective since September 1996. Ms. Long was Senior Vice President and General Counsel of PLC from February 1994 to November 1996 and of Protective from February 1994 to September 1996. From August 1993 to January 1994, Ms. Long served as General Counsel of PLC and from February 1984 to January 1994 she practiced law with the law firm of Maynard, Cooper & Gale, P.C.



    Mr. Schultz has been Senior Vice President, Financial Institutions of Protective and PLC since March 1993. Mr. Schultz served as Vice President, Financial Institutions of Protective from February 1989 to March 1993 and of PLC from February 1993 to March 1993. From June 1977 through January 1989, he was employed by and served in a number of capacities with The Minnesota Mutual Life Insurance Company, finally serving as Director, Group Sales.



    Mr. Stuenkel has been Senior Vice President and Chief Actuary of Protective and PLC since March 1987. Mr. Stuenkel is a Fellow in the Society of Actuaries and has been employed by Protective since September 1978.



    Ms. Wilson has been Senior Vice President, Guaranteed Investment Contracts of Protective and PLC since January 1995. From July 1991 to December 31, 1994, she served as Vice President, Guaranteed Investment Contracts of Protective. From October 1989 to July 1991, Ms. Wilson was employed by an affiliated insurer.



    Mr. DeFoor has been Vice President and Controller, and Chief Accounting Officer of Protective and PLC since April 1989, Mr. DeFoor is a certified public accountant and has been employed by Protective since August 1982.



STATE REGULATION


    Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

    Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

ADDITIONAL INFORMATION

    A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

EXPERTS


    The audited statement of net assets of the Variable Account (comprised of seven Sub-Accounts) as of December 31, 1996 and the related statements of operations and changes in net assets for the period from June 19, 1996 (date of inception) through December 31, 1996 and included in this Prospectus, have been included herein in reliance on the report of Coopers and Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.



    The consolidated balance sheets of Protective Life as of December 31, 1996 and 1995 and the consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996 and the related financial statement schedules included in this Prospectus, have been included herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.


    Actuarial matters included in this Prospectus have been examined by Milliman & Robertson whose opinion is filed as an exhibit to the registration statement.

LEGAL MATTERS


    Sutherland, Asbill & Brennan, L.L.P. of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.


FINANCIAL STATEMENTS


    The audited statement of net assets of the Protective Variable Life Separate Account (comprised of seven Sub-Accounts) as of December 31, 1996 and the related statements of operations and changes in net assets for the period ended December 31, 1996 as well as the Report of Independent Accountants are contained herein.



    The audited consolidated balance sheets for Protective Life as of December 31, 1996 and 1995 and the related consolidated statements of income, stockholder's equity, and cash flows for the years ended December 31, 1996, 1995 and 1994 as well as the Report of Independent Accountants are contained herein.

                         INDEX TO FINANCIAL STATEMENTS


THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
Report of Independent Accountants...............................................        F-2
Statement of Net Assets as of December 31, 1996.................................        F-3
Statement of Operations for the period from June 19, 1996 (date of inception)
 through December 31, 1996......................................................        F-4
Statement of Changes in Net Assets for the period from June 19, 1996 (date of
 inception) through December 31, 1996...........................................        F-5
Notes to Financial Statements...................................................        F-6

PROTECTIVE LIFE INSURANCE COMPANY

Report of Independent Accountants...............................................       F-10
Consolidated Statements of Income for the years ended December 31, 1996, 1995,
 and 1994.......................................................................       F-11
Consolidated Balance Sheets as of December 31, 1996 and 1995....................       F-12
Consolidated Statements of Stockholder's Equity for the years ended
 December 31, 1996, 1995, and 1994..............................................       F-13
Consolidated Statements of Cash Flows for the years ended December 31, 1996,
 1995, and 1994.................................................................       F-14
Notes to Consolidated Financial Statements......................................       F-15
Financial Statement Schedules:
  Schedule III -- Supplementary Insurance Information...........................       F-36
  Schedule IV -- Reinsurance....................................................       F-37



    All  other schedules  to the  consolidated financial  statements required by
Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Contractowners and Board of Directors of Protective Life Insurance Company



    We have audited the financial statements of the Protective Variable Life Separate Account (comprised of seven subaccounts) included on pages F-3 through F-8 of this registration statement on Form S-6. These financial statements are the responsibility of the management of the Protective Variable Life Separate Account. Our responsibility is to express an opinion on these financial statements based on our audit.



    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1996, with the transfer agent, State Street Bank and Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Protective Variable Life Separate Account as of December 31, 1996, the results of its operations, and the changes in its net assets for the period from June 19, 1996 (date of inception) through December 31, 1996, in conformity with generally accepted accounting principles.



Birmingham, Alabama
March 14, 1997

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT



                            STATEMENT OF NET ASSETS


                               DECEMBER 31, 1996


                                                             INTERNATIONAL
                          MONEY MARKET   GROWTH AND INCOME      EQUITY     GLOBAL INCOME  SMALL CAP EQUITY  SELECT EQUITY
                           SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                          -------------  ------------------  ------------  -------------  ----------------  -------------
ASSETS
Investment in Protective
  Investment Company at
  market value..........    $  14,144        $  149,418       $  122,118     $  21,153       $  129,053       $  76,118
                          -------------      ----------      ------------  -------------  ----------------  -------------
TOTAL ASSETS............    $  14,144        $  149,418       $  122,118     $  21,153       $  129,053       $  76,118
                          -------------      ----------      ------------  -------------  ----------------  -------------
                          -------------      ----------      ------------  -------------  ----------------  -------------


                          CAPITAL GROWTH
                           SUB-ACCOUNT
                          --------------
ASSETS
Investment in Protective
  Investment Company at
  market value..........    $  105,334
                          --------------
TOTAL ASSETS............    $  105,334
                          --------------
                          --------------



                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT



                            STATEMENT OF OPERATIONS


             FOR THE PERIOD FROM JUNE 19, 1996 (DATE OF INCEPTION)


                           THROUGH DECEMBER 31, 1996


                                                                  INTERNATIONAL
                            MONEY MARKET      GROWTH AND INCOME      EQUITY        GLOBAL INCOME    SMALL CAP EQUITY  SELECT EQUITY
                             SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                          -----------------  -------------------  -------------  -----------------  ----------------  -------------
INVESTMENT INCOME
  Dividends.............      $     115           $   1,798         $      45        $     916         $      322       $     822
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Net realized gain from
  redemption of
  investment shares.....                                 68                17               34                  3              17
Capital gain
  distribution..........                              8,973             2,300              331             12,584           1,684
                                  -----            --------       -------------          -----      ----------------  -------------
Net realized gain on
  investments...........                              9,041             2,317              365             12,587           1,701
Net unrealized
  appreciation
  (depreciation) on
  investments during the
  period................                                956             2,181             (749)           (13,378)            631
                                  -----            --------       -------------          -----      ----------------  -------------
Net realized and
  unrealized gain (loss)
  on investments........                              9,997             4,498             (384)              (791)          2,332
                                  -----            --------       -------------          -----      ----------------  -------------
NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM
  OPERATIONS............      $     115           $  11,795         $   4,543        $     532         ($     469)      $   3,154
                                  -----            --------       -------------          -----      ----------------  -------------
                                  -----            --------       -------------          -----      ----------------  -------------


                          CAPITAL GROWTH
                            SUB-ACCOUNT
                          ---------------
INVESTMENT INCOME
  Dividends.............     $   1,027
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Net realized gain from
  redemption of
  investment shares.....            50
Capital gain
  distribution..........         1,302
                               -------
Net realized gain on
  investments...........         1,352
Net unrealized
  appreciation
  (depreciation) on
  investments during the
  period................         4,452
                               -------
Net realized and
  unrealized gain (loss)
  on investments........         5,804
                               -------
NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM
  OPERATIONS............     $   6,831
                               -------
                               -------



                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT



                       STATEMENT OF CHANGES IN NET ASSETS


             FOR THE PERIOD FROM JUNE 19, 1996 (DATE OF INCEPTION)


                           THROUGH DECEMBER 31, 1996


                                                             INTERNATIONAL                                     SELECT
                          MONEY MARKET   GROWTH AND INCOME      EQUITY     GLOBAL INCOME  SMALL CAP EQUITY     EQUITY
                           SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                          -------------  ------------------  ------------  -------------  ----------------  ------------
FROM OPERATIONS
Investment income.......    $     115        $    1,798       $       45     $     916       $      322      $      822
Net realized gain on
  investments...........                          9,041            2,317           365           12,587           1,701
Net unrealized
  appreciation
  (depreciation) of
  investments during the
  period................                            956            2,181          (749)         (13,378)            631
                          -------------      ----------      ------------  -------------  ----------------  ------------
Net increase (decrease)
  in net assets
  resulting from
  operations............          115            11,795            4,543           532             (469)          3,154
                          -------------      ----------      ------------  -------------  ----------------  ------------
FROM VARIABLE LIFE
  POLICY TRANSACTIONS
Contractowners' net
  payments..............                         19,439           21,311         3,651           17,811          10,387
Mortality and expense
  risk charges..........          (21)             (215)            (180)          (35)            (189)           (100)
Cost of insurance and
  administrative
  charges...............         (100)           (7,846)          (6,427)         (697)          (6,579)         (2,868)
Surrenders..............                           (314)            (725)         (949)            (245)           (576)
Transfers from other
  portfolios............       14,150           126,559          103,596        18,651          118,724          66,121
                          -------------      ----------      ------------  -------------  ----------------  ------------
Net increase in net
  assets resulting from
  variable life policy
  transactions..........       14,029           137,623          117,575        20,621          129,522          72,964
                          -------------      ----------      ------------  -------------  ----------------  ------------
Total increase in net
  assets................       14,144           149,418          122,118        21,153          129,053          76,118

NET ASSETS
Beginning of Year.......
                          -------------      ----------      ------------  -------------  ----------------  ------------

End of Year.............    $  14,144        $  149,418       $  122,118     $  21,153       $  129,053      $   76,118
                          -------------      ----------      ------------  -------------  ----------------  ------------
                          -------------      ----------      ------------  -------------  ----------------  ------------


                          CAPITAL GROWTH
                           SUB-ACCOUNT
                          --------------
FROM OPERATIONS
Investment income.......    $    1,027
Net realized gain on
  investments...........         1,352
Net unrealized
  appreciation
  (depreciation) of
  investments during the
  period................         4,452
                          --------------
Net increase (decrease)
  in net assets
  resulting from
  operations............         6,831
                          --------------
FROM VARIABLE LIFE
  POLICY TRANSACTIONS
Contractowners' net
  payments..............        17,280
Mortality and expense
  risk charges..........          (157)
Cost of insurance and
  administrative
  charges...............        (5,933)
Surrenders..............          (307)
Transfers from other
  portfolios............        87,620
                          --------------
Net increase in net
  assets resulting from
  variable life policy
  transactions..........        98,503
                          --------------
Total increase in net
  assets................       105,334
NET ASSETS
Beginning of Year.......
                          --------------
End of Year.............    $  105,334
                          --------------
                          --------------



                See accompanying notes to financial statements.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT



                       NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION



    Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance policies.



    Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Separate Account is comprised of the following sub-accounts: Money Market, Growth and Income, International Equity, Global Income, Small Cap Equity, Select Equity, and Capital Growth. Funds are transferred to Protective Investment Company (the Fund) in exchange for shares of the corresponding portfolio of the Fund.



    Gross premiums from the Contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (Note 4). The Separate Account's assets are the property of Protective Life.



    Contractowners may allocate some or all of gross premiums or transfer some or all of the contract value to the fixed account, which is part of Protective Life's general account. The assets of Protective Life's general account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations.



    Transfers to/from other portfolios, included in the statement of changes in net assets, are transfers between the individual sub-accounts and the sub-accounts and the fixed account.



2.  SIGNIFICANT ACCOUNTING POLICIES



    INVESTMENT VALUATION: Investments are made in shares and are valued at the net asset values of the respective portfolios. Transactions with the Funds are recorded on the trade date.



    REALIZED GAINS AND LOSSES: Realized gains and losses on investments include gains and losses on redemptions of the Fund's shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.



    DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS: Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the Fund financials.



    USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.



    FEDERAL INCOME TAXES: The operation of the Separate Account is included in the Federal income tax return of Protective Life. Under the provisions of the Contracts, Protective Life has the right to charge the Separate Account for Federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

3.  INVESTMENTS



    At December 31, 1996, the investments by the respective sub-accounts were as follows:



                                                           SHARES       COST      MARKET VALUE
                                                          ---------  -----------  ------------
Money Market............................................     14,144  $    14,144   $   14,144
Growth and Income.......................................     10,535  $   148,462   $  149,418
International Equity....................................      9,492  $   119,937   $  122,118
Global Income...........................................      2,078  $    21,902   $   21,153
Small Capital...........................................     12,878  $   142,431   $  129,053
Select Equity...........................................      4,931  $    75,847   $   76,118
Capital Growth..........................................      8,329  $   100,881   $  105,334



    During the period from June 19, 1996 (date of inception) to December 31, 1996, transactions in shares were as follows:



                                           MONEY      GROWTH &    INTERNATIONAL    GLOBAL       SMALL     SELECT     CAPITAL
                                          MARKET       INCOME        EQUITY        INCOME      CAPITAL    EQUITY     GROWTH
                                        -----------  -----------  -------------  -----------  ---------  ---------  ---------
Shares purchased......................      14,150       10,744         9,922         2,419      12,553      5,028      9,228
Shares received from reinvestment of
  dividends...........................         115          762           185           122       1,307        159        183
Total shares acquired.................      14,265       11,506        10,107         2,541      13,860      5,187      9,411
Shares redeemed.......................        (121)        (971)         (615)         (463)       (982)      (256)    (1,082)
                                        -----------  -----------  -------------  -----------  ---------  ---------  ---------
Net increase in shares owned..........      14,144       10,535         9,492         2,078      12,878      4,931      8,329
Shares owned, beginning of the
  period..............................      --           --            --            --          --         --         --
                                        -----------  -----------  -------------  -----------  ---------  ---------  ---------
Shares owned, end of the period.......      14,144       10,535         9,492         2,078      12,878      4,931      8,329
                                        -----------  -----------  -------------  -----------  ---------  ---------  ---------
                                        -----------  -----------  -------------  -----------  ---------  ---------  ---------
Cost of shares acquired...............      14,265      162,293       127,758        26,787     153,488     79,410    113,977
                                        -----------  -----------  -------------  -----------  ---------  ---------  ---------
                                        -----------  -----------  -------------  -----------  ---------  ---------  ---------
Cost of shares redeemed...............        (121)     (13,831)       (7,821)       (4,885)    (11,057)    (3,923)   (13,096)
                                        -----------  -----------  -------------  -----------  ---------  ---------  ---------
                                        -----------  -----------  -------------  -----------  ---------  ---------  ---------



4.  RELATED PARTY TRANSACTIONS



    Contractowners' net payments represent premiums received from policyholders less certain deductions made by Protective Life. These deductions may include
(1) sales charges, (2) federal tax charges, (3) premium tax charges, (4) transfer fees, (5) surrender charges, and (6) withdrawal charges.



    The sales charge is 2.75% of each Premium Payment in Policy Years 1 through 10, and 75% of each premium payment in Policy Years 11 and thereafter. The sales charge partially compensates Protective Life for the expenses of selling and distributing the Policies, including paying sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities.



    The federal tax charge is 1.25% of all Premium Payments in all Policy Years and compensates Protective Life for its federal income tax liability resulting from Section 848 of the Code.



    A 2.25% charge of state and local premium taxes is deducted from each premium payment. This charge reimburses Protective Life for premium taxes associated with the Policies.



    Protective Life has the right to charge $25 for each transfer after the first twelve transfers in any contract year. No transfer fees were assessed during the period from June 19, 1996 (date of inception) through December 31, 1996, as no customer has requested more than twelve transfers in a contract year.

                   PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

4.  RELATED PARTY TRANSACTIONS (CONTINUED)


    If a Contract has not been in force for fourteen years, upon surrender or for certain withdrawals, a surrender charge is deducted from the proceeds. Surrender charges may be decreased or waived on Contracts meeting certain restrictions as determined by Protective Life. Surrender charges were waived during this initial period; surrenders totaled $3,116 during the period from June 19, 1996 (date of inception) through December 31, 1996.



    Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25.



    The Separate Account is also charged by Protective Life for the cost of insurance protection. This charge compensates Protective Life for the expense of underwriting the Death Benefit. The cost of insurance rate for a Policy is based on and varies with the Issue Age, duration, sex and rate class of the Insured and on the number of years that a Policy has been in force.



    An administrative charge is assessed on an monthly basis. The fee is a flat charge of $31 per month during the first Policy Year, and $6 per month during each Policy Year thereafter. In addition, for the first twelve months following the effective date of an increase in Face Amount, the monthly administration fee will also include an administration charge for the increase based on the amount of the increase.



    The Separate Account is charged a monthly mortality and expense risk charge at an annual rate of 90% of the Variable Account Value, during the first 10 Policy Years. In Policy Years 11 and thereafter, the Separate Account will be charged a monthly mortality and expense risk charge at an annual rate of .25%. Protective Life assumes mortality risk in that the Insureds on the Policies may die sooner than anticipated and therefore Protective Life will pay an aggregate amount of death benefits greater than anticipated. The expense risk Protective Life assumes is that expenses incurred in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the policies. The death benefit payment has two options. Under Option 1, the death benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value on the date of the Insured's death. Under Option 2, the death benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) the same specified percentage of the Policy Value on the date of the Insured's death.



    The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds.



    Protective Life offers a loan privilege to contractowners of section 403(b) policies that are not subject to Title I of ERISA. Such contractowners may obtain loans using the Contract as the only security for the loan. Loans are subject to provisions of The Internal Revenue Code of 1986, as amended, and to applicable retirement program rules. There were no loans outstanding as of December 31, 1996.

                         INDEX TO FINANCIAL STATEMENTS


Report of Independent Accountants....................................................       F-10

Consolidated Statements of Income for the years ended
 December 31, 1996, 1995, and 1994...................................................       F-11

Consolidated Balance Sheets as of December 31, 1996 and 1995.........................       F-12

Consolidated Statements of Stockholder's Equity for the years ended
 December 31, 1996, 1995, and 1994...................................................       F-13

Consolidated Statements of Cash Flows for the years ended
 December 31, 1996, 1995, and 1994...................................................       F-14

Notes to Consolidated Financial Statements...........................................       F-15

Financial Statement Schedules:

  Schedule III -- Supplementary Insurance Information................................       F-36

  Schedule IV -- Reinsurance.........................................................       F-37


    All other schedules to the consolidated financial statements required by
Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Stockholder
Protective Life Insurance Company
Birmingham, Alabama


    We have audited the consolidated financial statements and the financial statement schedules of Protective Life Insurance Company and Subsidiaries included on pages F-11 through F-37 of this registration statement on Form S-6. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.


    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Protective Life Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. In addition, in our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information required to be included therein.

                                          COOPERS & LYBRAND L.L.P.

February 11, 1997
Birmingham, Alabama

                       PROTECTIVE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                             (DOLLARS IN THOUSANDS)

                                                                                    YEAR ENDED DECEMBER 31
                                                                             -------------------------------------
                                                                                1996         1995         1994
                                                                             -----------  -----------  -----------
REVENUES
  Premiums and policy fees (net of reinsurance ceded: 1996-$308,174;
    1995-$333,173; 1994-$172,575)..........................................  $   462,050  $   411,682  $   402,772
  Net investment income....................................................      498,781      458,433      408,933
  Realized investment gains (losses).......................................        5,510        1,951        6,298
  Other income.............................................................        5,010        1,355       11,977
                                                                             -----------  -----------  -----------
                                                                                 971,351      873,421      829,980
                                                                             -----------  -----------  -----------
BENEFITS AND EXPENSES
  Benefits and settlement expenses (net of reinsurance ceded:
    1996-$215,424; 1995-$247,224; 1994-$112,922)...........................      626,893      553,100      517,110
  Amortization of deferred policy acquisition costs........................       91,001       82,700       88,089
  Other operating expenses (net of reinsurance ceded: 1996-$81,839;
    1995-$84,855; 1994-$14,326)............................................      128,148      119,888      119,203
                                                                             -----------  -----------  -----------
                                                                                 846,042      755,688      724,402
                                                                             -----------  -----------  -----------
INCOME BEFORE INCOME TAX...................................................      125,309      117,733      105,578
INCOME TAX EXPENSE (BENEFIT)
  Current..................................................................       44,908       47,009       37,586
  Deferred.................................................................       (2,142)      (6,972)      (4,731)
                                                                             -----------  -----------  -----------
                                                                                  42,766       40,037       32,855
                                                                             -----------  -----------  -----------
NET INCOME.................................................................  $    82,543  $    77,696  $    72,723
                                                                             -----------  -----------  -----------
                                                                             -----------  -----------  -----------

                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                DECEMBER 31
                                                                                           ----------------------
                                                                                              1996        1995
                                                                                           ----------  ----------
ASSETS
Investments:
  Fixed maturities, at market (amortized cost: 1996-$4,648,525; 1995-$3,789,926).........  $4,662,997  $3,891,932
  Equity securities, at market (cost: 1996-$31,669; 1995-$35,448)........................      35,250      38,711
  Mortgage loans on real estate..........................................................   1,503,781   1,835,057
  Investment real estate, net of accumulated depreciation (1996-$911; 1995-$1,032).......      14,172      20,788
  Policy loans...........................................................................     166,704     143,372
  Other long-term investments............................................................      29,193      43,875
  Short-term investments.................................................................     101,215      46,891
                                                                                           ----------  ----------
    Total investments....................................................................   6,513,312   6,020,626
Cash.....................................................................................     114,384       6,198
Accrued investment income................................................................      70,541      61,004
Accounts and premiums receivable, net of allowance for uncollectible amounts
  (1996-$2,525; 1995-$2,342).............................................................      43,469      35,492
Reinsurance receivables..................................................................     332,614     271,018
Deferred policy acquisition costs........................................................     488,201     410,183
Property and equipment, net..............................................................      35,489      34,211
Receivables from related parties.........................................................                   1,961
Other assets.............................................................................      14,636      13,096
Assets related to separate accounts......................................................     550,697     324,904
                                                                                           ----------  ----------
                                                                                           $8,163,343  $7,178,693
                                                                                           ----------  ----------
                                                                                           ----------  ----------
LIABILITIES
Policy liabilities and accruals:
  Future policy benefits and claims......................................................  $2,448,449  $1,928,154
  Unearned premiums......................................................................     257,553     193,767
                                                                                           ----------  ----------
                                                                                            2,706,002   2,121,921
Guaranteed investment contract deposits..................................................   2,474,728   2,451,693
Annuity deposits.........................................................................   1,331,067   1,280,069
Other policyholders' funds...............................................................     142,221     134,380
Other liabilities........................................................................     117,847     109,538
Accrued income taxes.....................................................................       1,854         838
Deferred income taxes....................................................................      37,722      67,420
Indebtedness to related parties..........................................................      25,014      34,693
Liabilities related to separate accounts.................................................     550,697     324,904
                                                                                           ----------  ----------
    Total liabilities....................................................................   7,387,152   6,525,456
                                                                                           ----------  ----------
COMMITMENTS AND CONTINGENT LIABILITIES -- NOTE G
REDEEMABLE PREFERRED STOCK, $1.00 par value, at redemption value Shares authorized and
  issued: 2,000..........................................................................                   2,000
                                                                                                       ----------

STOCKHOLDER'S EQUITY
Preferred Stock, $1.00 par value, shares authorized and issued: 2,000, liquidation
  preference $2,000......................................................................           2
Common Stock, $1.00 par value............................................................       5,000       5,000
  Shares authorized and issued: 5,000,000
Additional paid-in capital...............................................................     237,992     144,494
Net unrealized gains on investments (net of income tax: 1996-$3,601; 1995-$31,157).......       6,688      57,863
Retained earnings........................................................................     532,088     449,645
Note receivable from PLC Employee Stock Ownership Plan...................................      (5,579)     (5,765)
                                                                                           ----------  ----------
    Total stockholder's equity...........................................................     776,191     651,237
                                                                                           ----------  ----------
                                                                                           $8,163,343  $7,178,693
                                                                                           ----------  ----------
                                                                                           ----------  ----------

                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                               NOTE
                                                                                      NET                   RECEIVABLE
                                                                    ADDITIONAL     UNREALIZED                  FROM
                                         PREFERRED       COMMON       PAID-IN    GAINS (LOSSES)  RETAINED       PLC
                                           STOCK          STOCK       CAPITAL    ON INVESTMENTS  EARNINGS      ESOP
                                      ---------------  -----------  -----------  --------------  ---------  -----------
Balance, December 31, 1993..........                    $   5,000    $ 126,494     $   39,284    $ 305,176   $  (5,964)
  Net income for 1994...............                                                                72,723
  Preferred dividends ($425 per
    share)..........................                                                                  (850)
  Decrease in net unrealized gains
    on investments..................                                                 (146,816)
  Decrease in note receivable from
    PLC ESOP........................                                                                                28
                                                --
                                                       -----------  -----------  --------------  ---------  -----------
Balance, December 31, 1994..........                        5,000      126,494       (107,532)     377,049      (5,936)
  Net income for 1995...............                                                                77,696
  Common dividends ($1.00 per
    share)..........................                                                                (5,000)
  Preferred dividends ($50 per
    share)..........................                                                                  (100)
  Increase in net unrealized gains
    on investments..................                                                  165,395
  Capital contribution from PLC.....                                    18,000
  Decrease in note receivable from
    PLC ESOP........................                                                                               171
                                                --
                                                       -----------  -----------  --------------  ---------  -----------
Balance, December 31, 1995..........                        5,000      144,494         57,863      449,645      (5,765)
  Net income for 1996...............                                                                82,543
  Redemption feature of preferred
    stock removed-Note I............     $       2                       1,998
  Preferred dividends ($50 per
    share)..........................                                                                  (100)
  Decrease in net unrealized gains
    on investments..................                                                  (51,175)
  Capital contribution from PLC.....                                    91,500
  Decrease in note receivable from
    PLC ESOP........................                                                                               186
                                                --
                                                       -----------  -----------  --------------  ---------  -----------
Balance, December 31, 1996..........     $       2      $   5,000    $ 237,992     $    6,688    $ 532,088   $  (5,579)
                                                --
                                                --
                                                       -----------  -----------  --------------  ---------  -----------
                                                       -----------  -----------  --------------  ---------  -----------


                                          TOTAL
                                      STOCKHOLDER'S
                                         EQUITY
                                      -------------
Balance, December 31, 1993..........   $   469,990
  Net income for 1994...............        72,723
  Preferred dividends ($425 per
    share)..........................          (850)
  Decrease in net unrealized gains
    on investments..................      (146,816)
  Decrease in note receivable from
    PLC ESOP........................            28

                                      -------------
Balance, December 31, 1994..........       395,075
  Net income for 1995...............        77,696
  Common dividends ($1.00 per
    share)..........................        (5,000)
  Preferred dividends ($50 per
    share)..........................          (100)
  Increase in net unrealized gains
    on investments..................       165,395
  Capital contribution from PLC.....        18,000
  Decrease in note receivable from
    PLC ESOP........................           171

                                      -------------
Balance, December 31, 1995..........       651,237
  Net income for 1996...............        82,543
  Redemption feature of preferred
    stock removed-Note I............         2,000
  Preferred dividends ($50 per
    share)..........................          (100)
  Decrease in net unrealized gains
    on investments..................       (51,175)
  Capital contribution from PLC.....        91,500
  Decrease in note receivable from
    PLC ESOP........................           186

                                      -------------
Balance, December 31, 1996..........   $   776,191

                                      -------------
                                      -------------

                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                             (DOLLARS IN THOUSANDS)

                                                                                         DECEMBER 31
                                                                            -------------------------------------
                                                                               1996         1995         1994
                                                                            -----------  -----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income..............................................................  $    82,543  $    77,696  $    72,723
  Adjustments to reconcile net income to net cash provided by operating activities:
    Amortization of deferred policy acquisition costs.....................       91,001       84,501       88,089
    Capitalization of deferred policy acquisition costs...................      (77,078)     (89,266)    (127,566)
    Depreciation expense..................................................        5,333        4,317        4,280
    Deferred income taxes.................................................       (2,442)      (6,971)      (4,731)
    Accrued income taxes..................................................          893        5,537      (12,182)
    Interest credited to universal life and investment products...........      280,377      286,710      260,081
    Policy fees assessed on universal life and investment products........     (116,401)    (100,840)     (85,532)
    Change in accrued investment income and other receivables.............      (70,987)    (161,924)     (32,242)
    Change in policy liabilities and other policyholder funds of
      traditional life and health products................................      133,621      201,353       61,322
    Change in other liabilities...........................................        7,209       (3,270)      18,564
    Other (net)...........................................................       (4,281)      (6,634)      (1,475)
                                                                            -----------  -----------  -----------
Net cash provided by operating activities.................................      329,788      291,209      241,331
                                                                            -----------  -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Maturities and principal reduction of investments:
    Investments available for sale........................................    1,327,323    2,014,060      386,498
    Other.................................................................      168,898       78,568      153,945
  Sale of investments:
    Investment available for sale.........................................    1,569,119    1,523,454      630,095
    Other.................................................................      568,218      141,184       59,550
  Cost of investments acquired:
    Investments available for sale........................................   (3,798,631)  (3,626,877)  (1,807,658)
    Other.................................................................     (400,322)    (540,648)    (220,839)
  Acquisitions and bulk reinsurance assumptions...........................      264,126                   106,435
  Purchase of property and equipment......................................       (6,899)      (5,629)      (4,889)
  Sale of property and equipment..........................................          288          286          470
                                                                            -----------  -----------  -----------
Net cash used in investing activities.....................................     (307,880)    (415,602)    (696,393)
                                                                            -----------  -----------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Borrowings under line of credit arrangements and long-term debt.........      941,438    1,162,700      572,586
  Capital contribution from PLC...........................................       91,500       18,000
  Principal payments on line of credit arrangements and long-term debt....     (941,438)  (1,162,700)    (572,704)
  Principal payment on surplus note to PLC................................      (10,000)      (4,750)      (9,500)
  Dividends to stockholder................................................         (100)      (5,100)        (850)
  Investment product deposits and change in universal life deposits.......      949,122      908,063    1,417,980
  Investment product withdrawals..........................................     (944,244)    (785,622)    (976,401)
                                                                            -----------  -----------  -----------
Net cash provided by financing activities.................................       86,278      130,591      431,111
                                                                            -----------  -----------  -----------
INCREASE(DECREASE) IN CASH................................................      108,186        6,198      (23,951)
CASH AT BEGINNING OF YEAR.................................................        6,198            0       23,951
                                                                            -----------  -----------  -----------
CASH AT END OF YEAR.......................................................  $   114,384  $     6,198  $         0
                                                                            -----------  -----------  -----------
                                                                            -----------  -----------  -----------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year:
    Interest on debt......................................................  $     4,633  $     6,029  $     5,029
    Income taxes..........................................................       43,478  $    41,397  $    49,765
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
  Reduction of principal on note from ESOP................................  $       186  $       171  $        28
  Acquisitions and bulk reinsurance assumptions
    Assets acquired.......................................................  $   296,935  $       613  $   117,349
    Liabilities assumed...................................................     (364,862)     (21,800)    (166,595)
                                                                            -----------  -----------  -----------
    Net...................................................................  $   (67,927) $   (21,187) $   (49,246)
                                                                            -----------  -----------  -----------
                                                                            -----------  -----------  -----------

                See notes to consolidated financial statements.

                       PROTECTIVE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries ("Protective") are prepared on the basis of generally accepted accounting principles. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses.

    ENTITIES INCLUDED

    The consolidated financial statements include the accounts, after intercompany eliminations, of Protective Life Insurance Company and its wholly-owned subsidiaries including Wisconsin National Life Insurance Company ("Wisconsin National") and American Foundation Life Insurance Company ("American Foundation"). Protective is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company.

    NATURE OF OPERATIONS

    Protective markets individual life insurance; group life, health, dental, and cancer insurance; annuities and investment products; credit life and disability insurance; and guaranteed investment contracts. Its products are distributed nationally through independent agents and brokers; through stockbrokers and financial institutions to their customers; through company sales representatives; and through other insurance companies. Protective also seeks to acquire blocks of insurance policies from other insurers.

    The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to competition, economic conditions, interest rates, investment performance, maintenance of insurance ratings, and other factors.

    RECENTLY ISSUED ACCOUNTING STANDARDS

    In 1995 Protective adopted Statement of Financial Accounting Standards ("SFAS") No. 114, "Accounting by Creditors for Impairment of a Loan," and SFAS No. 118, "Accounting by Creditors for Impairment of a Loan -- Income Recognition and Disclosures." Under these new standards, a loan is considered impaired, based on current information and events, if it is probable that Protective will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. The measurement of impaired loans is generally based on the present value of expected future cash flows discounted at the historical effective interest rate, except that all collateral-dependent loans are measured for impairment based on the fair value of the collateral. The adoption of this accounting standard did not have a material effect on Protective's financial statements.

    In 1995 PLC adopted SFAS No. 123, "Accounting for Stock-Based Compensation," which changes the way stock-based compensation expense is measured and requires additional disclosures relating to

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
PLC's stock-based compensation plans. The adoption of this accounting standard did not have a material effect on PLC's or Protective's financial statements.

    In 1996 Protective adopted SFAS No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts;" SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of;" and SFAS No. 122, "Accounting for Mortgage Servicing Rights." The adoption of these accounting standards did not have a material effect on Protective's financial statements.

    INVESTMENTS

    Protective has classified all of its investments in fixed maturities, equity securities, and short-term investments as "available for sale."

    Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

    - Fixed maturities (bonds, bank loan participations, and redeemable preferred stocks) -- at current market value.

    - Equity securities (common and nonredeemable preferred stocks) -- at current market value.

    - Mortgage loans on real estate -- at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

    - Investment real estate -- at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

    - Policy loans -- at unpaid balances.

    - Other long-term investments -- at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

    - Short-term investments -- at cost, which approximates current market value.

    Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $3.4 million in bank deposits voluntarily restricted as to withdrawal.

    As prescribed by SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," certain investments are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax reported as a component of stockholder's equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the adoption of SFAS No. 115 does not affect Protective's operations, its reported stockholder's equity will fluctuate significantly as interest rates change.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    Protective's balance sheets at December 31, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:

                                                                      1996           1995
                                                                  -------------  -------------
Total investments...............................................  $   6,495,259  $   5,915,357
Deferred policy acquisition costs...............................        495,965        426,432
All other assets................................................      1,161,830        747,884
                                                                  -------------  -------------
                                                                  $   8,153,054  $   7,089,673
                                                                  -------------  -------------
                                                                  -------------  -------------
Deferred income taxes...........................................  $      34,121  $      36,263
All other liabilities...........................................      7,349,430      6,458,036
                                                                  -------------  -------------
                                                                      7,383,551      6,494,299
Redeemable preferred stock......................................                         2,000
Stockholder's equity............................................        769,503        593,374
                                                                  -------------  -------------
                                                                  $   8,153,054  $   7,089,673
                                                                  -------------  -------------
                                                                  -------------  -------------

    Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Protective does not use derivative financial instruments for trading purposes. Combinations of futures contracts and options on treasury notes are currently being used as hedges for asset/liability management of certain investments, primarily mortgage loans on real estate, mortgage-backed securities, and liabilities arising from interest-sensitive products such as guaranteed investment contracts and individual annuities. Realized investment gains and losses on such contracts are deferred and amortized over the life of the hedged asset. Net realized losses of $0.2 million and $15.2 million were deferred in 1996 and 1995 respectively. At December 31, 1996 and 1995, options and open futures contracts with notional amounts of $805.0 million and $25.0 million, respectively, had net unrealized losses of $1.9 million and $0.6 million respectively.

    Protective uses interest rate swap contracts to convert certain investments from a variable to a fixed rate of interest. At December 31, 1996, related open interest rate swap contracts with a notional amount of $150.3 million were in a $0.7 million net unrealized loss position. At December 31, 1995, related open interest rate swap contracts with a notional amount of $170.3 million were in a $1.3 million net unrealized gain position.

    CASH

    Cash includes all demand deposits reduced by the amount of outstanding checks and drafts.

    PROPERTY AND EQUIPMENT

    Property and equipment are reported at cost. Protective uses both accelerated and straight-line methods of depreciation based upon the estimated useful lives of the assets. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

    Property and equipment consisted of the following at December 31:

                                                                           1996       1995
                                                                         ---------  ---------
Home office building...................................................  $  36,586  $  35,284
Other, principally furniture and equipment.............................     35,401     30,356
                                                                         ---------  ---------
                                                                            71,987     65,640
Accumulated depreciation...............................................     36,498     31,429
                                                                         ---------  ---------
                                                                         $  35,489  $  34,211
                                                                         ---------  ---------
                                                                         ---------  ---------

    SEPARATE ACCOUNTS

    Protective operates separate accounts, some in which Protective bears the investment risk and others in which the investments risk rests with the contractholder. The assets and liabilities related to separate accounts in which Protective does not bear the investment risk are valued at market and reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements.

    REVENUES, BENEFITS, CLAIMS, AND EXPENSES

    - Traditional Life and Health Insurance Products -- Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits and include whole life insurance policies, term life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

      Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on Protective's experience modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life and health insurance products includes estimated unpaid claims that have been reported to Protective and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    Activity in the liability for unpaid claims is summarized as follows:

                                                               1996        1995       1994
                                                            -----------  ---------  ---------
Balance beginning of year.................................  $    73,642  $  79,462  $  77,191
  Less reinsurance........................................        3,330      5,024      3,973
                                                            -----------  ---------  ---------
Net balance beginning of year.............................       70,312     74,438     73,218
                                                            -----------  ---------  ---------
Incurred related to:
Current year..............................................      288,816    217,366    203,453
Prior year................................................       (2,417)    (8,337)    (6,683)
                                                            -----------  ---------  ---------
  Total incurred..........................................      286,399    209,029    196,770
                                                            -----------  ---------  ---------
Paid related to:
Current year..............................................      197,163    164,321    148,548
Prior year................................................       57,812     48,834     47,002
                                                            -----------  ---------  ---------
  Total paid..............................................      254,975    213,155    195,550
                                                            -----------  ---------  ---------
Net balance end of year...................................      101,736     70,312     74,438
  Plus reinsurance........................................        6,423      3,330      5,024
                                                            -----------  ---------  ---------
Balance end of year.......................................  $   108,159  $  73,642  $  79,462
                                                            -----------  ---------  ---------
                                                            -----------  ---------  ---------

    - Universal Life and Investment Products -- Universal life and investment products include universal life insurance, guaranteed investment contracts, deferred annuities, and annuities without life contingencies. Revenues for universal life and investment products consist of policy fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. That is, universal life and investment product deposits are not considered revenues in accordance with generally accepted accounting principles. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.0% to 9.4% in 1996.

      At December 31, 1996, Protective estimates the fair value of its guaranteed investment contracts to be $2,462.0 million using discounted cash flows. The surrender value of Protective's annuities which approximates fair value was $1,322.3 million.

    - Policy Acquisition Costs -- Commissions and other costs of acquiring traditional life and health insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business have been deferred. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to total anticipated premium income. Acquisition costs for universal life and investment products are being amortized over the lives of the policies in relation to the present value of estimated gross profits from surrender charges and investment, mortality, and expense margins. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     Gains and Losses from the Sale of Investments," Protective makes certain assumptions regarding the mortality, persistency, expenses, and interest rates it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from initial assumptions. Additionally, relating to SFAS No. 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with Protective's universal life and investment products had been realized.

    The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. For acquisitions occurring after 1988, Protective amortizes the present value of future profits over the premium payment period including accrued interest at 8%. The unamortized present value of future profits for such acquisitions was approximately $138.2 million and $102.5 million at December 31, 1996 and 1995, respectively. During 1996 $57.6 million of present value of future profits on acquisitions made during the year was capitalized, and $10.8 million was amortized. The unamortized present value of future profits for all acquisitions was $155.9 million at December 31, 1996 and $123.9 million at December 31, 1995.

    PARTICIPATING POLICIES

    Participating business comprises approximately 1% of the individual life insurance in force and 2% of the individual life insurance premium income. Policyholder dividends totaled $4.1 million in 1996 and $2.6 million in 1995 and 1994.

    INCOME TAXES

    Protective uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the bases of assets and liabilities determined for financial reporting purposes and the bases determined for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

    RECLASSIFICATIONS

    Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on net income, total assets, or stockholder's equity.

NOTE B -- RECONCILIATION WITH STATUTORY REPORTING PRACTICES

    Financial statements prepared in conformity with generally accepted accounting principles ("GAAP") differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred, (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions, (c) deferred income taxes are

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE B -- RECONCILIATION WITH STATUTORY REPORTING PRACTICES (CONTINUED) provided for temporary differences between financial and taxable earnings, (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to stockholder's equity, (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted items), (f) certain items of interest income, principally accrual of mortgage and bond discounts are amortized differently, and (g) bonds are stated at market instead of amortized cost.

    The reconciliations of net income and stockholder's equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:

                                                                   NET INCOME                  STOCKHOLDER'S EQUITY
                                                         -------------------------------  -------------------------------
                                                           1996       1995       1994       1996       1995       1994
                                                         ---------  ---------  ---------  ---------  ---------  ---------
In conformity with statutory reporting practices:
  Protective Life Insurance Company....................  $  97,779  $ 105,744  $  54,812  $ 454,320  $ 322,416  $ 304,858
  Wisconsin National Life Insurance Company............     15,011     10,954     10,132     66,577     62,529     57,268
  American Foundation Life Insurance Company...........      2,558      3,330      3,072     18,031     18,781     20,327
  Capital Investors Life Insurance Company.............         81        182        170      1,458      1,315      1,125
  Empire General Life Assurance Corporation............        905      1,003        690     20,509     20,685     21,270
  Protective Life Insurance Corporation of Alabama.....        484        546         69      2,660      2,675      2,133
  Protective Life Insurance Company of Kentucky........         19                            3,030
  Community National Assurance Company.................                                       5,100
  Consolidation elimination............................    (14,500)    (6,500)             (115,365)  (103,985)  (100,123)
                                                         ---------  ---------  ---------  ---------  ---------  ---------
                                                           102,337    115,259     68,945    456,320    324,416    306,858
Additions (deductions) by adjustment:
  Deferred policy acquisition costs, net of
    amortization.......................................     (2,830)      (765)    41,718    488,201    410,183    434,200
  Policy liabilities and accruals......................    (11,633)   (48,330)   (34,632)  (192,628)  (186,512)  (140,298)
  Deferred income tax..................................      2,142      6,972      4,731    (37,722)   (67,420)    14,667
  Asset Valuation Reserve..............................                                      64,233    105,769     24,925
  Interest Maintenance Reserve.........................     (2,142)    (1,235)    (1,716)    17,682     14,412      3,583
  Nonadmitted items....................................                                      21,610     20,603     21,445
  Timing and valuation differences on mortgage loans on
    real estate and fixed maturity investments.........      5,913       (619)      (961)    (1,708)    27,158      6,258
  Net unrealized gains and losses on investments.......                                       4,361     55,765   (106,913)
  Realized investment gains (losses)...................       (468)     6,781     (6,664)
  Noninsurance affiliates..............................     11,104        (22)              154,143         (9)         0
  Consolidation elimination............................    (16,858)     2,515     (4,415)  (191,049)   (46,222)  (162,835)
  Other adjustments, net...............................     (5,022)    (2,860)     5,717     (7,252)    (4,906)    (4,815)
                                                         ---------  ---------  ---------  ---------  ---------  ---------
In conformity with generally accepted accounting
  principles...........................................  $  82,543  $  77,696  $  72,723  $ 776,191  $ 653,237  $ 397,075
                                                         ---------  ---------  ---------  ---------  ---------  ---------
                                                         ---------  ---------  ---------  ---------  ---------  ---------

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE C -- INVESTMENT OPERATIONS

    Major categories of net investment income for the years ended December 31 are summarized as follows:

                                                                                1996         1995         1994
                                                                             -----------  -----------  -----------
Fixed maturities...........................................................  $   310,353  $   272,942  $   237,264
Equity securities..........................................................        2,124        1,338        2,435
Mortgage loans on real estate..............................................      153,463      162,135      141,751
Investment real estate.....................................................        1,875        1,855        1,950
Policy loans...............................................................       10,378        8,958        8,397
Other, principally short-term investments..................................       51,637       40,348       35,062
                                                                             -----------  -----------  -----------
                                                                                 529,830      487,576      426,859
Investment expenses........................................................       31,049       29,143       17,926
                                                                             -----------  -----------  -----------
                                                                             $   498,781  $   458,433  $   408,933
                                                                             -----------  -----------  -----------
                                                                             -----------  -----------  -----------

    Realized investment gains (losses) for the years ended December 31 are summarized as follows:

Fixed maturities............................................  $  (7,101) $   6,118  $  (8,646)
Equity securities...........................................      1,733         44      7,735
Mortgage loans and other investments........................     10,878     (4,211)     7,209
                                                              ---------  ---------  ---------
                                                              $   5,510  $   1,951  $   6,298
                                                              ---------  ---------  ---------
                                                              ---------  ---------  ---------

    Protective has established an allowance for uncollectible amounts on investments. The allowance totaled $30.9 million at December 31, 1996 and $32.7 million at December 31, 1995. Additions and reductions to the allowance are included in realized investment gains (losses). Without such additions/ reductions, Protective had net realized investment gains of $3.7 million in 1996, net realized investment losses of $0.5 million in 1995, and net realized investment gains of $6.3 million in 1994.

    In 1996, gross gains on the sale of investments available for sale (fixed maturities, equity securities and short-term investments) were $6.9 million and gross losses were $11.8 million. In 1995, gross gains were $18.0 million and gross losses were $11.8 million. In 1994, gross gains on the sale of fixed maturities were $15.2 million and gross losses were $16.4 million.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE C -- INVESTMENT OPERATIONS (CONTINUED)
    The amortized cost and estimated market values of Protective's investments classified as available for sale at December 31 are as follows:

                                                                               GROSS        GROSS       ESTIMATED
                                                               AMORTIZED    UNREALIZED   UNREALIZED      MARKET
1996                                                             COST          GAINS       LOSSES        VALUES
-----------------------------------------------------------  -------------  -----------  -----------  -------------
Fixed maturities:
  Bonds:
    Mortgage-backed........................................  $   2,192,978   $  29,925    $  20,810   $   2,202,093
    United States Government and authorities...............        348,318         661        1,377         347,602
    States, municipalities, and political subdivisions.....          5,515          47            9           5,553
    Public utilities.......................................        364,692       2,205          337         366,560
    Convertibles and bonds with warrants...................            679           0          158             521
    All other corporate bonds..............................      1,679,276      33,879       29,388       1,683,767
  Bank loan participations.................................         49,829           0            0          49,829
  Redeemable preferred stocks..............................          7,238          60          226           7,072
                                                             -------------  -----------  -----------  -------------
                                                                 4,648,525      66,777       52,305       4,662,997
Equity securities..........................................         31,669       9,570        5,989          35,250
Short-term investments.....................................        101,215           0            0         101,215
                                                             -------------  -----------  -----------  -------------
                                                             $   4,781,409   $  76,347    $  58,294   $   4,799,462
                                                             -------------  -----------  -----------  -------------
                                                             -------------  -----------  -----------  -------------

                                                                              GROSS        GROSS       ESTIMATED
                                                              AMORTIZED    UNREALIZED   UNREALIZED      MARKET
1995                                                            COST          GAINS       LOSSES        VALUES
----------------------------------------------------------  -------------  -----------  -----------  -------------
Fixed maturities:
  Bonds:
    Mortgage-backed.......................................  $   2,006,858  $    46,934   $   4,017   $   2,049,775
    United States Government and authorities..............        105,388        2,290         101         107,577
    States, municipalities, and political subdivisions....         10,888          702           0          11,590
    Public utilities......................................        322,110        5,904         770         327,244
    Convertibles and bonds with warrants..................            638            0         145             493
    All other corporate bonds.............................      1,117,376       59,045       7,573       1,168,848
  Bank loan participations................................        220,811            0           0         220,811
  Redeemable preferred stocks.............................          5,857           61         324           5,594
                                                            -------------  -----------  -----------  -------------
                                                                3,789,926      114,936      12,930       3,891,932
Equity securities.........................................         35,448        6,438       3,175          38,711
Short-term investments....................................         46,891            0           0          46,891
                                                            -------------  -----------  -----------  -------------
                                                            $   3,872,265  $   121,374   $  16,105   $   3,977,534
                                                            -------------  -----------  -----------  -------------
                                                            -------------  -----------  -----------  -------------

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE C -- INVESTMENT OPERATIONS (CONTINUED)
    The amortized cost and estimated market values of fixed maturities at December 31, by expected maturity, are shown below. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

                                                                                                       ESTIMATED
                                                                                        AMORTIZED       MARKET
                                                                                          COST          VALUES
                                                                                      -------------  -------------
1996
------------------------------------------------------------------------------------
    Due in one year or less.........................................................  $     417,463  $     420,774
    Due after one year through five years...........................................      1,547,805      1,546,278
    Due after five years through ten years..........................................      2,090,149      2,095,781
    Due after ten years.............................................................        593,108        600,164
                                                                                      -------------  -------------
                                                                                      $   4,648,525  $   4,662,997
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                                                                                                       ESTIMATED
                                                                                        AMORTIZED       MARKET
                                                                                          COST          VALUES
                                                                                      -------------  -------------
1995
------------------------------------------------------------------------------------
    Due in one year or less.........................................................  $     409,514  $     411,839
    Due after one year through five years...........................................      1,087,735      1,101,226
    Due after five years through ten years..........................................      1,477,807      1,524,555
    Due after ten years.............................................................        814,870        854,312
                                                                                      -------------  -------------
                                                                                      $   3,789,926  $   3,891,932
                                                                                      -------------  -------------
                                                                                      -------------  -------------

    The approximate percentage distribution of Protective's fixed maturity investments by quality rating at December 31 is as follows:

RATING                                                                                            1996       1995
----------------------------------------------------------------------------------------------  ---------  ---------
  AAA.........................................................................................       48.3%      56.1%
  AA..........................................................................................        4.4        4.5
  A...........................................................................................       22.6       12.6
  BBB
    Bonds.....................................................................................       21.1       19.0
    Bank loan participations..................................................................        0.1        0.4
  BB or Less
    Bonds.....................................................................................        2.5        2.0
    Bank loan participations..................................................................        0.9        5.3
  Redeemable preferred stocks.................................................................        0.1        0.1
                                                                                                ---------  ---------
                                                                                                    100.0%     100.0%
                                                                                                ---------  ---------
                                                                                                ---------  ---------

    At December 31, 1996 and 1995, Protective had bonds which were rated less than investment grade of $117.5 million and $75.7 million, respectively, having an amortized cost of $137.0 million and $82.2 million, respectively. Additionally, Protective had bank loan participations which were rated less than investment grade of $43.6 million and $206.0 million, respectively, having an amortized cost of $43.6 million and $206.0 million, respectively.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE C -- INVESTMENT OPERATIONS (CONTINUED)
    The change in unrealized gains (losses), net of income tax on fixed maturity and equity securities for the years ended December 31 is summarized as follows:

                                                                               1996        1995          1994
                                                                            ----------  -----------  ------------
Fixed maturities..........................................................  $  (56,898) $   199,024  $   (175,723)
Equity securities.........................................................  $      207  $     2,740  $     (5,342)

    At December 31, 1996, all of Protective's mortgage loans were commercial loans of which 78% were retail, 8% were office buildings, and 7% were warehouses. Protective specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. No single tenant's leased space represents more than 4% of mortgage loans. Approximately 84% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: South Carolina, Florida, Georgia, Tennessee, Texas, North Carolina, Alabama, Virginia, Mississippi, Kentucky, Ohio, Indiana, Arizona, and Washington.

    Many of the mortgage loans have call provisions after five to seven years. Assuming the loans are called at their next call dates, approximately $126.7 million would become due in 1997, $761.8 million in 1998 to 2001, and $250.8 million in 2002 to 2006.

    At December 31, 1996, the average mortgage loan was $1.7 million, and the weighted average interest rate was 9.3%. The largest single mortgage loan was $13.6 million. While Protective's mortgage loans do not have quoted market values, at December 31,1996 and 1995, Protective estimates the market value of its mortgage loans to be $1,581.7 million and $2,001.1 million, respectively, using discounted cash flows from the next call date.

    At December 31, 1996 and 1995, Protective's problem mortgage loans and foreclosed properties totaled $23.7 million and $26.1 million, respectively. Protective's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on Protective's evaluation of its mortgage loan portfolio, Protective does not expect any material losses on its mortgage loans.

    Certain investments, principally real estate, with a carrying value of $18.8 million were nonincome producing for the twelve months ended December 31, 1996.

    Protective believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits. Policy loan interest rates generally range from 4.5% to 8.0%. The fair values of Protective's other long-term investments approximate cost.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE D -- FEDERAL INCOME TAXES

    Protective's effective income tax rate varied from the maximum federal income tax rate as follows:

                                                                                      1996       1995       1994
                                                                                    ---------  ---------  ---------
Statutory federal income tax rate applied to pretax income........................       35.0%      35.0%      35.0%
Dividends received deduction and tax-exempt interest..............................       (0.4)      (0.5)      (0.4)
Low-income housing credit.........................................................       (0.6)      (0.7)      (0.7)
Tax benefits arising from prior acquisitions and other adjustments................        0.1        0.2       (2.8)
                                                                                          ---        ---        ---
Effective income tax rate.........................................................       34.1%      34.0%      31.1%
                                                                                          ---        ---        ---
                                                                                          ---        ---        ---

    The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

    Details of the deferred income tax provision for the years ended December 31 are as follows:

                                                                                 1996        1995        1994
                                                                              ----------  ----------  ----------
Deferred policy acquisition costs...........................................  $  (16,321) $  (11,606) $   34,561
Benefit and other policy liability changes..................................      15,542      52,496     (52,288)
Temporary differences of investment income..................................      (1,163)    (34,175)     15,524
Other items.................................................................        (200)    (13,687)     (2,528)
                                                                              ----------  ----------  ----------
                                                                              $   (2,142) $   (6,972) $   (4,731)
                                                                              ----------  ----------  ----------
                                                                              ----------  ----------  ----------

    The components of Protective's net deferred income tax liability as of December 31 were as follows:

                                                                                             1996         1995
                                                                                          -----------  -----------
Deferred income tax assets
  Policy and policyholder liability reserves............................................  $    80,151  $    63,830
  Other.................................................................................        2,503        2,303
                                                                                          -----------  -----------
                                                                                               82,654       66,133
                                                                                          -----------  -----------
Deferred income tax liabilities:
  Deferred policy acquisition costs.....................................................      117,696      102,154
  Unrealized gain on investments........................................................        2,680       31,399
                                                                                          -----------  -----------
                                                                                              120,376      133,553
                                                                                          -----------  -----------
  Net deferred income tax liability.....................................................  $    37,722  $    67,420
                                                                                          -----------  -----------
                                                                                          -----------  -----------

    Under pre-1984 life insurance company income tax laws, a portion of Protective's gain from operations which was not subject to current income taxation was accumulated for income tax purposes in a memorandum account designated as Policyholders' Surplus. The aggregate accumulation in this account at December 31, 1996 was approximately $50.7 million. Should the accumulation in the Policyholders' Surplus account exceed certain stated maximums, or should distributions including cash dividends be made to PLC in excess of approximately $439 million, such excess would be subject

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE D -- FEDERAL INCOME TAXES (CONTINUED) to federal income taxes at rates then effective. Deferred income taxes have not been provided on amounts designated as Policyholders' Surplus. Protective does not anticipate involuntarily paying income tax on amounts in the Policyholders' Surplus accounts.

    Protective's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations.

NOTE E -- DEBT

    At December 31, 1996, PLC had borrowed under a term note that contains, among other provisions, requirements for maintaining certain financial ratios, and restrictions on indebtedness incurred by PLC's subsidiaries including Protective. Additionally, PLC, on a consolidated basis, cannot incur debt in excess of 50% of its total capital.

    Protective has arranged sources of credit to temporarily fund scheduled investment commitments. Protective expects that the rate received on its investments will equal or exceed its borrowing rate. Protective had no such temporary borrowings outstanding at December 31, 1996 and 1995.

    Included in indebtedness to related parties are three surplus debentures issued by Protective to PLC. At December 31, 1996, the balance of the three surplus debentures combined was $24.7 million. Future maturities of these debentures are $4.7 million in 1997 and $20.0 million in 2003.

    Interest expense on borrowed money totaled $4.6 million, $6.0 million, and $5.0 million, in 1996, 1995, and 1994, respectively.

NOTE F -- ACQUISITIONS

    In June 1995 Protective acquired through coinsurance a block of term life insurance policies. In January 1996 Protective acquired through coinsurance a block of life insurance policies. In June 1996 Protective acquired through coinsurance a block of credit life insurance policies. In December 1996 Protective acquired a small life insurance company and acquired through coinsurance a block of life insurance policies.

    These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since the effective dates of the agreements.

NOTE G -- COMMITMENTS AND CONTINGENT LIABILITIES

    Under insurance guaranty fund laws, in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

    A number of civil jury verdicts have been returned against life and health insurers in the jurisdictions in which Protective does business involving the insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments against the insurer that are disproportionate to the

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE G -- COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED) actual damages, including material amounts of punitive damages. In some states, juries have substantial discretion in awarding punitive damages which creates the potential for unpredictable material adverse judgments in any given punitive damage suit. Protective and its subsidiaries, like other life and health insurers, from time to time are involved in such litigation. Pending litigation includes a class action filed in Jefferson County (Birmingham), Alabama with respect to cancer premium refunds. Although the outcome of any litigation cannot be predicted with certainty, Protective believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position of Protective.

NOTE H -- STOCKHOLDER'S EQUITY AND RESTRICTIONS

    At December 31, 1996, approximately $413 million of consolidated stockholder's equity excluding net unrealized gains and losses represented net assets of Protective that cannot be transferred in the form of dividends, loans, or advances to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by Protective in 1997 is estimated to be $98 million.

NOTE I -- PREFERRED STOCK

    PLC owns all of the 2,000 shares of preferred stock issued by Protective's subsidiary, American Foundation. During 1996, American Foundation's articles of incorporation were amended such that the preferred stock is redeemable solely at the discretion of American Foundation. At December 31, 1995 the preferred stock was reported "Redeemable Preferred Stock", whereas at December 31, 1996 it is reported as a component of stockholder's equity. The stock pays, when and if declared, annual minimum cumulative dividends of $50 per share, and noncumulative participating dividends to the extent American Foundation's statutory earnings for the immediately preceding fiscal year exceed $1 million. Dividends of $0.1 million, $0.1 million, and $0.9 million were paid to PLC in 1996, 1995, and 1994, respectively.

NOTE J -- RELATED PARTY MATTERS

    Receivables from related parties consisted of receivables from affiliates under control of PLC in the amount of $2.0 million at December 31, 1995. Protective routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

    On August 6, 1990, PLC announced that its Board of Directors approved the formation of an Employee Stock Ownership Plan ("ESOP"). On December 1, 1990, Protective transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $5.6 million at December 31, 1996, is accounted for as a reduction to stockholder's equity. The stock will be used to match employee contributions to PLC's existing 401(k) Plan. The ESOP shares are dividend paying. Dividends on the shares are used to pay the ESOP's note to Protective.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE J -- RELATED PARTY MATTERS (CONTINUED)
    Protective leases furnished office space and computers to affiliates. Lease revenues were $3.7 million in 1996, $3.1 million in 1995, and $2.8 million in 1994. Protective purchases data processing, legal, investment and management services from affiliates. The costs of such services were $50.4 million, $38.1 million, and $29.8 million in 1996, 1995, and 1994, respectively. Commissions paid to affiliated marketing organizations of $7.4 million, $10.9 million, and $10.1 million in 1996, 1995, and 1994, respectively, were included in deferred policy acquisition costs.

    Certain corporations with which PLC's directors were affiliated paid Protective premiums and policy fees for various types of group insurance. Such premiums and policy fees amounted to $31.2 million, $21.2 million, and $21.1 million in 1996, 1995, and 1994, respectively. Protective and/or PLC paid commissions, interest, and service fees to these same corporations totaling $5.0 million, $5.3 million, and $4.9 million, in 1996, 1995, and 1994, respectively.

    For a discussion of indebtedness to related parties, see Note E.

NOTE K -- BUSINESS SEGMENTS

    Protective operates predominantly in the life and accident and health insurance industry. The following table sets forth total revenues, income before income tax, and identifiable assets of Protective's business segments. The primary components of revenues are premiums and policy fees, net investment income, and realized investment gains and losses. Premiums and policy fees are attributed directly to each business segment. Net investment income is allocated based on directly related assets required for transacting that segment of business. In the 1996 first quarter, Protective changed the way it allocates certain expenses to its business segments. Accordingly, prior period segment results have been restated to reflect the change.

    Realized investment gains (losses) and expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.

    Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE K -- BUSINESS SEGMENTS (CONTINUED)
    There are no significant intersegment transactions.

                                                                           1996           1995           1994
                                                                       -------------  -------------  -------------
TOTAL REVENUES
Acquisitions.........................................................  $     213,199  $     193,544  $     171,259
Financial Institutions...............................................         87,320         72,758        107,481
Group................................................................        174,971        159,263        148,835
Guaranteed Investment Contracts......................................        206,407        199,468        184,212
Individual Life......................................................        169,306        139,424        122,915
Investment Products..................................................        110,821        104,984         80,076
Corporate and Other..................................................          2,810          3,059          9,936
Unallocated Realized Investment Gains (Losses).......................          6,517            921          5,266
                                                                       -------------  -------------  -------------
                                                                       $     971,351  $     873,421  $     829,980
                                                                       -------------  -------------  -------------
                                                                       -------------  -------------  -------------
Acquisitions.........................................................           21.9%          22.2%          20.7%
Financial Institutions...............................................            9.0            8.3           12.9
Group................................................................           18.0           18.2           17.9
Guaranteed Investment Contracts......................................           21.3           22.8           22.3
Individual Life......................................................           17.4           16.0           14.7
Investment Products..................................................           11.4           12.0            9.7
Corporate and Other..................................................            0.3            0.4            1.2
Unallocated Realized Investment Gains (Losses).......................            0.7            0.1            0.6
                                                                       -------------  -------------  -------------
                                                                               100.0%         100.0%         100.0%
                                                                       -------------  -------------  -------------
                                                                       -------------  -------------  -------------

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE K -- BUSINESS SEGMENTS (CONTINUED)

                                                                           1996           1995           1994
                                                                       -------------  -------------  -------------
INCOME BEFORE INCOME TAX
Acquisitions.........................................................  $      53,564  $      50,376  $      37,719
Financial Institutions...............................................          8,966          7,701          7,544
Group................................................................            821          9,107         10,122
Guaranteed Investment Contracts......................................         32,130         28,979         31,933
Individual Life......................................................         15,898         16,206         15,957
Investment Products..................................................          9,823         10,933           (796)
Corporate and Other..................................................         (2,410)        (6,490)        (2,167)
Unallocated Realized Investment Gains (Losses).......................          6,517            921          5,266
                                                                       -------------  -------------  -------------
                                                                       $     125,309  $     117,733  $     105,578
                                                                       -------------  -------------  -------------
                                                                       -------------  -------------  -------------
Acquisitions.........................................................           42.7%          42.8%          35.7%
Financial Institutions...............................................            7.2            6.5            7.1
Group................................................................            0.7            7.7            9.6
Guaranteed Investment Contracts......................................           25.6           24.6           30.2
Individual Life......................................................           12.7           13.8           15.1
Investment Products..................................................            7.8            9.3           (0.7)
Corporate and Other..................................................           (1.9)          (5.5)          (2.0)
Unallocated Realized Investment Gains (Losses).......................            5.2            0.8            5.0
                                                                       -------------  -------------  -------------
                                                                               100.0%         100.0%         100.0%
                                                                       -------------  -------------  -------------
                                                                       -------------  -------------  -------------
IDENTIFIABLE ASSETS
Acquisitions.........................................................  $   1,579,253  $   1,255,542  $   1,204,883
Financial Institutions...............................................        344,866        265,132        211,652
Group................................................................        233,640        240,222        215,904
Guaranteed Investment Contracts......................................      2,608,037      2,536,939      2,211,079
Individual Life......................................................      1,034,960        887,927        752,168
Investment Products..................................................      1,871,887      1,578,789      1,284,186
Corporate and Other..................................................        490,700        414,142        230,832
                                                                       -------------  -------------  -------------
                                                                       $   8,163,343  $   7,178,693  $   6,110,704
                                                                       -------------  -------------  -------------
                                                                       -------------  -------------  -------------
Acquisitions.........................................................           19.3%          17.5%          19.7%
Financial Institutions...............................................            4.2            3.7            3.5
Group................................................................            2.9            3.3            3.5
Guaranteed Investment Contracts......................................           32.0           35.3           36.2
Individual Life......................................................           12.7           12.4           12.3
Investment Products..................................................           22.9           22.0           21.0
Corporate and Other..................................................            6.0            5.8            3.8
                                                                       -------------  -------------  -------------
                                                                               100.0%         100.0%         100.0%
                                                                       -------------  -------------  -------------
                                                                       -------------  -------------  -------------

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE L -- EMPLOYEE BENEFIT PLANS

    PLC has a defined benefit pension plan covering substantially all of its employees. The plan is not separable by affiliates participating in the plan. However, approximately 80% of the participants in the plan are employees of Protective. The benefits are based on years of service and the employee's highest thirty-six consecutive months of compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum finding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

    The actuarial present value of benefit obligations and the funded status of the plan taken as a whole at December 31 are as follows:

                                                                                               1996       1995
                                                                                             ---------  ---------
Accumulated benefit obligation, including vested benefits of $14,720 in 1996 and $16,676 in
  1995.....................................................................................  $  15,475  $  17,415
                                                                                             ---------  ---------
Projected benefit obligation for service rendered to date..................................  $  25,196  $  24,877
Plan assets at fair value (group annuity contract with Protective).........................     19,779     18,254
                                                                                             ---------  ---------
Plan assets less than the projected benefit obligation.....................................     (5,417)    (6,623)
Unrecognized net loss from past experience different from that assumed.....................      3,559      4,882
Unrecognized prior service cost............................................................        705        805
Unrecognized net transition asset..........................................................        (67)       (84)
                                                                                             ---------  ---------
Net pension liability recognized in balance sheet..........................................  $  (1,220) $  (1,020)
                                                                                             ---------  ---------
                                                                                             ---------  ---------

    Net pension cost includes the following components for the years ended December 31:

                                                                                    1996       1995       1994
                                                                                  ---------  ---------  ---------
Service cost -- benefits earned during the year.................................  $   1,908  $   1,540  $   1,433
Interest cost on projected benefit obligation...................................      1,793      1,636      1,520
Actual return on plan assets....................................................     (1,674)    (1,358)    (1,333)
Net amortization and deferral...................................................        374        114        210
                                                                                  ---------  ---------  ---------
Net pension cost................................................................  $   2,401  $   1,932  $   1,830
                                                                                  ---------  ---------  ---------
                                                                                  ---------  ---------  ---------

    Protective's share of the net pension cost was $1.5 million, $1.2 million, and $1.2 million, in 1996, 1995, and 1994, respectively.

    Assumptions used to determine the benefit obligations as of December 31 were as follows:

                                                                                         1996       1995       1994
                                                                                       ---------  ---------  ---------
Weighted average discount rate.......................................................       7.75%      7.25%      8.00%
Rates of increase in compensation level..............................................       5.75%      5.25%      6.00%
Expected long-term rate of return on assets..........................................       8.50%      8.50%      8.50%

    Assets of the pension plan are included in the general assets of Protective. Upon retirement, the amount of pension plan assets vested in the retiree is used to purchase a single premium annuity from

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE L -- EMPLOYEE BENEFIT PLANS (CONTINUED)
Protective in the retiree's name. Therefore, amounts presented above as plan assets exclude assets relating to retirees.

    PLC also sponsors an unfunded Excess Benefits Plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed by federal income tax law. At December 31, 1996 and 1995, the projected benefit obligation of this plan totaled $7.2 million and $5.7 million, respectively.

    In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. The postretirement benefit is provided by an unfunded plan. At December 31, 1996 and 1995, the liability for such benefits totaled $1.4 million and $1.5 million, respectively. The expense recorded by PLC was $0.1 million in 1996 and $0.2 million in 1995 and 1994. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

    Life insurance benefits for retirees are provided through the purchase of life insurance policies upon retirement equal to the employees' annual compensation. This plan is partially funded at a maximum of $50,000 face amount of insurance.

    PLC sponsors a defined contribution plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by
Section 401(k) of the Internal Revenue Code. In 1990, PLC established an Employee Stock Ownership Plan to match employee contributions to PLC's 401(k) Plan. In 1994, a stock bonus was added to the 401(k) Plan for employees who are not otherwise under a bonus plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to Protective less dividends on shares held by the ESOP. At December 31, 1996, PLC had committed 52,388 shares to be released to fund employee benefits. The expense recorded by PLC for these employee benefits was $1.0 million, $0.7 million and $0.6 million in 1996, 1995, and 1994, respectively.

NOTE M -- STOCK BASED COMPENSATION

    Certain Protective employees participate in PLC's Performance Share Plan and receive stock appreciation rights (SARs) from PLC.

    Since 1973 PLC has had a Performance Share Plan to motivate senior management to focus on PLC's long-range earnings performance. The criterion for payment of performance share awards is based upon a comparison of PLC's average return on average equity over a four year award period (earlier upon the death, disability or retirement of the executive, or in certain circumstances, of a change in control of PLC) to that of a comparison group of publicly held life insurance companies, multiline insurers, and insurance holding companies. If PLC's results are below the median of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned. Under the plan approved by stockholders in 1992, up to 1,200,000 shares may be issued in payment of awards. The number of shares granted in 1996, 1995, and 1994 were 52,290, 72,610, and 62,140 shares, respectively, having an approximate market value on the grant date of $1.8 million, $1.6 million, and $1.4 million, respectively. At December 31, 1996, outstanding awards measured at target and maximum payouts were 279,648 and 375,470 shares, respectively. The expense recorded by PLC for the Performance Share Plan was $3.0 million, $2.9 million, and $3.6 million in 1996, 1995, and 1994, respectively.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE M -- STOCK BASED COMPENSATION (CONTINUED)
    During 1996, stock appreciation rights (SARs) were granted to certain executives of PLC to provide long-term incentive compensation based on the performance of PLC's Common Stock. Under this arrangement PLC will pay (in shares of PLC Common Stock) an amount equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date. The SARs are exercisable after five years (earlier upon the death, disability or retirement of the executive, or in certain circumstances, of a change in control of PLC) and expire in 2006 or upon termination of employment. The number of SARs granted during 1996 and outstanding at December 31, 1996 was 337,500. The SARs have a base price of $34.875 per share of PLC Common Stock (the market price on the grant date was $35.00 per share). The estimated fair value of the SARs on the grant date was $3.0 million. This estimate was derived using the Roll-Geske variation of the Black-Sholes option pricing model. Assumptions used in the pricing model are as follows: expected volatility rate of 15% (approximately equal to that of the S & P Life Insurance Index), a risk free interest rate of 6.35%, a dividend yield rate of 1.97%, and an expected exercise date of August 15, 2002. The expense recorded by PLC for the SARs was $0.2 million in 1996.

NOTE N -- REINSURANCE

    Protective assumes risks from and reinsures certain parts of its risks with other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Yearly renewable term and coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies. While the amount retained on an individual life will vary based upon age and mortality prospects of the risk Protective, generally, will not carry more than $500,000 individual life insurance on a single risk.

    Protective has reinsured approximately $18.8 billion, $17.5 billion, and $8.6 billion, in face amount of life insurance risks with other insurers representing $113.5 million, $116.1 million, and $46.0 million of premium income for 1996,1995, and 1994, respectively. Protective has also reinsured accident and health risks representing $194.7 million, $217.1 million, and $126.5 million, of premium income for 1996, 1995, and 1994, respectively. In 1996 and 1995, policy and claim reserves relating to insurance ceded of $325.9 million and $266.9 million respectively are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with Protective. At December 31, 1996 and 1995, Protective had paid $6.7 million and $4.1 million, respectively, of ceded benefits which are recoverable from reinsurers.

    During 1995 Protective entered into a reinsurance agreement whereby most of Protective's new credit insurance sales are being ceded to a reinsurer. Included in the preceding paragraph are credit life and credit accident and health insurance premiums of $47.7 million and $55.3 million respectively, and reserves totaling $135.8 million which were ceded during 1996. Also included are credit life and credit accident and health insurance premiums of $68.2 million and $57.6 million, respectively, and reserves totaling $100.8 million which were ceded during 1995.

                       PROTECTIVE LIFE INSURANCE COMPANY

                (ALL DOLLAR AMOUNTS IN TABLES ARE IN THOUSANDS)

NOTE O -- ESTIMATED MARKET VALUES OF FINANCIAL INSTRUMENTS

    The carrying amount and estimated market values of Protective's financial instruments at December 31 are as follows:

                                                                   1996                          1995
                                                       ----------------------------  ----------------------------
                                                                        ESTIMATED                     ESTIMATED
                                                         CARRYING        MARKET        CARRYING        MARKET
                                                          AMOUNT         VALUES         AMOUNT         VALUES
                                                       -------------  -------------  -------------  -------------
Assets (see Notes A and C):
Investments:
  Fixed maturities...................................  $   4,662,997  $   4,662,997  $   3,891,932  $   3,891,932
  Equity securities..................................         35,250         35,250         38,711         38,711
  Mortgage loans on real estate......................      1,503,781      1,581,694      1,835,057      2,001,100
  Short-term investments.............................        101,215        101,215         46,891         46,891
Cash.................................................        114,384        114,384          6,198          6,198
Other (see Note A):
  Futures contracts..................................                        (1,708)                         (633)
  Interest rate swaps................................                          (679)                        1,299

              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

               PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                 (IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------------
             COL. A                   COL. B       COL. C      COL. D         COL. E       COL. F       COL. G

----------------------------------------------------------------------------------------------------------------------------
                                                                           GIC AND
                                                 FUTURE                    ANNUITY
                                   DEFERRED      POLICY                   DEPOSITS      PREMIUMS                  REALIZED
                                    POLICY      BENEFITS                  AND OTHER        AND          NET      INVESTMENT
                                  ACQUISITION     AND       UNEARNED    POLICYHOLDERS'   POLICY     INVESTMENT      GAINS
            SEGMENT                  COSTS       COSTS      PREMIUMS        FUNDS         FEES      INCOME (1)    (LOSSES)
--------------------------------  -----------  ----------  -----------  -------------  -----------  -----------  -----------
Year Ended December 31, 1996:
  Acquisitions..................   $ 156,172   $1,117,159   $   1,087    $   251,450    $ 106,543    $ 106,015    $       0
  Financial Institutions........      32,040      119,242     253,154          1,880       73,422       13,898            0
  Group.........................      27,944      119,010       2,572         83,632      156,530       16,249            0
  Guaranteed Investment
    Contracts...................       1,164      149,755           0      2,474,728            0      214,369       (7,963)
  Individual Life...............     220,232      793,370         685         15,577      116,710       48,442        3,098
  Investment Products...........      50,637      149,743           0      1,120,557        8,189       98,719        3,858
  Corporate and Other...........          12          170          55            192          656        1,089            0
  Unallocated Realized
    Investment Gains (Losses)...           0            0           0              0            0            0        6,517
                                  -----------  ----------  -----------  -------------  -----------  -----------  -----------
    TOTAL.......................   $ 488,201   $2,448,449   $ 257,553    $ 3,948,016    $ 462,050    $ 498,781    $   5,510
                                  -----------  ----------  -----------  -------------  -----------  -----------  -----------
                                  -----------  ----------  -----------  -------------  -----------  -----------  -----------
Year Ended December 31, 1995:
  Acquisitions..................   $ 123,889   $  851,994   $     590    $   250,550    $  98,501    $  95,018    $       0
  Financial Institutions........      36,283       84,162     189,973          1,495       65,669        9,276            0
  Group.........................      24,974      123,279       2,806         85,925      142,483       14,329            0
  Guaranteed Investment
    Contracts...................         993       68,704           0      2,451,693            0      203,376       (3,908)
  Individual Life...............     186,496      672,569         336         14,709       99,018       40,237            0
  Investment Products...........      37,534      127,104           0      1,061,507        4,566       95,661        4,938
  Corporate and Other...........          14          342          62            263        1,445          536            0
  Unallocated Realized
    Investment Gains (Losses)...           0            0           0              0            0            0          921
                                  -----------  ----------  -----------  -------------  -----------  -----------  -----------
    TOTAL.......................   $ 410,183   $1,928,154   $ 193,767    $ 3,866,142    $ 411,682    $ 458,433    $   1,951
                                  -----------  ----------  -----------  -------------  -----------  -----------  -----------
                                  -----------  ----------  -----------  -------------  -----------  -----------  -----------
Year Ended December 31, 1994:
  Acquisitions..................   $ 110,203   $  856,889   $     381    $   266,828    $  86,376    $  84,350    $     532
  Financial Institutions........      68,060       43,198      99,798          2,758       98,027        9,451
  Group.........................      22,685      116,324       2,905         84,689      131,096       14,903
  Guaranteed Investment
    Contracts...................         996            0           0      2,281,674            0      181,212        3,000
  Individual Life...............     162,186      571,070         320         13,713       84,925       37,986
  Investment Products...........      70,053      102,705           0      1,027,527        1,635       81,062       (2,500)
  Corporate and Other...........          17        4,109          75            263          713          (31)
  Unallocated Realized
    Investment Gains (Losses)...           0            0           0              0            0            0        5,266
                                  -----------  ----------  -----------  -------------  -----------  -----------  -----------
    TOTAL.......................   $ 434,200   $1,694,295   $ 103,479    $ 3,677,452    $ 402,772    $ 408,933    $   6,298
                                  -----------  ----------  -----------  -------------  -----------  -----------  -----------
                                  -----------  ----------  -----------  -------------  -----------  -----------  -----------

--------------------------------
             COL. A                   COL. H        COL. I         COL. J
--------------------------------

                                               AMORTIZATION
                                   BENEFITS     OF DEFERRED
                                      AND         POLICY         OTHER
                                  SETTLEMENT    ACQUISITION    OPERATING
            SEGMENT                EXPENSES        COSTS      EXPENSES (1)
--------------------------------  -----------  -------------  ------------
Year Ended December 31, 1996:
  Acquisitions..................   $ 118,181     $  17,162     $   24,292
  Financial Institutions........      42,781        24,900         10,673
  Group.........................     125,797         5,326         43,027
  Guaranteed Investment
    Contracts...................     169,927           509          3,840
  Individual Life...............      96,404        28,393         28,611
  Investment Products...........      73,093        14,710         13,197
  Corporate and Other...........         710             1          4,508
  Unallocated Realized
    Investment Gains (Losses)...           0             0              0
                                  -----------  -------------  ------------
    TOTAL.......................   $ 626,893     $  91,001     $  128,148
                                  -----------  -------------  ------------
                                  -----------  -------------  ------------
Year Ended December 31, 1995:
  Acquisitions..................   $ 100,016     $  20,601     $   22,551
  Financial Institutions........      24,020        26,809         14,229
  Group.........................     109,447         3,052         37,657
  Guaranteed Investment
    Contracts...................     165,963           386          4,140
  Individual Life...............      80,067        20,403         22,748
  Investment Products...........      72,111        11,446         10,494
  Corporate and Other...........       1,476             3          8,069
  Unallocated Realized
    Investment Gains (Losses)...           0             0              0
                                  -----------  -------------  ------------
    TOTAL.......................   $ 553,100     $  82,700     $  119,888
                                  -----------  -------------  ------------
                                  -----------  -------------  ------------
Year Ended December 31, 1994:
  Acquisitions..................   $  97,649     $  14,460     $   21,431
  Financial Institutions........      46,360        36,592         16,984
  Group.........................      98,930         2,724         37,059
  Guaranteed Investment
    Contracts...................     147,383           892          4,004
  Individual Life...............      67,451        18,771         20,736
  Investment Products...........      58,424        14,647          7,801
  Corporate and Other...........         913             3         11,188
  Unallocated Realized
    Investment Gains (Losses)...           0             0              0
                                  -----------  -------------  ------------
    TOTAL.......................   $ 517,110     $  88,089     $  119,203
                                  -----------  -------------  ------------
                                  -----------  -------------  ------------

------------------------

(1) Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

                           SCHEDULE IV -- REINSURANCE

               PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                             (DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------
              COL. A                  COL. B       COL. C       COL. D       COL. E       COL. F

---------------------------------------------------------------------------------------------------
                                                                                        PERCENTAGE
                                                  CEDED TO      ASSUMED                  OF AMOUNT
                                       GROSS        OTHER     FROM OTHER       NET        ASSUMED
                                      AMOUNT      COMPANIES    COMPANIES     AMOUNT       TO NET
                                    -----------  -----------  -----------  -----------  -----------
Year Ended December 31, 1996:
  Life insurance in force.........  $53,052,020  $18,840,221  $16,275,386  $50,487,185        32.2%
                                    -----------  -----------  -----------  -----------         ---
                                    -----------  -----------  -----------  -----------         ---
Premiums and policy fees:
  Life insurance..................  $   272,331  $   113,487  $   129,717  $   288,561        45.0%
  Accident and health insurance...      338,709      194,687       29,467      173,489        17.0%
                                    -----------  -----------  -----------  -----------
  TOTAL...........................  $   611,040  $   308,174  $   159,184  $   462,050
                                    -----------  -----------  -----------  -----------
                                    -----------  -----------  -----------  -----------
Year Ended December 31, 1995:
  Life insurance in force.........  $50,346,719  $17,524,366  $11,537,144  $44,359,497        26.0%
                                    -----------  -----------  -----------  -----------         ---
                                    -----------  -----------  -----------  -----------         ---
Premiums and policy fees:
  Life insurance..................  $   308,422  $   116,091  $    66,565  $   258,896        25.7%
  Accident/health insurance.......      356,285      217,082       13,583      152,786         8.9%
                                    -----------  -----------  -----------  -----------
  TOTAL...........................  $   664,707  $   333,173  $    80,148  $   411,682
                                    -----------  -----------  -----------  -----------
                                    -----------  -----------  -----------  -----------
Year Ended December 31, 1994:
  Life insurance in force.........  $40,909,454  $ 8,639,272  $ 8,968,166  $41,238,348        21.7%
                                    -----------  -----------  -----------  -----------         ---
                                    -----------  -----------  -----------  -----------         ---
Premiums and policy fees:
  Life insurance..................  $   256,840  $    46,029  $    31,032  $   241,843        12.8%
  Accident/health insurance.......      283,884      126,546        3,591      160,929         2.2%
                                    -----------  -----------  -----------  -----------
  TOTAL...........................  $   540,724  $   172,575  $    34,623  $   402,772
                                    -----------  -----------  -----------  -----------
                                    -----------  -----------  -----------  -----------

                                   APPENDIX A

          EXAMPLES OF DEATH BENEFIT COMPUTATIONS UNDER OPTIONS 1 AND 2

    OPTION 1 EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option 1, a Policy with a $50,000 Face Amount will generally pay $50,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Policy Value above $20,000 will increase the Death Benefit by $2.50. A Policy with a $50,000 Face Amount and a Policy Value of $30,000 will provide Death Benefit of $75,000 ($30,000 x 250%); a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

    Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

    The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Policy Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

    OPTION 2 EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option 2, a Policy with a Face Amount of $50,000 will generally provide a Death Benefit of $50,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $5,000 will have a Death Benefit of $55,000 ($50,000 + $5,000); a Policy Value of $10,000 will provide a Death Benefit of $60,000 ($50,000 + $10,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $33,333, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $33,333 will increase the Death Benefit by $2.50. A Policy with a Face Amount of $50,000 and a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 X 250%).

    Similarly, any time Policy Value exceeds $33,333, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $100,000 to $87,500. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

    The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Face Amount factor would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

                        TABLE OF FACE AMOUNT PERCENTAGES

ATTAINED                                                                         ATTAINED
   AGE     PERCENTAGE   ATTAINED AGE   PERCENTAGE   ATTAINED AGE   PERCENTAGE       AGE      PERCENTAGE
--------------------------------------------------------------------------------------------------------
  0-40           250%            50          185%            60          130%       70             115%
   41            243%            51          178%            61          128%       71             113%
   42            236%            52          171%            62          126%       72             111%
   43            229%            53          164%            63          124%       73             109%
   44            222%            54          157%            64          122%       74             107%
   45            215%            55          150%            65          120%      75-90           105%
   46            209%            56          146%            66          119%       91             104%
   47            203%            57          142%            67          118%       92             103%
   48            197%            58          138%            68          117%       93             102%
   49            191%            59          134%            69          116%       94             101%
                                                                                    95+            100%

                          PART II -- OTHER INFORMATION
                          UNDERTAKING TO FILE REPORTS


    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

    Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

    In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



REPRESENTATIONS PURSUANT TO RULE Section 26(e) of the Investment Company Act of
                                      1940



    Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

                       CONTENTS OF REGISTRATION STATEMENT

    This registration statement consists of the following papers and documents:

    The facing sheet.

    A reconciliation and tie of the information shown in the prospectus with the items of Form N-8B-2.


    The prospectus consisting of 54 pages.


    The undertaking to file reports.

    The Rule 484 undertaking.


    Representations pursuant to Section 26(e) of the Investment Company Act of 1940.


    The signatures.

    Written consents of the following persons:

       Nancy Kane, Esq.

       Milliman & Robertson

       Sutherland, Asbill & Brennan, L.L.P.

       Coopers & Lybrand L.L.P.

    The following exhibits:


1.A.   (1)    Certified resolutions of the board of directors of Protective Life Insurance Company establishing
              Protective Variable Life Separate Account.*
       (2)    None.
       (3)(a) Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors,
              Inc. and Protective Variable Life Separate Account.**
       (b)    Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers.**
       (4)    None.
       (5)(a) Form of Contract.***
       (b)    Children's term life rider.*
       (c)    Accidental death benefit rider.*
       (d)    Disability benefit rider.*
       (e)    Guaranteed insurability rider.*
       (f)    Protected insurability benefit rider.*
       (6)(a) Charter of Protective Life Insurance Company.*
       (b)    By-Laws of Protective Life Insurance Company.*
       (7)    None
       (8)    None
       (9)(a) Participation/Distribution Agreement.**
       (9)(b) Participation Agreement (Oppenheimer Variable Account Funds).****
       (9)(c) Participation Agreement (MFS Variable Insurance Trust).****
       (9)(d) Participation Agreement (Acacia Capital Corporation).****
       (10)   Contract Application.***


------------------------

   *Incorporated  herein  by reference  to the  initial filing  of the  Form S-6
    Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.


  **Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.


 ***Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on April 10, 1996.


****Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.

 2.           Opinion and consent of Nancy Kane, Esq.
 3.           Not applicable.
 4.           Not applicable.
 5.           See Exhibit 27.
 6.           Notice of Withdrawal Right. (Not Applicable)
 7.           Opinion and consent of Milliman & Robertson.
 8.           Consent of Sutherland, Asbill & Brennan, L.L.P.
 9(a).        Consent of Coopers & Lybrand L.L.P.
10.           Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures.
11.           Powers of Attorney.
27.           Financial Data Schedules.


------------------------
  *Incorporated  herein  by reference  to  the initial  filing  of the  Form S-6
   Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.
 **Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form
   S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 28, 1997.


                                    PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
                                                   (Registrant)


                                  By:              /s/ JOHN D. JOHNS


                                      ------------------------------------------

                                               John D. Johns, President
                                          PROTECTIVE LIFE INSURANCE COMPANY


                                        PROTECTIVE LIFE INSURANCE COMPANY
                                                   (Depositor)


                                  By:              /s/ JOHN D. JOHNS


                                      ------------------------------------------

                                               John D. Johns, President
                                          PROTECTIVE LIFE INSURANCE COMPANY


    As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Form S-6 registration statement has been signed by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                         TITLE            DATE
---------------------------------------------  ---------------  ---------------
                                               Chairman of the
           /s/ DRAYTON NABERS, JR.              Board
 -------------------------------------------    (Principal      April 28, 1997
             Drayton Nabers, Jr.                Executive
                                                Officer)

                                               President
              /s/ JOHN D. JOHNS                 (Principal
 -------------------------------------------    Financial       April 28, 1997
                John D. Johns                   Officer)

                                               Vice President,
                                                Controller and
                                                Chief
             /s/ JERRY W. DEFOOR                Accounting
 -------------------------------------------    Officer         April 28, 1997
               Jerry W. DeFoor                  (Principal
                                                Accounting
                                                Officer)

           /s/ DRAYTON NABERS, JR.
 -------------------------------------------   Director         April 28, 1997
             Drayton Nabers, Jr.

              /s/ JOHN D. JOHNS
 -------------------------------------------   Director         April 28, 1997
                John D. Johns

                      *
 -------------------------------------------   Director         April 28, 1997
              Ormond L. Bentley

                  SIGNATURE                         TITLE            DATE
---------------------------------------------  ---------------  ---------------
                      *
 -------------------------------------------   Director         April 28, 1997
              R. Stephen Briggs

                      *
 -------------------------------------------   Director         April 28, 1997
              Jim E. Massengale

                      *
 -------------------------------------------   Director         April 28, 1997
              Wayne E. Stuenkel

                      *
 -------------------------------------------   Director         April 28, 1997
             A. S. Williams III

                      *
 -------------------------------------------   Director         April 28, 1997
              Steven A. Schultz

                      *
 -------------------------------------------   Director         April 28, 1997
               Deborah A. Long

                      *
 -------------------------------------------   Director         April 28, 1997
                Carolyn King

                      *
 -------------------------------------------   Director         April 28, 1997
              Richard J. Bielen

                      *
 -------------------------------------------   Director         April 28, 1997
              Danny L. Bentley

*By:            /s/ NANCY KANE
       --------------------------------------
                 Nancy Kane
              Attorney-in-Fact                                  April 28, 1997

                                 EXHIBIT INDEX


 1.A.  (1)    Certified resolutions of the board of directors of Protective Life Insurance Company establishing
              Protective Variable Life Separate Account.*
       (2)    None.
       (3)(a) Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors,
              Inc. and Protective Variable Life Separate Account.**
       (b)    Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers.**
       (4)    None.
       (5)(a) Form of Contract.***
       (b)    Children's term life rider.*
       (c)    Accidental death benefit rider.*
       (d)    Disability benefit rider.*
       (e)    Guaranteed insurability rider.*
       (f)    Protective insurability benefit rider.*
       (6)(a) Charter of Protective Life Insurance Company.*
       (b)    By-Laws of Protective Life Insurance Company. *
       (7)    None.
       (8)    None.
       (9)(a) Participation/Distribution Agreement.**
       (9)(b) Participation Agreement (Oppenheimer Variable Account Funds).****
       (9)(c) Participation Agreement (MFS Variable Insurance Trust).****
       (9)(d) Participation Agreement (Acacia Capital Corporation).****
       (10)   Contract Application.***
 2.           Opinion and consent of Nancy Kane, Esq.
 3.           Not applicable.
 4.           Not applicable.
 5.           See Exhibit 27.
 6.           Notice of Withdrawal Right. (Not Applicable)
 7.           Opinion and consent of Milliman & Robertson.
 8.           Consent of Sutherland, Asbill & Brennan, L.L.P.
 9(a).        Consent of Coopers & Lybrand L.L.P.
10.           Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures.
11.           Powers of Attorney.
27.           Financial Data Schedules.


------------------------
   *Incorporated  herein  by reference  to the  initial filing  of the  Form S-6
    Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.
  **Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.
 ***Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on April 10, 1996.

****Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.